(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly   Financial Information – June 30, 2013 – BRF S.A.

Index

Identification
Capital Stock Breakdown	1
Earnings Distribution	2
Individual Financial Statements
Balance Sheet Assets	3
Balance Sheet Liabilities	4
Statement of Income	6
Statement of Comprehensive Income	7
Statement of Cash Flows	8
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2013 to 03/31/2013	9
Statement of Changes in Shareholders' Equity - from 01/01/2012 to 03/31/2012	10
Statement of Added Value	11
Consolidated Financial Statements
Balance Sheet Assets	12
Balance Sheet Liabilities	13
Statement of Income	15
Statement of Comprehensive Income	16
Statement of Cash Flows	17
Statement of Changes in Shareholders' Equity
Statement of Changes in Shareholders' Equity - from 01/01/2013 to 03/31/2013	18
Statement of Changes in Shareholders' Equity - from 01/01/2012 to 03/31/2012	19
Statement of Added Value	20
Explanatory Notes	47
Breakdown of the Capital by Owner	122
Declarations and Opinion
Independent Auditors' Report on Review of Quarterly Financial Information	123
Opinion of the Fiscal Council	125
Statement of Executive Board on the Quarterly Financial Information and Independent Auditor's
Report on Review of Quarterly Financial Information	126

(CONVENIENCE TRANSLATION   INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Identification / Capital Stock Breakdown

Number of shares	Current Quarter
(Units)	06.30.13
Paid-in Capital
Common	872,473,246
Preferred	-
Total	872,473,246
Treasury Shares
Common	1,651,230
Preferred	-
Total	1,651,230

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Identification / Earnings Distribution

Event	Approval	Corporate action	Begin payments	Type os shares	Earning per share
Executive Board Meeting	December 20, 2012	Interest on shareholders’ equity	February 15, 2013	Ordinary	0.20085
Shareholders Ordinary and Extraordinary Meeting	April 9, 2013	Dividend	April 30, 2013	Ordinary	0.05205
Executive Board Meeting	June 20, 2013	Interest on shareholders’ equity	August 15, 2013	Ordinary	0.41225

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Individual FS / Balance Sheet Assets

(in thousands of Brazilian Reais)

Account		Current Year	Previous Year
Code	Account Description	06.30.13	12.31.12
1	Total Assets	31,202,645	30,580,753
1.01	Current Assets	9,601,913	9,352,151
1.01.01	Cash and Cash Equivalents	587,898	907,919
1.01.02	Marketable Securities	199,807	269,033
1.01.02.01	Financial Investments Evaluated at Fair Value	199,807	269,033
1.01.02.01.01	Held for Trading	199,259	268,375
1.01.02.01.02	Available for Sale	548	658
1.01.03	Trade Accounts Receivable	3,425,027	3,029,069
1.01.03.01	Trade Accounts Receivable	3,356,520	2,997,671
1.01.03.02	Other Receivables	68,507	31,398
1.01.04	Inventories	2,600,056	2,490,329
1.01.05	Biological Assets	1,268,511	1,358,115
1.01.06	Recoverable Taxes	1,136,421	892,104
1.01.06.01	Current Recoverable Taxes	1,136,421	892,104
1.01.08	Other Current Assets	384,193	405,582
1.01.08.03	Other	384,193	405,582
1.01.08.03.02	Derivatives	4,800	32,804
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	52,571	41,172
1.01.08.03.05	Other	326,822	331,606
1.02	Non-current Assets	21,600,732	21,228,602
1.02.01	Non-current Assets	3,841,338	3,709,659
1.02.01.02	Marketable Securities Valued at Amortized Cost	53,568	51,752
1.02.01.02.01	Held to Maturity	53,568	51,752
1.02.01.03	Trade Accounts Receivable	265,313	89,161
1.02.01.03.01	Trade Accounts Receivable	10,972	11,128
1.02.01.03.02	Other Receivables	254,341	78,033
1.02.01.05	Biological Assets	441,509	428,190
1.02.01.06	Deferred Taxes	799,953	825,998
1.02.01.06.01	Income Tax and Social Contribution	799,953	825,998
1.02.01.08	Receivables from Related Parties	16,420	13,793
1.02.01.08.04	Receivables from Other Related Parties	16,420	13,793
1.02.01.09	Other Non-current Assets	2,264,575	2,300,765
1.02.01.09.03	Judicial Deposits	404,390	363,875
1.02.01.09.04	Recoverable Taxes	916,749	1,134,588
1.02.01.09.06	Accounts Receivable from Disposal of Equity Interest	318,111	284,880
1.02.01.09.07	Restricted Cash	90,259	83,877
1.02.01.09.08	Other	535,066	433,545
1.02.02	Investments	3,158,036	3,171,703
1.02.02.01	Investments	3,158,036	3,171,703
1.02.02.01.01	Equity in Affiliates	12,739	22,287
1.02.02.01.02	Interest on Wholly-owned Subsidiaries	3,144,424	3,148,436
1.02.02.01.04	Other	873	980
1.02.03	Property, Plant and Equipment, Net	10,514,134	10,250,576
1.02.03.01	Property, Plant and Equipment in Operation	9,480,121	9,266,128
1.02.03.02	Property, Plant and Equipment Leased	261,716	145,805
1.02.03.03	Property, Plant and Equipment in Progress	772,297	838,643
1.02.04	Intangible	4,087,224	4,096,664
1.02.04.01	Intangible	4,087,224	4,096,664
1.02.04.01.02	Software	119,603	125,024
1.02.04.01.03	Trademarks	1,173,000	1,173,000
1.02.04.01.04	Other	11,231	13,039
1.02.04.01.05	Goodwill	2,767,985	2,767,985
1.02.04.01.06	Software Leased	15,405	17,616
			3

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Individual FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account		Current Year	Previous Year
Code	Account Description	06.30.13	12.31.12
2	Total Liabilities	31,202,645	30,580,753
2.01	Current Liabilities	8,686,558	8,575,314
2.01.01	Social and Labor Obligations	87,771	115,913
2.01.01.01	Social Obligations	12,288	12,012
2.01.01.02	Labor Obligations	75,483	103,901
2.01.02	Trade Accounts Payable	2,926,981	3,135,464
2.01.02.01	Domestic Suppliers	2,716,791	2,901,597
2.01.02.02	Foreign Suppliers	210,190	233,867
2.01.03	Tax Obligations	174,888	186,614
2.01.03.01	Federal Tax Obligations	62,013	66,418
2.01.03.01.02	Other Federal	62,013	66,418
2.01.03.02	State Tax Obligations	110,800	117,603
2.01.03.03	Municipal Tax Obligations	2,075	2,593
2.01.04	Short Term Debts	2,177,268	2,111,007
2.01.04.01	Short Term Debts	2,177,268	2,111,007
2.01.04.01.01	Local Currency	1,964,441	1,679,612
2.01.04.01.02	Foreign Currency	212,827	431,395
2.01.05	Other Obligations	2,823,444	2,574,940
2.01.05.01	Liabilities with Related Parties	1,881,856	1,946,739
2.01.05.01.04	Other Liabilities with Related Parties	1,881,856	1,946,739
2.01.05.02	Other	941,588	628,201
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	329,879	159,915
2.01.05.02.04	Derivatives	324,233	198,524
2.01.05.02.05	Management and Employees Profit Sharing	78,764	76,935
2.01.05.02.07	Other Obligations	208,712	192,827
2.01.06	Provisions	496,206	451,376
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	92,069	163,798
2.01.06.01.01	Tax Risk Provisions	11,260	23,999
2.01.06.01.02	Social Security and Labor Risk Provisions	68,531	112,070
2.01.06.01.04	Civil Risk Provisions	12,278	27,729
2.01.06.02	Other Provisons	404,137	287,578
2.01.06.02.04	Vacations & Christmas Bonuses Provisions	385,747	270,164
2.01.06.02.05	Employee Benefits Provisions	18,390	17,414
2.02	Non-current Liabilities	7,969,996	7,466,911
2.02.01	Long-term Debt	5,203,350	4,593,942
2.02.01.01	Long-term Debt	5,203,350	4,593,942
2.02.01.01.01	Local Currency	1,854,741	2,210,308
2.02.01.01.02	Foreign Currency	3,348,609	2,383,634
2.02.02	Other Obligations	1,622,221	1,847,310
2.02.02.01	Liabilities with Related Parties	674,777	1,325,929
2.02.02.01.04	Other Liabilities with Related Parties	674,777	1,325,929
2.02.02.02	Other	947,444	521,381
2.02.02.02.06	Other Obligations	947,444	521,381
2.02.04	Provisions	1,144,425	1,025,659
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	841,863	739,227
2.02.04.01.01	Tax Risk Provisions	190,414	151,889
2.02.04.01.02	Social Security and Labor Risk Provisions	61,128	6,653
2.02.04.01.04	Civil Risk Provision	33,279	22,625
2.02.04.01.05	Contingent Liability	557,042	558,060
2.02.04.02	Other Provisons	302,562	286,432
2.02.04.02.04	Employee Benefits Provisions	302,562	286,432

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Individual FS / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

2.03	Shareholders' Equity	14,546,091	14,538,528
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.02	Capital Reserves	54,051	17,990
2.03.02.01	Goodwill on the Shares Issuance	62,767	62,767
2.03.02.04	Granted Options	56,387	45,464
2.03.02.05	Treasury Shares	(35,726)	(51,907)
2.03.02.07	Gain on Disposal of Shares	16,697	7,740
2.03.02.08	Goodwill on Acquisition of Non-Controlling Entities	(46,074)	(46,074)
2.03.04	Profit Reserves	2,275,160	2,261,079
2.03.04.01	Legal Reserves	220,246	220,246
2.03.04.02	Statutory Reserves	1,871,560	1,916,860
2.03.04.07	Tax Incentives Reserve	183,354	123,973
2.03.05	Accumulated Earnings	148,591	-
2.03.08	Other Comprehensive Income	(392,182)	(201,012)
2.03.08.01	Derivative Financial Intruments	(320,411)	(175,892)
2.03.08.02	Financial Instruments (Available for Sale)	(5,798)	18,224
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(3,672)	9,006
2.03.08.04	Actuarial Losses	(62,301)	(52,350)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Individual FS / Statement of Income

(in thousands of Brazilian Reais)

			Accumulated	Previous	Accumulated
		Current Quarter	Current Year	Quarter	Previous Year
Account		04.01.13 to	01.01.13 to	04.01.12 to	01.01.12 to
Code	Account Description	06.30.13	06.30.13	06.30.12	06.30.12
3.01	Net Sales	7,053,836	13,823,525	3,423,951	6,702,244
3.02	Cost of Goods Sold	(5,321,690)	(10,581,016)	(2,903,760)	(5,635,986)
3.03	Gross Profit	1,732,146	3,242,509	520,191	1,066,258
3.04	Operating (Expenses) Income	(1,064,276)	(2,092,426)	(264,874)	(678,663)
3.04.01	Selling	(939,881)	(1,764,081)	(416,438)	(802,245)
3.04.02	General and Administrative	(92,877)	(158,760)	(55,994)	(101,862)
3.04.04	Other Operating Income	42,927	68,752	68,784	131,230
3.04.05	Other Operating Expenses	(154,316)	(243,595)	(139,433)	(198,772)
3.04.06	Equity Pick-Up	79,871	5,258	278,207	292,986
3.05	Income before Financial and Tax Results	667,870	1,150,083	255,317	387,595
3.06	Financial Results	(422,916)	(469,449)	(274,282)	(264,041)
3.06.01	Financial Income	155,580	264,987	76,499	164,766
3.06.02	Financial Expenses	(578,496)	(734,436)	(350,781)	(428,807)
3.07	Income before Taxes	244,954	680,634	(18,965)	123,554
3.08	Income and Social Contribution	(36,516)	(113,662)	25,352	36,032
3.08.01	Current	64,573	-	-	-
3.08.02	Deferred	(101,089)	(113,662)	25,352	36,032
3.09	Net Income from Continued Operations	208,438	566,972	6,387	159,586
3.11	Net Income	208,438	566,972	6,387	159,586
3.99	Earnings per Share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic	870,346,975	870,346,975	869,469,377	869,469,377
3.99.01.01	ON	0.23949	0.65143	0.00735	0.18354
3.99.02	Earning per Share - Diluted	871,206,130	871,206,130	869,685,597	869,685,597
3.99.02.01	ON	0.23925	0.65079	0.00734	0.18350

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Individual FS / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

			Accumulated	Previous	Accumulated
		Current Quarter	Current Year	Quarter	Previous Year
Account		04.01.13 to	01.01.13 to	04.01.12 to	01.01.12 to
Code	Account Description	06.30.13	06.30.13	06.30.12	06.30.12
4.01	Net Income	208,438	566,972	6,387	159,586
4.02	Other Comprehensive Income	(266,647)	(191,170)	(216,004)	(120,501)
4.02.01	Loss in Foreign Currency Translation Adjustments	6,375	(12,678)	456	423
4.02.02	Unrealized Gain (Loss) in Available for Sale Marketable Securities,
	Net of Income Taxes	(23,103)	(24,022)	2,578	6,591
4.02.03	Unrealized Losses in Cash Flow Hedge, Net of Income Taxes	(246,037)	(144,519)	(210,812)	(111,064)
4.02.04	Actuarial Losses, Net of Income Taxes	(3,882)	(9,951)	(8,226)	(16,451)
4.03	Comprehensive Income	(58,209)	375,802	(209,617)	39,085

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Individual FS / Statement of Cash Flows

(in thousands of Brazilian Reais)

		Accumulated	Accumulated
		Current Year	Previous Year
Account		01.01.13 to	01.01.12 to
Code	Account Description	06.30.13	06.30.12
6.01	Net Cash Provided by Operating Activities	288,073	816,583
6.01.01	Cash from Operations	1,764,270	356,288
6.01.01.01	Net Income for the period	566,972	159,586
6.01.01.03	Depreciation and Amortization	540,474	236,683
6.01.01.04	Gain on Disposals of Property, Plant and Equipments	(107,933)	(53,236)
6.01.01.05	Deferred Income Tax	113,662	(36,032)
6.01.01.06	Provision (Reversal) for Tax, Civil and Labor Risks	114,132	20,931
6.01.01.07	Other Provisions	(12,463)	(31,511)
6.01.01.08	Interest and Exchange Rate Variations	554,684	251,270
6.01.01.09	Equity Pick-Up	(5,258)	(292,986)
6.01.01.10	Results on the execution of TCD	-	101,583
6.01.02	Changes in Operating Assets and Liabilities	(1,476,197)	460,295
6.01.02.01	Trade Accounts Receivable	(485,733)	(482,792)
6.01.02.02	Inventories	(91,342)	(136,742)
6.01.02.03	Trade Accounts Payable	(85,476)	87,242
6.01.02.04	Payment of Tax, Civil and Labor Risks Provisions	(92,656)	(52,920)
6.01.02.05	Payroll and Related Charges	(624,721)	698,296
6.01.02.06	Investment in Held for Trading Securities	-	(1,250,140)
6.01.02.07	Redemption of Held for Trading Securities	76,499	1,807,451
6.01.02.10	Other Financial Assets and Liabilities	(88,926)	(46,347)
6.01.02.11	Payment of Interest	(173,446)	(78,855)
6.01.02.13	Interest on Shareholders' Equity Received	-	8,988
6.01.02.14	Biological assets	89,604	(93,886)
6.02	Net Cash Provided by Investing Activities	(815,607)	(563,402)
6.02.05	Restricted Cash Investments	(6,382)	-
6.02.06	Additions to Property, Plant and Equipment	(634,166)	(445,180)
6.02.07	Proceeds from Disposals of Property, Plant and Equipment	172,159	6,743
6.02.08	Capital increase in subsidiaries	(90,294)	-
6.02.09	Additions to Intangible	(1,678)	(1,914)
6.02.10	Additions to Biological Assets	(255,246)	(112,442)
6.02.14	Business Combination	-	(10,609)
6.03	Net Cash Provided by Financing Activities	197,768	853,249
6.03.01	Proceeds from Debt Issuance	1,915,901	2,069,355
6.03.02	Payment of Debt	(1,514,264)	(864,316)
6.03.03	Dividends and Interest on Shareholders' Equity Paid	(220,050)	(339,790)
6.03.05	Advance for Future Capital Increase	-	(12,000)
6.03.06	Treasury Shares Disposal (Acquisition)	16,181	-
6.03.08	Capital increase	-	-
6.04	Exchange Rate Variation on Cash and Cash Equivalents	9,745	7,581
6.05	Increase (Decrease) in Cash and Cash Equivalents	(320,021)	1,114,011
6.05.01	At the Beginning of the Period	907,919	68,755
6.05.02	At the End of the Period	587,898	1,182,766

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Individual FS  / Statement of Changes in Shareholders' Equity for the Period from

01/01/2013 to 06/31/2013

(in thousands of Brazilian Reais)

			Capital
			Reserves,
			Granted Options			Other
Account			and Treasury		Retained	Comprehensive	Shareholders'
Code	Account Description	Capital Stock	Shares	Profit Reserves	earnings (losses)	Income	Equity
5.01	Balance at January 1, 2013	12,460,471	17,990	2,261,079	-	(201,012)	14,538,528
5.03	Opening Balance Adjusted	12,460,471	17,990	2,261,079	-	(201,012)	14,538,528
5.04	Share-based Payments	-	36,061	(45,300)	(359,000)	-	(368,239)
5.04.03	Options Granted	-	10,924	-	-	-	10,924
5.04.05	Treasury Shares Sold	-	16,181	-	-	-	16,181
5.04.06	Dividends	-	-	(45,300)	-	-	(45,300)
5.04.07	Interest on Shareholders' Equity	-	-	-	(359,000)	-	(359,000)
5.04.08	Gain on Disposal of Shares	-	8,956	-	-	-	8,956
5.04.10	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	566,972	(191,170)	375,802
5.05.01	Net Income for the Period	-	-	-	566,972	-	566,972
5.05.02	Other Comprehensive Income	-	-	-	-	(191,170)	(191,170)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(227,016)	(227,016)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	82,497	82,497
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	(24,022)	(24,022)
5.05.02.07	Actuarial Loss	-	-	-	-	(9,951)	(9,951)
5.05.02.08	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(12,678)	(12,678)
5.06	Statements of Changes in Shareholders' Equity	-	-	59,381	(59,381)	-	-
5.06.08	Tax Incentives Reserve	-	-	59,381	(59,381)	-	-
5.07	Balance at March 31, 2013	12,460,471	54,051	2,275,160	148,591	(392,182)	14,546,091

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Individual FS  / Statement of Changes in Shareholders' Equity for the Period from

01/01/2012 to 06/31/2012

(in thousands of Brazilian Reais)

			Capital
			Reserves,
			Granted Options			Other
Account			and Treasury		Retained	Comprehensive	Shareholders'
Code	Account Description	Capital Stock	Shares	Profit Reserves	earnings (losses)	Income	Equity
5.01	Balance at January 1, 2012	12,460,471	10,939	1,760,446	-	(161,516)	14,070,340
5.03	Opening Balance Adjusted	12,460,471	10,939	1,760,446	-	(161,516)	14,070,340
5.04	Share-based Payments	-	9,562	-	(100,000)	-	(90,438)
5.04.03	Options Granted	-	8,735	-	-	-	8,735
5.04.05	Treasury Shares Sold	-	691	-	-	-	691
5.04.07	Interest on Shareholders' Equity	-	-	-	(100,000)	-	(100,000)
5.04.08	Gain on Disposal of Shares	-	136	-	-	-	136
5.04.10	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-
5.05	Total Comprehensive Income	-	-	-	159,586	(120,501)	39,085
5.05.01	Net Income for the Period	-	-	-	159,586	-	159,586
5.05.02	Other Comprehensive Income	-	-	-	-	(120,501)	(120,501)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(162,864)	(162,864)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	51,800	51,800
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	6,591	6,591
5.05.02.07	Actuarial Loss	-	-	-	-	(16,451)	(16,451)
5.05.02.08	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	423	423
5.06	Statements of Changes in Shareholders' Equity	-	-	39,143	(39,143)	-	-
5.06.08	Tax Incentives Reserve	-	-	39,143	(39,143)	-	-
5.07	Balance at March 31, 2012	12,460,471	20,501	1,799,589	20,443	(282,017)	14,018,987

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Individual FS / Statement of Value Added

(in thousands of Brazilian Reais)

		Accumulated	Accumulated
		Current Year	Previous Year
Account		01.01.13 to	01.01.12 to
Code	Account Description	06.30.13	06.30.12
7.01	Revenues	15,523,655	7,513,733
7.01.01	Sales of Goods, Products and Services	15,154,274	7,314,717
7.01.02	Other Income	(79,977)	(185,870)
7.01.03	Revenue Related to Construction of Own Assets	447,196	376,642
7.01.04	Reversal (Provisions) for Doubtful Accounts	2,162	8,244
7.02	Raw Material Acquired from Third Parties	(10,228,812)	(5,536,013)
7.02.01	Costs of Products and Goods Sold	(8,580,925)	(4,616,614)
7.02.02	Materials, Energy, Third Parties Services and Other	(1,661,584)	(919,805)
7.02.03	Recovery (Loss) of Assets Values	13,697	406
7.03	Gross Value Added	5,294,843	1,977,720
7.04	Retentions	(540,474)	(236,683)
7.04.01	Depreciation, Amortization and Exhaustion	(540,474)	(236,683)
7.05	Net Value Added	4,754,369	1,741,037
7.06	Received from Third Parties	272,102	546,052
7.06.01	Equity Pick-Up	5,258	292,986
7.06.02	Financial Income	264,987	164,766
7.06.03	Other	1,857	88,300
7.07	Value Added to be Distributed	5,026,471	2,287,089
7.08	Distribution of Value Added	5,026,471	2,287,089
7.08.01	Payroll	1,939,004	871,363
7.08.01.01	Salaries	1,490,871	665,489
7.08.01.02	Benefits	345,338	155,201
7.08.01.03	Government Severance Indemnity Fund for Employees
	Guarantee Fund for Length of Service - FGTS	102,795	50,673
7.08.02	Taxes, Fees and Contributions	1,640,652	772,182
7.08.02.01	Federal	773,042	372,972
7.08.02.02	State	786,006	389,329
7.08.02.03	Municipal	81,604	9,881
7.08.03	Capital Remuneration from Third Parties	879,843	483,958
7.08.03.01	Interests	759,457	436,970
7.08.03.02	Rents	120,386	46,988
7.08.04	Interest on Own Capital	566,972	159,586
7.08.04.01	Interest on Shareholders' Equity	359,000	100,000
7.08.04.03	Retained Earnings	207,972	59,586

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Consolidated FS  / Balance Sheet Assets

(in thousands of Brazilian Reais)

Account		Current Year	Previous Year
Code	Account Description	06.30.13	12.31.12
1	Total Assets	31,587,077	30,772,248
1.01	Current Assets	11,972,385	11,589,980
1.01.01	Cash and Cash Equivalents	2,028,379	1,930,693
1.01.02	Marketable Securities	525,461	621,908
1.01.02.01	Financial Investments Evaluated at Fair Value	476,206	553,755
1.01.02.01.01	Held for Trading	210,949	280,693
1.01.02.01.02	Available for Sale	265,257	273,062
1.01.02.02	Marketable Securities Evaluated at Amortized Cost	49,255	68,153
1.01.02.02.01	Held to Maturity	49,255	68,153
1.01.03	Trade Accounts Receivable	3,291,271	3,208,619
1.01.03.01	Trade Accounts Receivable	3,157,316	3,131,198
1.01.03.02	Other Receivables	133,955	77,421
1.01.04	Inventories	3,141,835	3,018,576
1.01.05	Biological Assets	1,281,172	1,370,999
1.01.06	Recoverable Taxes	1,251,308	964,769
1.01.06.01	Current Recoverable Taxes	1,251,308	964,769
1.01.08	Other Current Assets	452,959	474,416
1.01.08.03	Other	452,959	474,416
1.01.08.03.02	Derivatives	7,521	33,200
1.01.08.03.04	Accounts Receivable from Disposal of Equity Interest	52,571	41,172
1.01.08.03.05	Other	392,867	400,044
1.02	Non-current Assets	19,614,692	19,182,268
1.02.01	Non-current Assets	3,824,698	3,723,249
1.02.01.02	Marketable Securities Evaluated at Amortized Cost	53,568	74,458
1.02.01.02.01	Held to Maturity	53,568	74,458
1.02.01.03	Trade Accounts Receivable	326,409	163,431
1.02.01.03.01	Trade Accounts Receivable	10,972	11,128
1.02.01.03.02	Other Receivables	315,437	152,303
1.02.01.05	Biological Assets	441,509	428,190
1.02.01.06	Deferred Taxes	707,218	724,942
1.02.01.06.01	Income Tax and Social Contribution	707,218	724,942
1.02.01.09	Other Non-current Assets	2,295,994	2,332,228
1.02.01.09.03	Judicial Deposits	405,238	365,301
1.02.01.09.04	Recoverable Taxes	921,474	1,141,797
1.02.01.09.06	Accounts Receivable from Disposal of Equity Interest	318,111	284,880
1.02.01.09.07	Restricted Cash	99,377	93,014
1.02.01.09.08	Other	551,794	447,236
1.02.02	Investments	91,237	36,658
1.02.02.01	Investments	91,237	36,658
1.02.02.01.01	Equity in Affiliates	89,102	34,711
1.02.02.01.04	Other	2,135	1,947
1.02.03	Property, Plant and Equipment, Net	10,939,909	10,670,700
1.02.03.01	Property, Plant and Equipment in Operation	9,831,981	9,647,038
1.02.03.02	Property, Plant and Equipment Leased	264,214	145,805
1.02.03.03	Property, Plant and Equipment in Progress	843,714	877,857
1.02.04	Intangible	4,758,848	4,751,661
1.02.04.01	Intangible	4,758,848	4,751,661
1.02.04.01.02	Software	140,146	136,916
1.02.04.01.03	Trademarks	1,304,255	1,305,937
1.02.04.01.04	Other	196,460	207,929
1.02.04.01.05	Goodwill	3,102,582	3,083,263
1.02.04.01.06	Software Leased	15,405	17,616

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Consolidated FS  / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

Account		Current Year	Previous Year
Code	Account Description	06.30.13	12.31.12
2	Total Liabilities	31,587,077	30,772,248
2.01	Current Liabilities	7,505,686	7,481,632
2.01.01	Social and Labor Obligations	108,603	134,968
2.01.01.01	Social Obligations	22,985	21,494
2.01.01.02	Labor Obligations	85,618	113,474
2.01.02	Trade Accounts Payable	3,176,279	3,381,246
2.01.02.01	Domestic Suppliers	2,718,818	2,901,516
2.01.02.02	Foreign Suppliers	457,461	479,730
2.01.03	Tax Obligations	234,593	227,995
2.01.03.01	Federal Tax Obligations	90,070	98,637
2.01.03.01.01	Income Tax and Social Contribution Payable	8,978	13,547
2.01.03.01.02	Other Federal	81,092	85,090
2.01.03.02	State Tax Obligations	142,448	126,765
2.01.03.03	Municipal Tax Obligations	2,075	2,593
2.01.04	Short Term Debts	2,443,488	2,440,782
2.01.04.01	Short Term Debts	2,443,488	2,440,782
2.01.04.01.01	Local Currency	1,964,441	1,679,612
2.01.04.01.02	Foreign Currency	479,047	761,170
2.01.05	Other Obligations	1,019,392	814,038
2.01.05.02	Other	1,019,392	814,038
2.01.05.02.01	Dividends and Interest on Shareholders' Equity Payable	330,098	160,020
2.01.05.02.04	Derivatives	364,224	253,420
2.01.05.02.05	Management and Employees Profit Sharing	78,764	76,935
2.01.05.02.07	Other Obligations	246,306	323,663
2.01.06	Provisions	523,331	482,603
2.01.06.01	Tax, Social Security, Labor and Civil Risk Provisions	98,110	173,916
2.01.06.01.01	Tax Risk Provisions	11,261	24,000
2.01.06.01.02	Social Security and Labor Risk Provisions	74,512	122,070
2.01.06.01.04	Civil Risk Provisions	12,337	27,846
2.01.06.02	Other Provisons	425,221	308,687
2.01.06.02.04	Vacations and Christmas Bonuses Provisions	406,831	291,273
2.01.06.02.05	Employee Benefits Provisions	18,390	17,414
2.02	Non-current Liabilities	9,500,263	8,714,576
2.02.01	Long-term Debt	7,329,793	7,077,539
2.02.01.01	Long-term Debt	7,329,793	7,077,539
2.02.01.01.01	Local Currency	1,854,741	2,210,308
2.02.01.01.02	Foreign Currency	5,475,052	4,867,231
2.02.02	Other Obligations	977,317	561,900
2.02.02.02	Other	977,317	561,900
2.02.02.02.06	Other Obligations	977,317	561,900
2.02.03	Deferred Taxes	25,174	27,792
2.02.03.01	Deferred Income Tax and Social Contribution	25,174	27,792
2.02.04	Provisions	1,167,979	1,047,345
2.02.04.01	Tax, Social Security, Labor and Civil Risk Provisions	865,417	760,913
2.02.04.01.01	Tax Risk Provisions	192,058	155,542
2.02.04.01.02	Social Security and Labor Risk Provisions	71,599	12,373
2.02.04.01.04	Civil Risk Provision	33,237	22,525
2.02.04.01.05	Contingent Liabilities	568,523	570,473
2.02.04.02	Other Provisons	302,562	286,432
2.02.04.02.04	Employee Benefits Provisions	302,562	286,432
2.03	Shareholders' Equity	14,581,128	14,576,040
2.03.01	Paid-in Capital	12,460,471	12,460,471
2.03.02	Capital Reserves	54,051	17,990
2.03.02.01	Goodwill on the Shares Issuance	62,767	62,767
2.03.02.04	Granted Options	56,387	45,464
2.03.02.05	Treasury Shares	(35,726)	(51,907)
2.03.02.07	Gain on Disposal of Shares	16,697	7,740

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Consolidated FS  / Balance Sheet Liabilities

(in thousands of Brazilian Reais)

2.03.02.08	Goodwill on Acquisition of Non-Controlling Shareholders	(46,074)	(46,074)
2.03.04	Profit Reserves	2,275,160	2,261,079
2.03.04.01	Legal Reserves	220,246	220,246
2.03.04.02	Statutory Reserves	1,871,560	1,916,860
2.03.04.07	Tax Incentives Reserve	183,354	123,973
2.03.05	Accumulated Earnings / Loss	148,591	-
2.03.08	Other Comprehensive Income	(392,182)	(201,012)
2.03.08.01	Derivative Financial Instruments	(320,411)	(175,892)
2.03.08.02	Financial Instrument (Available for Sale)	(5,798)	18,224
2.03.08.03	Cumulative Translation Adjustments of Foreign Currency	(3,672)	9,006
2.03.08.04	Actuarial Losses	(62,301)	(52,350)
2.03.09	Non-controlling Shareholders' Equity	35,037	37,512

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Consolidated FS  / Statement of Income

(in thousands of Brazilian Reais)

			Accumulated	Previous	Accumulated
		Current Quarter	Current Year	Quarter	Previous Year
Account		04.01.13 to	01.01.13 to	04.01.12 to	01.01.12 to
Code	Account Description	06.30.13	06.30.13	06.30.12	06.30.12
3.01	Net Sales	7,525,447	14,734,343	6,842,127	13,179,249
3.02	Cost of Goods Sold	(5,648,333)	(11,160,384)	(5,352,968)	(10,346,610)
3.03	Gross Profit	1,877,114	3,573,959	1,489,159	2,832,639
3.04	Operating (Expenses) Income	(1,374,601)	(2,540,387)	(1,208,571)	(2,284,021)
3.04.01	Selling	(1,140,303)	(2,142,177)	(1,060,985)	(2,014,419)
3.04.02	General and Administrative	(118,227)	(221,191)	(94,497)	(180,225)
3.04.04	Other Operating Income	44,880	76,708	39,006	149,547
3.04.05	Other Operating Expenses	(163,149)	(263,325)	(97,244)	(249,727)
3.04.06	Equity Pick-Up	2,198	9,598	5,149	10,803
3.05	Income before Financial and Tax Results	502,513	1,033,572	280,588	548,618
3.06	Financial Results	(258,993)	(360,741)	(287,493)	(362,440)
3.06.01	Financial Income	428,116	630,665	374,730	658,768
3.06.02	Financial Expenses	(687,109)	(991,406)	(662,223)	(1,021,208)
3.07	Income Before Taxes	243,520	672,831	(6,905)	186,178
3.08	Income and Social Contribution	(34,669)	(107,653)	18,133	(22,095)
3.08.01	Current	61,751	(1,927)	(5,072)	(43,277)
3.08.02	Deferred	(96,420)	(105,726)	23,205	21,182
3.09	Net Income from Continued Operations	208,851	565,178	11,228	164,083
3.11	Net Income	208,851	565,178	11,228	164,083
3.11.01	Attributable to: BRF Shareholders	208,438	566,972	6,387	159,586
3.11.02	Attributable to: Non-Controlling Shareholders	413	(1,794)	4,841	4,497
3.99	Earnings per share - (Brazilian Reais/Share)
3.99.01	Earnings per Share - Basic
3.99.01.01	ON	0.23949	0.65143	0.00735	0.18354
3.99.02	Earning per Share - Diluted
3.99.02.01	ON	0.23925	0.65079	0.00734	0.18350

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Consolidated FS  / Statement of Comprehensive Income

(in thousands of Brazilian Reais)

			Accumulated	Previous	Accumulated
		Current Quarter	Current Year	Quarter	Previous Year
Account		04.01.13 to	01.01.13 to	04.01.12 to	01.01.12 to
Code	Account Description	06.30.13	06.30.13	06.30.12	06.30.12
4.01	Net Income	208,851	565,178	11,228	164,083
4.02	Other Comprehensive Income	(266,647)	(191,170)	(216,004)	(120,501)
4.02.01	Loss in Foreign Currency Translation Adjustments	6,375	(12,678)	456	423
4.02.02	Unrealized Gain (Loss) in Available for Sale Marketable Securities,
	Net of Income Taxes	(23,103)	(24,022)	2,578	6,591
4.02.03	Unrealized Losses in Cash Flow Hedge, Net of Income Taxes	(246,037)	(144,519)	(210,812)	(111,064)
4.02.04	Actuarial Losses, Net of Income Taxes	(3,882)	(9,951)	(8,226)	(16,451)
4.03	Comprehensive Income	(57,796)	374,008	(204,776)	43,582
4.03.01	Attributable to: BRF Shareholders	(58,209)	375,802	(209,617)	39,085
4.03.02	Attributable to: Non-Controlling Shareholders	413	(1,794)	4,841	4,497

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Consolidated FS  / Statement of Cash Flows

(in thousands of Brazilian Reais)

		Accumulated	Accumulated
		Current Year	Previous Year
Account		01.01.13 to	01.01.12 to
Code	Account Description	06.30.13	06.30.12
6.01	Net Cash Provided by Operating Activities	1,256,590	1,103,833
6.01.01	Cash from Operations	1,869,798	1,265,960
6.01.01.01	Net Income for the Period	566,972	159,586
6.01.01.02	Non-controlling Shareholders	(1,794)	4,497
6.01.01.03	Depreciation and Amortization	569,504	477,120
6.01.01.04	Gain on Disposals of Property, Plant and Equipments	(101,898)	(43,111)
6.01.01.05	Deferred Income Tax	105,726	(21,182)
6.01.01.06	Provision (Reversal) for Tax, Civil and Labor Risks	114,188	40,702
6.01.01.07	Other Provisions	(27,221)	12,657
6.01.01.08	Interest and Exchange Rate Variations	653,919	577,155
6.01.01.09	Equity Pick-Up	(9,598)	(10,803)
6.01.01.10	Results on the execution of TCD	-	69,339
6.01.02	Changes in Operating Assets and Liabilities	(613,208)	(162,127)
6.01.02.01	Trade Accounts Receivable	8,207	379,595
6.01.02.02	Inventories	(134,589)	(423,197)
6.01.02.03	Trade Accounts Payable	(81,587)	109,329
6.01.02.04	Payment of Tax, Civil and Labor Risks Provisions	(94,658)	(92,427)
6.01.02.05	Payroll and Related Charges	(106,463)	(457,541)
6.01.02.06	Investment in Held for Trading Securities	-	(2,528,809)
6.01.02.07	Redemption of Held for Trading Securities	77,522	3,298,630
6.01.02.08	Investment in Available for Sale Securities	-	(1,595)
6.01.02.09	Redemptions of Available for Sale Securities	-	5,552
6.01.02.10	Other Financial Assets and Liabilities	(114,709)	(33,627)
6.01.02.11	Payment of Interest	(255,701)	(212,288)
6.01.02.12	Payment of Income Tax and Social Contribution	(1,057)	(26,993)
6.01.02.13	Interest on Shareholders' Equity Received	-	8,988
6.01.02.14	Biological assets	89,827	(187,744)
6.02	Net Cash Provided by Investing Activities	(770,312)	(1,188,456)
6.02.01	Marketable Securities	(314,991)	(48,619)
6.02.02	Redemptions of Marketable Securities	377,489	45,819
6.02.03	Investment in Available for Sale Securities	(108,679)	-
6.02.04	Redemptions of Available for Sale Securities	121,912	-
6.02.05	Restricted Cash	(6,363)	(5,853)
6.02.06	Additions to Property, Plant and Equipment	(671,447)	(934,595)
6.02.07	Receivable from Disposals of Property, Plant and Equipment	173,457	7,744
6.02.09	Additions to Intangible	(31,983)	(2,987)
6.02.10	Additions to Biological Assets	(255,246)	(238,130)
6.02.11	Other Investments, Net	(54,461)	(1,226)
6.02.14	Business Combination	-	(10,609)
6.03	Net Cash Provided by Financing Activities	(440,355)	796,425
6.03.01	Proceeds from Debt Issuance	2,047,153	2,745,406
6.03.02	Payment of Debt	(2,273,639)	(1,609,191)
6.03.03	Dividends and Interest on Shareholders' Equity Paid	(220,050)	(339,790)
6.03.06	Treasury Shares Disposal	16,181	-
6.03.08	Capital increase in subsidiaries	(10,000)	-
6.04	Exchange Rate Variation on Cash and Cash Equivalents	51,763	28,287
6.05	Decrease in Cash and Cash Equivalents	97,686	740,089
6.05.01	At the Beginning of the Period	1,930,693	1,366,843
6.05.02	At the End of the Period	2,028,379	2,106,932

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders' Equity for the Period from

01/01/2013 to 06/31/2013

(in thousands of Brazilian Reais)

			Capital
			Reserves,
			Granted Options			Other		Participation of	Total
Account			and Treasury		Retained	Comprehensive	Shareholders'	Non-Controlling	Shareholders'
Code	Account Description	Capital Stock	Shares	Profit Reserves	earnings (losses)	Income	Equity	Shareholders	Equity
5.01	Balance at January 1, 2013	12,460,471	17,990	2,261,079	-	(201,012)	14,538,528	37,512	14,576,040
5.03	Opening Balance Adjusted	12,460,471	17,990	2,261,079	-	(201,012)	14,538,528	37,512	14,576,040
5.04	Share-based Payments	-	36,061	(45,300)	(359,000)	-	(368,239)	(681)	(368,920)
5.04.03	Options Granted	-	10,924	-	-	-	10,924	-	10,924
5.04.05	Treasury Shares Sold	-	16,181	-	-	-	16,181	-	16,181
5.04.06	Dividends	-	-	(45,300)	-	-	(45,300)	-	(45,300)
5.04.07	Interest on Shareholders' Equity	-	-	-	(359,000)	-	(359,000)	-	(359,000)
5.04.08	Gain on Disposal of Shares	-	8,956	-	-	-	8,956	-	8,956
5.04.10	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	(681)	(681)
5.05	Total Comprehensive Income	-	-	-	566,972	(191,170)	375,802	(1,794)	374,008
5.05.01	Net Income for the Period	-	-	-	566,972	-	566,972	(1,794)	565,178
5.05.02	Other Comprehensive Income	-	-	-	-	(191,170)	(191,170)	-	(191,170)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(227,016)	(227,016)	-	(227,016)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	82,497	82,497	-	82,497
5.05.02.06	Unrealized Loss in Available for Sale Marketable Securities	-	-	-	-	(24,022)	(24,022)	-	(24,022)
5.05.02.07	Actuarial Loss	-	-	-	-	(9,951)	(9,951)	-	(9,951)
5.05.02.08	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	(12,678)	(12,678)	-	(12,678)
5.06	Statements of Changes in Shareholders' Equity	-	-	59,381	(59,381)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	59,381	(59,381)	-	-	-	-
5.07	Balance at March 31, 2013	12,460,471	54,051	2,275,160	148,591	(392,182)	14,546,091	35,037	14,581,128

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Consolidated FS / Statement of Changes in Shareholders' Equity for the Period from

01/01/2012 to 06/31/2012

(in thousands of Brazilian Reais)

			Capital
			Reserves,
			Granted Options			Other		Participation of	Total
Account			and Treasury		Retained	Comprehensive	Shareholders'	Non-Controlling	Shareholders'
Code	Account Description	Capital Stock	Shares	Profit Reserves	earnings (losses)	Income	Equity	Shareholders	Equity
5.01	Balance at January 1, 2012	12,460,471	10,939	1,760,446	-	(161,516)	14,070,340	39,577	14,109,917
5.03	Opening Balance Adjusted	12,460,471	10,939	1,760,446	-	(161,516)	14,070,340	39,577	14,109,917
5.04	Share-based Payments	-	9,562	-	(100,000)	-	(90,438)	7,103	(83,335)
5.04.03	Options Granted	-	8,735	-	-	-	8,735	-	8,735
5.04.05	Treasury Shares Sold	-	691	-	-	-	691	-	691
5.04.07	Interest on Shareholders' Equity	-	-	-	(100,000)	-	(100,000)	-	(100,000)
5.04.08	Gain on Disposal of Shares	-	136	-	-	-	136	-	136
5.04.10	Participation of Non-Controlling Shareholders'	-	-	-	-	-	-	7,103	7,103
5.05	Total Comprehensive Income	-	-	-	159,586	(120,501)	39,085	4,497	43,582
5.05.01	Net Income for the Period	-	-	-	159,586	-	159,586	4,497	164,083
5.05.02	Other Comprehensive Income	-	-	-	-	(120,501)	(120,501)	-	(120,501)
5.05.02.01	Financial Instruments Adjustments	-	-	-	-	(162,864)	(162,864)	-	(162,864)
5.05.02.02	Tax on Financial Instruments Adjustments	-	-	-	-	51,800	51,800	-	51,800
5.05.02.06	Unrealized Gain in Available for Sale Marketable Securities	-	-	-	-	6,591	6,591	-	6,591
5.05.02.07	Actuarial Loss	-	-	-	-	(16,451)	(16,451)	-	(16,451)
5.05.02.08	Cumulative Translation Adjustments of Foreign Currency	-	-	-	-	423	423	-	423
5.06	Statements of Changes in Shareholders' Equity	-	-	39,143	(39,143)	-	-	-	-
5.06.08	Tax Incentives Reserve	-	-	39,143	(39,143)	-	-	-	-
5.07	Balance at March 31, 2012	12,460,471	20,501	1,799,589	20,443	(282,017)	14,018,987	51,177	14,070,164

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Consolidated FS / Statement of Value Added

(in thousands of Brazilian Reais)

		Accumulated	Accumulated
		Current Year	Previous Year
Account		01.01.13 to	01.01.12 to
Code	Account Description	06.30.13	06.30.12
7.01	Revenues	16,619,375	15,038,417
7.01.01	Sales of Goods, Products and Services	16,224,144	14,466,202
7.01.02	Other Income	(87,440)	(161,207)
7.01.03	Revenue Related to Construction of Own Assets	470,958	765,406
7.01.04	(Provision) Reversal for Doubtful Accounts Reversal (Provisions)	11,713	(31,984)
7.02	Raw Material Acquired from Third Parties	(11,042,311)	(10,406,594)
7.02.01	Costs of Products and Goods Sold	(9,014,693)	(8,283,133)
7.02.02	Materials, Energy, Third Parties Services and Other	(2,040,031)	(2,131,672)
7.02.03	Recovery of Assets Values	12,413	8,211
7.03	Gross Value Added	5,577,064	4,631,823
7.04	Retentions	(569,504)	(477,120)
7.04.01	Depreciation, Amortization and Exhaustion	(569,504)	(477,120)
7.05	Net Value Added	5,007,560	4,154,703
7.06	Received from Third Parties	642,123	757,717
7.06.01	Equity Pick-Up	9,598	10,803
7.06.02	Financial Income	630,665	658,768
7.06.03	Other	1,860	88,146
7.07	Value Added to be Distributed	5,649,683	4,912,420
7.08	Distribution of Value Added	5,649,683	4,912,420
7.08.01	Payroll	2,129,435	1,891,650
7.08.01.01	Salaries	1,662,490	1,462,991
7.08.01.02	Benefits	362,770	329,165
7.08.01.03	Government Severance Indemnity Fund for Employees
	Guarantee Fund for Length of Service - FGTS	104,175	99,494
7.08.02	Taxes, Fees and Contributions	1,803,744	1,694,074
7.08.02.01	Federal	896,146	981,557
7.08.02.02	State	818,862	694,587
7.08.02.03	Municipal	88,736	17,930
7.08.03	Capital Remuneration from Third Parties	1,151,326	1,162,613
7.08.03.01	Interests	1,017,314	1,045,232
7.08.03.02	Rents	134,012	117,381
7.08.04	Interest on Own Capital	565,178	164,083
7.08.04.01	Interest on Shareholders' Equity	359,000	100,000
7.08.04.03	Retained Earnings	207,972	59,586
7.08.04.04	Non-Controlling Interest	(1,794)	4,497

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Management  Report / Comments on the Performance

Dear Shareholders,

One of BRF’s major concerns is the focus on the consumer, and the offer of products which match tastes and needs. There are two tendencies in the global food industry which go hand in hand and are increasingly attractive to our customers. One of these is what is being termed as the trend towards so-called ‘healthy’ foods, which can be summed up as eats and drinks items which put health first and foremost. The other is practical foods imposed by the inescapable rhythm of our daily lives and the lack of time for dealing with so many commitments.

In this context, since last year BRF has been focusing on innovations in products geared towards these two market tendencies with the unveiling of a modern Innovation Center in Jundiai in the state of São Paulo being part of this process. These initiatives have been instrumental in the growth of the Company’s revenues following the asset sale and discontinuation of certain product categories, measures to which we committed under the Performance Agreement Instrument (TCD).

We can report a very favorable second quarter performance in spite of a less effervescent domestic market. Consolidated net sales grew 10% to R$ 7.5 billion. Adjusted EBITDA reported R$ 909.9 million – a growth of 61% on a net margin of 12.1% against 8.3% posted in 2Q12. EBITDA was R$ 801.0 million, an increase of 55%. The Company reported a net income of R$ 208.4 million with net margin improving from 0.1% to 2.8%.

Based on a year-on-year comparative basis, in addition to new product launches which supported domestic market performance, export demand recorded a significant recovery due and equilibrium between world demand and supply. The food service and dairy products segments also recorded a premium performance in relation to the same period in 2012.

BRF has sought to reduce the cost and lengthen the maturity profile of its debt through bond issues totaling US$ 500 million at an annual coupon of 3.95% (yield to maturity 4.135%) and R$ 500 million, issued at an interest rate of 7.75% p.a. The operation commanded one of the best prices for a Brazilian corporate issue.

During the quarter, Japan, as one of the largest consumers of pork, opened up its market to imports from plants located in the state of Santa Catarina. In July, BRF concluded its first shipment of pork filet and shoulder (coppa) cuts produced at the company plant in Campos Novos (SC). Currently, BRF is already the largest exporter of poultry meat to the Japanese market.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

During the quarter, Japan, as one of the largest consumers of pork, opened up its market to imports from plants located in the state of Santa Catarina. In July, BRF concluded its first shipment of pork filet and shoulder (coppa) cuts produced at the company plant in Campos Novos (SC). Currently, BRF is already the largest exporter of poultry meat to the Japanese market.

A major challenge lies ahead of BRF with the start of the new cycle in 2013. Throughout its existence, the company has created the foundations for consolidating its footprint in the global food market. As it moves in the direction of strengthening and expanding its businesses in the international market, the Company is advancing discussions of the Accelerated Growth Plan and examining the opportunities for reviewing processes which could add value to the businesses.

For BRF, the focus on consumer well being is a sure path towards success of its renowned brands and is based on the constant perfection of its processes, high quality products and prioritization of human capital.

São Paulo, July 2013

Abilio dos Santos Diniz Chairman of the Board of Directors	José Antonio do Prado Fay Chief Executive Officer

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

2nd Quarter 2013 (2Q13)

•        Net sales totaled R$7.5 billion, corresponding to a year-on-year growth of 10%, more especially the result of the performance of export-related revenue and the launch of new products, both of which served to offset the effects of the agreement signed with the Brazilian Anti-Trust Authority – Cade (TCD -Performance Agreement Instrument).

•        Meats, dairy products and other processed products in addition to other items, recorded sales of 1.5 million tons, a reduction of 6.1%. In this context, it should be recalled that 2Q12 figures still incorporated both assets subsequently sold as well as categories discontinued in compliance with the TCD.

•         Gross profit amounted to R$ 1.9 billion, 26.1% greater than price adjustments in the light of the new costs scenario and the improvement in the international markets, with gross margin showing a positive evolution from 21.8% to 24.9%.

•         Adjusted EBITDA reached R$ 909.9 million, an improvement of 61%, reaching 12.1% against 8.3% in 2012 due to the gradual recovery in exports, the improved operating margins of domestic market business, despite the effects of the asset transfers. EBITDA reached R$ 801.1 million in the quarter (55.5% more than in 2Q12) with a corresponding EBITDA margin of 10.6% against 7.5%.

•         Net income was R$ 208.4 million against a net result of R$ 6.4 million reported in 2Q12, due to lower turnover in the latter period. Net income in 2Q13 was also impacted by the non-cash effect of the Real’s devaluation against the US Dollar

•         Financial trading volume in shares recorded an average of US$ 82.4 million/day in the quarter, 16.1% higher than 2Q12.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Highlights (R$ Million)	2Q13	2Q12	var. %
Net Sales	7,525	6,842	10
Domestic Market	4,101	3,970	3
Exports	3,424	2,872	19
Gross Profit	1,877	1,489	26
Gross Margin	24.9%	21.8%	310 bps
EBIT	503	281	79
Net Income	208	6	3,163
Net Margin	2.8%	0.1%	270 bps
EBITDA	801	515	55
EBITDA Margin	10.6%	7.5%	310 bps
Adjusted EBITDA	910	565	61
Adjusted EBITDA Margin	12.1%	8.3%	380 bps
Earnings per share(1)	0.24	0.01	2,400
(1) Consolidated earnings per share (in R$), excluding treasury shares.

Accumulated first half 2013 (1H13)

•        Net revenue totaled R$ 14.7 billion, a growth of 11.8%, as a result of sales performance in the Company’s chosen business segments and in spite of the sale of assets required for complying with the TCD.

•        The meats, dairy products and other processed products in addition to other items recorded sales of 3.0 million tons, a reduction of 5.6%.

•         Gross profit amounted to R$ 3.6 billion, 26.2% higher due to the improvement in market performance and reduced cost pressures. The Company reported a gain of 2.8 p.p in gross margin.

•         Adjusted EBITDA reached R$ 1.8 billion, 60.6% higher than 2Q12, reflecting in an adjusted EBITDA margin of 12.0% against 8.3% in 1H12. The Company reported first half EBITDA of R$ 1.6 billion (a 57.1% improvement) corresponding to an EBITDA margin of 10.9% against 7.7%.

•         Net income was R$ R$ 567.0 million against R$ 159.6 million reported for 1H12 – an increase of 255.3% and equivalent to a net margin of 3.8% against 1.2%.

The financial trading volume in company shares averaged US$86.5 million/day during the period, 10.0% up on 1H13.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Highlights (R$ Million)	1H13	1H12	var. %
Net Sales	14,734	13,179	12
Domestic Market	8,170	7,886	4
Exports	6,564	5,293	24
Gross Profit	3,574	2,833	26
Gross Margin	24.3%	21.5%	280 bps
EBIT	1,034	549	88
Net Income	567	160	255
Net Margin	3.8%	1.2%	260 bps
EBITDA	1,605	1,021	57
EBITDA Margin	10.9%	7.7%	320 bps
Adjusted EBITDA	1,762	1,097	61
Adjusted EBITDA Margin	12.0%	8.3%	370 bps
Earnings per share(1)	0.65	0.18	361
(1) Consolidated earnings per share (in R$), excluding treasury shares.

The variations in this report are comparisons between the first half of 2013 (1H13) and the same period in 2012 (1H12) or for the 2nd quarter 2013 (2Q13) against the 2nd quarter 2012 (2Q12), as specified.

Adjusted EBITDA

(R$ million)

Second quarter

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Quarterly

Brazilian Exports

Brazilian exports of chicken meat and beef in 2Q13 were characterized by larger volumes and revenues compared with 1Q13. However, chicken meat shipments for the full first half were down 5% on a comparative year-on-year basis. Pork shipments in turn were lower both in volume and revenue.

Export volume of chicken meat in 2Q13 totaled 989 thousand tons, 9.7% up on 1Q13 and 2.4% down in relation to 2Q12. Quarterly revenues were 12.3% above those of 1Q13 and 12.1% above 2Q12 (in US$ terms). For the accumulated period from January to June 2013, volumes amounted to 1.9 million tons, 5% less than the same period in 2012. Saudi Arabia, Japan and Hong Kong continue to absorb the larger part of Brazilian exports. While still not officially confirmed, prospects for the opening of the Mexican market should provide a boost to Brazilian shipments before the year-end if this becomes a reality.

Volumes of pork exports in 2Q13 were very similar to 1Q13 at approximately 120 thousand tons (representing a variation of -0.3% in 2Q13 vs 1Q13). However, there was a decline of 17.2% in year-on-year volumes. Revenue performance (in US$) also tracked lower: -2.1% compared to 2Q13 with 1Q13 and -16.2% in 2Q13 vs 2Q12. Lower volumes in the quarter under review are principally due to movement in the Ukrainian market. While volumes exported to Russia reported an increase of 24% in the first half of 2013 vs 2012 (January to June), sanitary restrictions imposed by the Ukraine on Brazilian exports introduced in March 2013 had a significant impact on sales volume to the country, declining from 65 thousand tons in January-June 2012 to 25 thousand tons in the same period 2013, a fall of 61%. However, in view of the outlook for the market, pork volumes are expected to recover during the course of the year. The Ministry of Agriculture, Livestock and Supply (MAPA) announced the certification of production units for exportation to Japan, a consuming market of high value prime cuts.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Beef export volume continued to increase during the year. Shipments in 2Q13 totaled 354 thousand tons, an increase of 10.3% vs 1Q13 and 5.5% vs 2Q12. Total revenues (US$) for the quarter were 8.4% more than 1Q13 and 3.1% lower than 2Q12. For the first half of the year (January to June), Brazilian exports to Hong Kong were particularly outstanding, increasing by 68% in relation to the same period in 2012 and totaling 173 thousand tons. Iranian imports also recorded significant volumes between comparable periods (98%). Export volumes to Venezuela (46%) and Russia (155 thousand tons from January to June) were also notable.

Domestic Consumption

Brazilian domestic inflation measured by the IPCA (Amplified Consumer Price Index) was 6.70% for the 12 month period ending June 2013 breached the top of the Central Bank’s tolerance band. In addition, sales at supermarket and specialist food and beverage stores experienced reduced sales volume due to the increase in food prices, a trend detected by the IBGE (the federal government statistics office) surveys since the beginning of the year. Again and in parallel, domestic indicators which reflect the consumer confidence index (ICC), both calculated by the FGV (national scope) as well as by Fecomércio (the Commercial Federation for Goods, Services and Tourism for the State of São Paulo), have revealed a weakening trend over recent months. However, in spite of this negative tendency, in absolute terms the ICC continues to show a degree of optimism, reflecting a less confident consumer albeit still positive in relation to the current and future scenario according to LCA Consultoria’s analysis. In addition, reduced pricing pressure on food products should result in improved volume turnover in the supermarket and hypermarket segment through to the end of the year.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Food Consumption Tendencies

Surveys show that the consumer seeks more nutritious and quality products although without sacrificing taste. Food consumption tendencies reveal five factors which are shaping new habits and attitudes in relation to food worldwide: 1) Sensorial and pleasure; 2) Healthiness and well being; 3) Convenience and practicality; 4) Quality and reliability; 5) Sustainability and ethics. According to the Fiesp/Ibope survey for the BrasilfoodTrends 2020 project, the most important aspects to be considered by the Brazilian consumer when trying a product are that it should be an item: 54% with a brand in which he trusts and knows; 52% which is appetizing and tasty; 28% which is nutritious and enriched with vitamins; 27% which is a quality food; 27% which is cheap; 22% which is food with the lowest level of preservatives possible. The outlook is that the market in the so called healthy foods in Brazil will surpass the R$ 40 billion mark by 2014.

Investments

Investment in Capex in the quarter amounted to R$ 390 million, 37.4% down when compared to the same period of 2012, directed mainly at projects destined for growth, efficiency and support.  Investments of R$ 134 million in biological assets (breeder stock) for supplying growth projects are also considered in this amount.

Principal disbursements were used for investments in increased production capacity at Lucas do Rio Verde (MT), Videira (SC), Ponta Grossa (PR), Capinzal(SC), Tatuí(SP) and Uberlândia (MG); the building of new plants: margarines (Vitória do Santo Antão-PE); cheese (Três de Maio-RS); the Rio de Janeiro-RJ distribution center and the processed products unit in the Middle East in addition to investments in projects for automation, expansion of product lines and support.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Innovation Center

On June 20, 2013, the Company unveiled the BRF Innovation Center in Jundiaí (SP), a research center equipped with modern laboratories, experimental kitchens and mini-plants for pilot production runs. The project, worth R$ 58 million, is part of the Company’s objective of doubling investments in research, development and innovation by 2015, bringing with it the capture of important synergies by bringing together personnel and the other areas of BRF.

The complex is divided into four areas: breeding and research, application, experimental kitchens and sensorial analysis. Unlike previous ones, this new structure will have facilities for conducting tests in the form of specific mini-production lines for evaluation and for product development purposes.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The Innovation Center in Jundiaí-SP, unveiled in June 2013.

Sale of Ana Rech assets

On May 7, 2013, once the Suspensive Conditions to the Ana Rech Industrial Unit (pork processing unit and poultry farms) in the state of Rio Grande do Sul have been verified, BRF committed to sell and JBS agreed to acquire the Biological Assets and the Property known as Granja André da Rocha in the city of Nova Prata (RS). The amount of the operation is worth R$ 200 million with repayment in 50 monthly installments and an initial grace period of six months. BRF recorded a loss on the operation of R$ 33,2 million.

Production

A total of 1.4 million tons of food was produced in the quarter, a volume 7.16% down on 2Q12. Adjustments were made to the meat production segment in the light of the implementation of the Performance Agreement Instrument (TCD) and a reduction in the output of dry line dairy products (UHT milk) – a strategic decision in view of the focus on ramping up profitability.

Production at Quickfood, Argentina was consolidated in July 2012 and recorded in the Company’s overall numbers for meats and other processed products.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Production	2Q13	2Q12	var. %	1H13	1H12	var.%
Poultry Slaughter (million heads)	459	447	3	900	896	1
Hog/ Cattle Slaughter (thousand heads)	2,448	2,844	(14)	4,922	5,550	(11)
Production (thousand tons)
Meats	1,036	1,085	(5)	2,060	2,126	(3)
Dairy Products	203	259	(22)	401	516	(22)
Other Processed Products	128	130	(2)	243	230	5
Feed and Premix (thousand tons)	2,835	3,095	(8)	5,575	5,969	(7)

Product Launches and Investments in Marketing

The Company is seeking to expand its portfolio, reposition brands and categories and add value, launching 70 new products during the year to date: Food Service – 4; domestic market – 27; exports – 33; and 6 in the dairy product segment. The principal innovations introduced into the portfolio were in the lines and brands of the following product categories: Ready-to-Eat Meals, Pizzas, Meu Menu, Ouro, Breaded Products, Processed Products, Dairy Products, Frozen Vegetables and Margarines. During the course of 2013 to date, a total of 128 new products were delivered to the consumer.

On May 21, 2013, Sadia and Batavo announced their support for the Rio 2016™ Olympic Games – an incursion of BRF brands into the sporting world and underscoring the association with their vision of a more healthy life. The Sadia and Batavo brands will be official supporters (level 2) of the Rio Olympics in the Packaged Food and Dairy Products categories, respectively.

On June 10, 2013, BRF signed a sponsorship agreement with the Brazilian Soccer Confederation (CBF) to expire in 2022 and involving the national soccer team and all the other categories managed by the Confederation; the Sadia brand, a leader in the domestic market and BRF’s flagship brand in export markets, will spearhead the partnership, already having participated in the Confederations Cup. The brand logo was also chosen to be affixed to the uniforms of the Brazilian national team and elsewhere. The agreement signed with the CBF allows all other company meat brands to be similarly advertised.

DOMESTIC MARKET

The challenge for BRF’s domestic market operations in 2Q13 was to mitigate the impacts of lackluster consumer demand as well as the sales of assets and suspension of certain brands. The domestic market has been incorporating new products into its portfolio since early 2012 with a view to offsetting these impacts.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Domestic market sales revenue reached R$ 3.1 billion in 2Q13, 4.3% higher on 11.5% lower volumes and 17.8% higher average prices, average costs rising by 13.5%. This was reflected in the operating profit of R$ 225.4 million for this segment, 24.1% higher, with operating margin at 7.3% against 6.1% when compared with 2Q12. Performance is indicative of management’s capacity to overcome an adverse market scenario and the reduction of a third of our sales volume in domestic market resulting from the implementation of the TCD.

During 2013, the Company will continue to focus on strategic actions for the domestic market which permit: identification of the role and positioning of each category in the market; establishment of strategies for each brand; and the capture of synergies through the increase in productivity and efficiency at low cost, supported by the consolidation effect of the merger and the integration of distribution channels, operating all the brands together and undertaking deliveries with a single vehicle.

Consolidated domestic market sales in 1H13 totaled R$ 6.2 billion, 4.2% higher on 9.5% lower volumes with 15.2% higher average prices and 10.4% higher average costs. Operating profit in this segment was R$ 642.3 million, a 37.9% increase, the operating margin being 10.4% against 7.8% in 1H12.

Market Share – Value %

Dairy, margarines e pastas: basis apr/may

Pizzas, specialty meats and frozen processed meats: basis mar/apr

Source: AC Nielsen

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

EXPORTS

After short spell when export margins came under pressure in 1Q13, business in 2Q13 benefited from the gradual recovery in the principal markets, a more favorable exchange rate and a reduction in the costs of the principal raw materials.

During the quarter, export turnover was R$ 3.4 billion, 19.4% higher in revenue terms with a 4.9% increase in volumes. Average prices reported a gradual recovery as the demand and supply equation normalized in the leading markets and also the foreign exchange transaction effect saw export revenues grow 13.8% in Reais while average costs also rose 8.1% - albeit less so than the increase in export revenues. This reflected an easing in the costs of the principal raw materials with the release of the new Brazilian grain crop into the market thus boosting a recovery in operating margins from 2.3% to 6.4% in the quarter under review.

Exports were R$ 6.5 billion, 24.7% up in revenue terms, volumes 4.5% higher and totaling 1.3 million tons in the first half of the year. First half operating margins also saw an improvement at 19.3% against an accumulated 14.6% in 1H12 driven by the recovery in average prices of 3.9% against 0.2% in the 1H12.

In addition, other factors were at play in supporting this more promising scenario for exports: the first pork shipment to Japan; greater stability in the Far East market and European markets, the reopening of the Ukraine for pork imports; and demand for chicken meat from Mexico (in negotiation).

The situation in the leading markets during 2Q13 was as follows:

Middle East – in 2Q13, performance was dictated by the opportunities during the period both in terms of price as well as volume. This was due to the attractiveness of the local market which saw the small and medium-sized players direct a large part of their production to satisfy domestic demand. In the 2Q13 there was a year-on-year decline in volumes in 2Q13 of the order of 9.2%, due to a carry-over of inventory and these volumes were sold in the same period. Because of an equilibrium in the local Inventories, we had recovery in prices  in the quarter with consequent improvement in revenues in the order of 13.5%.

Far East – Export revenue and volume rose 11.8% and 1.7%, respectively in the quarter. The highlight in the area was the opening up of Japan to Brazilian pork imports, the Japanese market being an important source of demand for high value prime cuts. In June, the Ministry of Agriculture, Livestock and Supply announced certifications for exports to Japan, two BRF units being included (Herval d’Oeste and Campos Novos). The post-avian influenza period in the Far East has created a good business environment, worthy of mention being the launch of a new line of Sadia-branded processed products in Hong Kong. The aim of BRF’s sales strategy is to achieve a leading position in the local market.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Europe – With the approach of the northern hemisphere summer, the seasonality factor has stimulated improved demand since April. In May, the European market saw additional signs of recovery, more especially in prices. Quarterly revenues rose 15.9% with volumes reporting a similar upward movement of 4.1%.

Eurasia – Due to weaker demand in this market (41.2% decline in sales), revenues fell 34.1% in the quarter. In June, the Ukraine announced the partial lifting of an import ban imposed in March on Brazilian pork exports. Five units in the states of Rio Grande do Sul and Santa Catarina were certified for exports to the Ukraine, two of them BRF plants (Lajeado and Campos Novos). This is an important advance since the Ukraine has been consolidating into the principal market for Brazilian pork exports.

The Americas –The process of integrating Avex, Danica and Quickfood is underway, bringing synergies to the businesses and ensuring increasingly more efficient processes. Consolidation of the acquisitions has also been instrumental in increasing growth by 118.5% in revenues and 53.2% in volumes for this market in the quarter.

Africa and other countries – In South Africa following the ruling in favor of Brazil in the dumping investigations, in June local chicken meat producers requested an increase in import duties on the product. Discussions on the matter continue.

In the quarter, growth was 25.2% in revenues and 47.7% in volumes due to demand for dark chicken meat.

Exports by Region

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

DAIRY PRODUCTS

Revenue from dairy products amounted to R$ 704.8 million, improving by 0.4% with a strategic reduction in volumes of 18.8%, notably in the case of UHT milk. At the same time, average prices increased by 23.6%, exceeding increases in raw materials and other costs of approximately 17.7%. Operating margins recorded an improvement of 0.4% to 3.5%. New products in the chilled yogurt, cheese and milk beverage lines were launched while there was a reduction in the dependence of the segment on fluid milks (both UHT and pasteurized). There was thus a resulting increase in margins despite the increase in milk collection due to the seasonal peak in output.

For the first half of 2013, the Company reported dairy product revenues of R$ 1.3 billion, 0.4% higher, and again with a strategic reduction in volumes of 17.7%. The segment reported an increase in average prices and costs of 21.9% and 16.1%, respectively.

FOOD SERVICE

After a promising April, the Food Service market recorded slower demand in May and June. This scenario reflects a combination of factors such as: inflation in the food sector which reduced the availability of disposable incomes for expenditure on away from home eating for leisure (33% of sector sales is generated from meals for pleasure/entertainment), street demonstrations which impacted the food service business for some days in June, lack of security in public places as well as the declining confidence in the outlook for the economy among the general public.

Other factors contributing to this scenario are the high cost of labor, occupation (rents and fees) and the tax burden, all of which continue to squeeze the profitability of the Food Service segment. Increased overheads are not always fully passed on to the consumers with immediate effect.

In spite of the adverse economic climate and maintaining the focus and development of the level of service to transformers, we recorded growth for the segment of 2.0% in relation to the same period for the preceding year, sales revenue reaching R$ 360.2 million on 7.7% lower volumes. Average prices were 10.5% higher against average cost increases of 7.1%.

The highlight was a recovery in the segment’s profitability with a gain of 1.1 percentage points on an operating margin of 10.2% thanks to the equalization of the price/cost ratio of items sold. The Food Service segment posted an operating result of R$ 36.6 million representing strong year-on-year growth of 14.3%.

In the first half, Food Service revenues were R$ 725.2 million, 2.7% higher on 11.2% lower volumes. Average prices rose 15.7% against 11.7% lower costs.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Sales by Channel

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

DOMESTIC MARKET	THOUSAND TONS				R$ MILLION
	2Q13	2Q12	ch. %	2Q13	2Q12	ch. %
In Natura	97	96	1	567	472	20
Poultry	62	64	(3)	329	257	28
Pork/beef	35	32	9	238	215	11
Processed	376	421	(11)	2,294	2,282	1
Other sales	96	127	(24)	234	214	9
Total	570	644	(11)	3,094	2,967	4
EXPORT MARKET	THOUSAND TONS				R$ MILLION
	2Q13	2Q12	ch. %	2Q13	2Q12	ch. %
In Natura	514	551	(7)	2,633	2,373	11
Poultry	451	475	(5)	2,203	1,926	14
Pork/beef	64	76	(16)	430	447	(4)
Processed	108	82	31	681	439	55
Other sales	51	9	481	52	8	574
Total	673	642	5	3,366	2,819	19
DAIRY	THOUSAND TONS				R$ MILLION
	2Q13	2Q12	ch. %	2Q13	2Q12	ch. %
Dry Division	141	193	(27)	363	399	(9)
Fresh and Frozen Division	63	68	(6)	325	289	12
Other sales	24	21	14	17	14	21
Total	228	281	(19)	705	702	0
FOOD SERVICE	THOUSAND TONS				R$ MILLION
	2Q13	2Q12	ch. %	2Q13	2Q12	ch. %
Total	51	55	(8)	360	353	2
TOTAL	THOUSAND TONS				R$ MILLION
	2Q13	2Q12	ch. %	2Q13	2Q12	ch. %
Total	1,523	1,622	(6)	7,525	6,842	10

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

DOMESTIC MARKET	THOUSAND TONS				R$ MILLION
	1H13	1H12	ch. %	1H13	1H12	ch. %
In Natura	199	195	2	1,184	953	24
Poultry	134	130	3	721	530	36
Pork/beef	65	65	1	462	423	9
Processed	725	856	(15)	4,523	4,600	(2)
Other sales	212	205	3	491	395	24
Total	1,137	1,256	(10)	6,198	5,947	4
EXPORT MARKET	THOUSAND TONS				R$ MILLION
	1H13	1H12	ch. %	1H13	1H12	ch. %
In Natura	1,009	1,055	(4)	5,109	4,323	18
Poultry	879	912	(4)	4,243	3,464	22
Pork/beef	130	143	(9)	866	860	1
Processed	211	156	35	1,295	847	53
Other sales	55	9	529	55	8	617
Total	1,275	1,220	5	6,459	5,178	25
DAIRY	THOUSAND TONS				R$ MILLION
	1H13	1H12	ch. %	1H13	1H12	ch. %
Dry Division	282	378	(25)	690	765	(10)
Fresh and Frozen Division	129	134	(4)	629	556	13
Other sales	45	42	7	33	26	28
Total	456	554	(18)	1,352	1,348	0
FOOD SERVICE	THOUSAND TONS				R$ MILLION
	1H13	1H12	ch. %	1H13	1H12	ch. %
Total	100	113	(11)	725	706	3
TOTAL	THOUSAND TONS				R$ MILLION
	1H13	1H12	ch. %	1H13	1H12	ch. %
Total	2,968	3,143	(6)	14,734	13,179	12

Net Operating Sales

In 2Q13, sales revenues increased 10% to R$ 7.5 billion thanks to management’s successful strategy of increasing the portfolio to offset the impacts of weaker consumption levels in the domestic market and the reduction in volumes and revenue (transferred to third parties in line with commitments under the TCD as well as the discontinuation of specific categories of Perdigão- and Batavo-branded products). Business was also driven by a gradual recovery in export markets.

In the first half, net operating revenue reached R$ 14.7 billion, an increase of 11.8%, the result of organic growth, incorporation of Quickfood and an increase in the portfolio through innovation with the launch of various products and categories to offset the impact of the transfer of assets in 3Q12 pursuant to the agreement with the Brazilian anti-trust authorities (TCD).

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Breakdown of Net Sales (%)

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Cost of Sales (CPV)

In 2Q13, the cost of sales was R$ 5.6 billion, an increase of 5.5%, due to the increase in other raw materials as well as collective wage bargaining agreements signed in the quarter. Although results in the quarter benefited from the reduction in grain costs – principal raw materials (corn – 19.1% below 1Q13 and 1.9% less than prices prevailing in 2Q12 and soy beans – 7.8% where prices were lower than 1Q13 although 6.7% higher than 2Q12).

Cost of sales increased 7.9% to R$ 11.2 billion in relation to 1H12. In spite of this increase, costs rose at a lesser pace than revenue, permitting an improvement in gross margin. The principal increases were reported in the following items: 1) a spike in the first quarter in the prices of the principal raw materials, especially corn from 4T12 and reflecting the hiatus between successive Brazilian crop harvests. While the related costs fed through to the production of in-natura products, from 1Q13 there was a decline in grain prices with the delivery of the new crop in 2Q13 as shown above; 2) an increase in items indexed to the foreign exchange rate such as: packaging, freight, vitamins; 3) readjustment in payroll costs due to annual wage bargaining agreements; and 4) an increase in the price of milk collection due to a decline in output with the onset of winter.

Gross Profit and Gross Margin

Gross Profit amounted to R$ 1.9 billion, an improvement of 26.1% in 2Q13, with gross margin 3.1 percentage points up on 2Q12, increasing from 21.8% to 24.9%. In the first half year, Gross Profit was R$ 3.6 billion, an increase of 26.2% and corresponding to a gross margin of 24.3% against 21.5%, showing gains relative to commercial performance and a reduction in the costs of key raw materials.

Operating Expenses

The Company successfully managed to hold operating expenses as a percentage of net sales  at 2Q12 levels of 16.7%, this in spite of higher investments in marketing and trading during the quarter aimed at offsetting the impacts of weak Brazilian consumer activity.

Commercial expenses rose 7.5% largely reflecting the increase in variable expenses due to investments in development of new lines and products (innovation), launches  and campaigns and additional logistical costs (truck drivers’ law). Administrative expenses and fees increased by 25.1% as a result of the engagement of consultancies as well as due to travel expenses and taxes.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

In 1H13, operating expenses amounted to R$ 2.4 billion, an increase of 7.7%, especially impacted by variable commercial and administrative expenses.

Other Operating Expenses

The growth of 103% in the quarter and 86% in the first half relate to provisions for participation in profits and results sharing due to better quarterly performance, an increase in tax provisions and other expenses relating to the pre-operational phase of industrial units such as Lucas do Rio Verde-MT.

Operating Result before Financial Expenses and Operating Margin

In the light of the comments above, the operating result before financial expenses was R$ 502.5 million in the quarter – 79.1% higher and representing an operating margin of 6.7% of net sales over the 4.1% recorded in 2Q12. The increase of 2.6 percentage points reflects an improving export performance and a decline in the principal raw material costs.

Together with the gradual recovery in domestic market revenue following a decline due to the release of assets under the TCD and despite weaker consumption levels, more notably in the Brazilian market, these factors also explain the pre-financial expense operating result reported for 1H13 of R$ 1.0 billion, an improvement of 88.4% over 1H12, reflecting an enhanced operating margin of 2.8 percentage points.

Financial Results

Net financial expenses amounted to R$ 259 million in the quarter and a reduction of 9.9% when compared with 2Q12, albeit with a significant increase in relation to financial expenses for 1Q13. This reflects the foreign exchange transaction effect on exposure to unhedged dollar denominated debt. First half financial expenses amounted to R$ 361 million – stable in relation to the same period in 2012.

In the light of the high level of exports, the Company conducts operations with the specific purpose of currency hedging. In accordance with hedge accounting standards (CPC 38 and IAS 39), the Company uses financial derivatives (for example: NDF) and non-derivative financial instruments (for example: foreign currency debt) for hedge operations and concomitantly, to eliminate the respective unrealized foreign exchange rate variations from the income statement (under the Financial Expenses line).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The use of non-derivative financial instruments for foreign exchange cover continues to permit a significant reduction in the net currency exposure in the balance sheet, resulting in substantial benefits through the matching of currency liability flows with export shipments and therefore contributing to a reduction in the volatility of the financial result.

On June 30, 2013, the non-financial derivative instruments designated as hedge accounting for foreign exchange cover amounted to USD 723 million, and a proportional reduction in book currency exposure of the same value. In addition, the financial derivative instruments designated as hedge accounting according to the concept of a cash flow hedge for coverage of highly probable exports, totaled USD 1,072 million + EUR 129 million + GBP 40 million and also contributed directly to the reduction in currency exposure. In both cases, the unrealized result for foreign exchange rate variation was booked to shareholders’ equity, thus avoiding the impact on the Financial Expenses.

The Company’s net debt was R$ 7.4 billion, 5.8% more than reported for December 31, 2012, resulting in a net debt to adjusted EBITDA ratio (last twelve months)  of 2.2 times with a book currency exposure of US$ 312 million, a 24% decrease. In spite currency devaluation, BRF was able to reduce its leverage in relation to 1Q13.

Debt

Debt - R$ Million		6/30/2013		12/31/2012
	Current	Non-Current	Total	Total	% ch.
Local Currency	(1,965)	(1,855)	(3,820)	(3,890)	(2)
Foreign Currency	(843)	(5,475)	(6,318)	(5,882)	7
Gross Debt	(2,808)	(7,330)	(10,138)	(9,772)	4
Cash Investments
Local Currency	658	144	802	1,209	(34)
Foreign Currency	1,903	9	1,912	1,545	24
Total Cash Investments	2,561	153	2,714	2,753	(1)
Net Accounting Debt	(246)	(7,177)	(7,423)	(7,018)	6
Exchange Rate Exposure - US$ Million			(265)	(412)	(36)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Trend in Net Debt/Adjusted EBITDA

Equity Income Result

Due to the results reported for domestic and international subsidiaries, in 1H13 equity income reported a gain of R$ 9.6 million although when compared to the same period in 2012, there was a reduction of 11.2%, principally reflecting the results of Brazil-based affiliates.

Income Tax and Social Contribution

Income tax and social contribution reported an expense of R$ 34.7 million in the quarter against an income of R$ 18.1 million in the preceding quarter, representing an effective tax rate of 14.2%. In the accumulated first half period 2013, the expense amounted to R$107.6 million against one of R$22.1 million in the same period in 2012. This corresponds to an increase of 387.2% and an effective tax rate of 16% and 11.9%, respectively.

Participation of non-controlling shareholders

The negative result of R$ 0.4 million against a loss of R$ 4.8 million in 2Q12, reported under this item relates to the participation in the results for the subsidiaries acquired in Argentina, the Middle East and Europe - cases where the Company does not have full ownership.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Net Income and Net Margin

Net income was R$ 208.4 million in 2Q13 on a net margin of 2.8%, an increase of 2.7 percentage points in relation to 2Q12 in the light of a year-on-year improvement in operating results. In the first half of 2013, BRF’s net earnings were R$ 567 million, 255.3% more than registered in the same period in 2012. Net margin was 3.8% against 1.2% for the accumulated first two quarters of 2013. This reflects the better trading environment for the Company’s exports together with the reduced costs of acquiring raw materials, thus offsetting the pressures experienced in the domestic market which showed signs of weakening consumption.

EBITDA

Adjusted EBITDA (operating cash generation) reached R$ 909.9 million, a rise of 61% and corresponding to an adjusted EBITDA margin of 12.1% against 8.3% reported in 2Q12, an additional 3.8 percentage points increment. In 1H13, adjusted EBITDA amounted to R$ 1.8 billion, an increase of 60.6% with an adjusted EBITDA margin of 12.0% against 8.3% reported in 1H12, a result of the factors explained above.

The Company reported EBITDA of R$ 801.1 million in 2Q13 (55.5% higher than 2Q12), equivalent to an EBITDA margin of 10.6% against 7.5% in 2Q12. EBITDA was R$ 1.6 billion in the first half (57.1% above 1H13) and corresponding to an EBITDA margin of 10.9% against 7.7%.

EBITDA - R$ Million	2Q13	2Q12	var. %	1H13	1H12	var. %
Net Income	208	6	3,163	567	160	255
Income Tax and Social Contribution	35	(18)	-	108	22	83
Net Financial Expenses	259	287	(10)	361	362	(0)
Depreciation and Amortization	299	240	25	570	477	19
= EBITDA	801	515	55	1,605	1,021	57
Other Operating Results	111	50	120	169	82	106
Equity Accounting	(2)	(5)	(57)	(10)	(11)	(11)
Non Controlling Shareholders	0	5	(91)	(2)	4	-
= Adjusted EBITDA	910	565	61	1,762	1,097	61

The expenses net of Other Operating Results are shown in Explanatory Note 33. The disclosure of adjusted EBITDA is in line with what the Company has already informed in the presentation of the previous quarterly and /or annual results or in other publications released to the market.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Shareholders’ Equity

On June 30, 2013, Shareholders’ Equity was R$ 14.6 billion and in line with the amount reported for December 31, 2012 due to appropriation of interest on capital, despite the good operating cash generation recorded for the period. The return on annualized investment was 7.9%.

CAPITAL MARKETS

The closing price on the São Paulo Stock Exchange (BM&FBovespa) for BRF’s shares in the quarter was R$ 48,45 while the Company’s ADRs closed at US$ 21.71 on the New York Stock Exchange, an appreciation of 8.6% in Brazil and a decline of 1.8% in New York. Performance substantially exceeded the 15.8% negative variation reported by the Ibovespa, the stock index comprising the shares with the greatest liquidity traded on the Brazilian Stock Exchange, reflecting the better profitability of BRF among the most liquid companies and components of the Ibovespa this year. The Company’s market capitalization stood at R$ 42.3 billion, a growth of 59.6% in relation to 1H12.

Trend in BRF Shares X Ibovespa x NYSE

PERFORMANCE	2Q13	2Q12	1H13	1H12
BRFS3 - BM&F Bovespa
Share price - R$ *	48.45	30.39	48.45	30.39
Traded shares (Volume) - Millions	127.8	138.3	268.3	291.0
Performance	8.6%	(15.6%)	14.8%	(16.6%)
Bovespa Index	(15.8%)	(15.7%)	(22.1%)	(4.2%)
IGC (Brazil Corp. Gov. Index)	(8.6%)	(8.2%)	(8.7%)	4.7%
ISE (Corp. Sustainability Index)	(8.0%)	3.6%	(7.7%)	11.4%
BRFS - NYSE
Share price - US$ *	21.71	15.19	21.71	15.19
Traded shares (Volume) - Millions	99.8	138.3	207.4	236.5
Performance	(1.8%)	(24.1%)	2.8%	(22.3%)
Dow Jones Index	2.3%	(2.5%)	13.8%	5.4%
* Closing price

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Financial Trading Volume (2Q13)

An average of USD 82.4/day (16.1% higher than 2Q12)

Financial Trading Volume (1H13)

An average of USD 86.5 million/day (10.0% higher than 1H12)

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Share Performance – 2Q13

ADR Performance – 2Q13

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

CORPORATE GOVERNANCE

Diffused Control

Baseline Date: June 30, 2013

Number of Shares: 872,473,246 common shares

Capital Stock: R$ 12.6 billion

Shareholder Remuneration

The Board of Directors approved the distribution of profits to shareholders in the amount of R$ 359 million, corresponding to R$ 0.41225416 per share with payout scheduled for August 15, 2013 in the form of interest on capital with the corresponding retention of Income Tax at Source in accordance with the prevailing legislation.

Rating

Fitch Ratings, Standard & Poor’s and Moody’s have all assigned an investment grade rating to the Company.

Merger BRF and Sadia

The process involving the asset exchange agreement with Marfrig – signed with the Brazilian Anti-Trust Authorities (Cade) in May 2009 – was concluded in 3Q12. The agreement established the temporary suspension of some categories of Perdigão- and Batavo-branded goods in addition to the transfer of some industrial units.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Conversely, BRF has acquired control of Quickfood in Argentina, the owner of the leading brand of hamburger in that market. In expanding its footprint in South America, the Company underscored its target of growing overseas, which, together with organic expansion currently in progress in Brazil, provides the foundation for sustained growth in line with the objectives of the BRF Strategic Plan 15.

Novo Mercado

BRF signed up to the BM&FBovespa’s Novo Mercado Listing Regulations on April 12, 2006, requiring it to settle disputes through the Market Arbitration Panel under the arbitration commitment clause written into its bylaws and regulations.

Risk Management

BRF and its subsidiaries adopt a series of previously structured measures for maintaining the risks inherent to its businesses under the most rigorous control, details being shown under explanatory note 4 of the Financial Statements. Risks involving the markets in which the Company operates, sanitary controls, grains, nutritional safety and environmental protection as well as internal controls and financial risks are all monitored.

Relationship with the independent auditors

Pursuant to CVM Instruction 381 of January 14, 2003, the Company informs that its policy for engaging services unrelated to the external audit is based on principles which preserve the auditor’s independence. In turn, these principles are based on the fact that the independent auditor should not audit its own work, may not exercise managerial functions, should not advocate on behalf of its client or render any other services which are deemed as not permitted under the prevailing norms, in this way maintaining the independence of the work undertaken.

Pursuant to CVM Instruction 480/09, at a meeting held on July 29, 2013, management declares that it has discussed, reviewed and agreed the information expressed in the review report of the independent auditors and with the quarterly opinions for the fiscal period ending June 30, 2013.

SOCIAL REPORT

BRF’s human capital incorporates a universe of approximately 114 thousand employees, the Company adopting a policy of internal recruiting and decentralization of the selection process to the individual units. This helps drive local economies, thus collaborating with the development of society. The principal purpose is to attract, select and direct manpower in accordance with its profile and potential, hiring those aligned with BRF’s values. The practice is to prioritize candidates originating from the location where there is a vacancy. In the second quarter, 84% of all vacancies were filled by employees drawn from the Company itself, this figure being 83.5% for the first half of 2013.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Enhancement of Human Capital

BRF runs development programs for leaders according to their various hierarchical levels, such programs including: Formation of Leaders; E-learning for Integration of Leaders and Leaders Development Program – PDL. The new Our Way of Leading Program was launched, focused on the development of supervisors and coordinators. In the second quarter of 2013, the Company continued the BRF Performance Cycle - incorporating evaluations of targets and competencies - and the definition and execution of the Individual Development Plans for Executives (PDI).

Since January 2013, a further trainee program is underway involving a job rotation scheme through the various vice presidential divisions with a third group of 30 participants, selected from a total of 19 thousand candidates. In August 2013, the Company will begin the selection process of participants for the 2014 program. During the second quarter, a further selection process was begun for the BRF Interns Program, for which 198 vacancies have been opened. The program now has a total of 591 active interns.

Additionally, BRF selected eight candidates for the Summer Project designed to identify young potential from the world’s most prestigious MBA schools and to provide joint development combining important contributions which participants can make to the business while at the same time allowing them to acquire professional knowledge in areas which are strategic to the company.

Again in the second quarter, BRF held its first post merger Organizational Climate Survey to identify employee perception of the Company in support of actions which contribute to the increasing improvement in the working environment. The survey enjoyed the participation of 92.2% of all the employees. The next stage is to analyze and publish the results and prepare action plans in conjunction with the managers for each area.

SSMA

The SSMA program continues to show significant progress from year to year. The accident frequency rate with time off work for example has seen a reduction of 79.3% since 2008. In the first half of 2013, the rate fell 17.98% compared with the same period in 2012. It should be noted that in the month of June 2013, the accident rate with time off work was the lowest in the Company’s history with a rate of 1.21. For 2013 to the end of June the accident frequency rate was 1.78 against 1.97 in 2012.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Stock Option Plan

The Company has granted a total of 9,292,188 stock options to 259 executives, the maximum vesting period being five years according to the Compensation Plan Regulations based on the shares approved on March 31, 2010 and amended on April 24, 2012 and April 9, 2013 at the Extraordinary and Annual General Shareholders’ Meeting. The plan contemplates the CEO, vice presidents, officers and others at BRF.

TCD – Under the Performance Agreement Instrument (TCD) and signed with Cade, in 2012, 8,849 employees were transferred to the company which acquired BRF’s assets.

Added Value Distribution (R$ million)	1H13	1H12	ch. %
Human Resources	2,129	1,892	13
Taxes	1,804	1,694	6
Interest / Rents	1,151	1,163	(1)
Retention	567	160	255
Non-controlling shareholders	(2)	4	-
Total	5,650	4,912	15

The results for the second quarter of 2013 consolidate the BRF S.A. Companies – Brasil Foods and Sadia S.A. (wholly-owned subsidiary), incorporated by BRF on December 31, 2012. Sadia’s results began being fully consolidated as from July 2009 pursuant to the Association Agreement and the Meetings for share incorporations held in July and August 2009.

All statements contained in this report with regard to the Company’s business prospects, project results and potential growth of its business constitute mere forecasts and were based on management’s expectations in relation to the Company’s future performance. These expectations are heavily dependent on changes in the market and on the country’s general economic performance, that of the sector and the international markets and, therefore, being subject to changes.

On July 13, 2011, the plenary session of the Administrative Council for Economic Defense- CADE approved the Association between BRF and Sadia S.A., subject to compliance with the provisions contained in the Performance Commitment Agreement – TCD signed between the parties concerned. These documents are available in the website: www.brf-br.com/ir

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

FINANCIAL STATEMENTS
R$ million	2Q13	2Q12	Ch. %
Net Sales	7,525	6,842	10

Cost of sales	(5,648)	(5,353)	6
% of NS	-75.1%	-78.2%	310 bps

Gross Profit	1,877	1,489	26
% of NS	24.9%	21.8%	310 bps

Operating Expenses	(1,259)	(1,155)	9
% of NS	-16.7%	-16.9%	20 bps
Selling Expenses	(1,140)	(1,061)	7
% of NS	-15.2%	-15.5%	30 bps
Fixed	(659)	(611)	8
Variable	(481)	(450)	7
General and Administrative Expenses	(118)	(94)	25
% of NS	-1.6%	-1.4%	20 bps
Honorary of our administrators	(5)	(6)	(12)
% of NS	-0.1%	-0.1%	-
General and administrative	(113)	(88)	28
% of NS	-1.5%	-1.3%	20 bps

Operating Income	619	334	85
% of NS	8.2%	4.9%	330 bps

Other Operating Results	(118)	(58)	103

Equity Income	2	5	(57)

Result before financial income	503	281	79
% of NS	6.7%	4.1%	260 bps

Net Financial Income	(259)	(287)	(10)

Pre-tax income	244	(7)	-
% of NS	3.2%	-0.1%	310 bps
Income tax and social contribution	(35)	18	-
% of pre-tex income	-14.2%	-262.6%	24.840 bps

Net income before participation	209	11	1,760

Participation of non-controlling shareholders	-	(5)	-

Net Income	208	6	3,163
% of NS	2.8%	0.1%	270 bps

EBITDA	801	515	55
% of NS	10.6%	7.5%	310 bps
Adjusted EBITDA	910	565	61
% of NS	12.1%	8.3%	380 bps

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

FINANCIAL STATEMENTS
R$ million	1H13	1H12	Ch. %
Net Sales	14,734	13,179	12

Cost of sales	(11,160)	(10,347)	8
% of NS	-75.7%	-78.5%	280 bps

Gross Profit	3,574	2,833	26
% of NS	24.3%	21.5%	280 bps

Operating Expenses	(2,363)	(2,195)	8
% of NS	-16.0%	-16.7%	70 bps
Selling Expenses	(2,142)	(2,014)	6
% of NS	-14.5%	-15.3%	80 bps
Fixed	(1,220)	(1,159)	5
Variable	(922)	(856)	8
General and Administrative Expenses	(221)	(180)	23
% of NS	-1.5%	-1.4%	10 bps
Honorary of our administrators	(11)	(11)	(7)
% of NS	-0.1%	-0.1%	-
General and administrative	(211)	(169)	25
% of NS	-1.4%	-1.3%	10 bps

Operating Income	1,211	638	90
% of NS	8.2%	4.8%	340 bps

Other Operating Results	(187)	(100)	86

Equity Income	10	11	(11)

Result before financial income	1,034	549	88
% of NS	7.0%	4.2%	280 bps

Net Financial Income	(361)	(362)	(0)

Pre-tax income	673	186	261
% of NS	4.6%	1.4%	320 bps
Income tax and social contribution	(108)	(22)	387
% of pre-tex income	-16.0%	-11.9%	410 bps

Net income before participation	565	164	244

Participation of non-controlling shareholders	2	(4)	-

Net Income	567	160	255
% of NS	3.8%	1.2%	260 bps

EBITDA	1,605	1,021	57
% of NS	10.9%	7.7%	320 bps
Adjusted EBITDA	1,762	1,097	61
% of NS	12.0%	8.3%	370 bps

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

BALANCE SHEET - R$ Million	06.30.2013	12.31.2012	var. %
Assets	31,587	30,772	3
Current Assets	11,972	11,590	3
Cash and cash equivalents	2,028	1,931	5
Financial investments	525	622	(16)
Accounts receivable	3,157	3,131	1
Recoverable taxes	1,251	965	30
Dividends/interest on shareholders’ equity	22	-
Assets held for sale	6	23	(1)
Securities receivable	134	77	73
Inventories	3,142	3,019	4
Biological assets	1,281	1,371	(7)
Other financial assets	8	33	(77)
Other receivables	284	326	(13)
Anticipated expenses	133	92	44

Non-Current Assets	19,615	19,182	2
Long-term assets	3,825	3,723	3
Cash investments	54	74	(28)
Accounts receivable	11	11	(1)
Escrow deposits	405	365	11
Biological assets	442	428	3
Securities receivable	315	152	107
Recoverable taxes	921	1,142	(19)
Deferred taxes	707	725	(2)
Restricted cash	99	93	7
Other receivables	546	732	(25)
Antecipated expenses	324	0

Permanent Assets	15,790	15,459	2
Investments	91	37	184
Property, plant and equipment	10,940	10,671	3
Intangible	4,759	4,752	0

Liabilities	31,587	30,772	3
Current Liabilities	7,506	7,482	0
Loans and financing	2,443	2,441	0
Suppliers	3,176	3,381	(6)
Payroll and mandatory social charges	515	426	21
Taxes payable	235	228	3
Dividends/interest on shareholders’ equity	330	160	106
Management and staff profit sharing	79	77	2
Other financial liabilities	364	253	44
Provisions	98	174	(44)
Other liabilities	265	341	(22)

Non-Current Liabilities	9,500	8,715	9
Loans and financing	7,330	7,078	4
Suppliers	146	38	316
Taxes and social charges payable	12	13	8
Provision for tax, civil and labor contingencies	865	761	14
Deferred taxes	25	28	(9)
Employee pension plan	303	286	6
Other liabilities	819	511	60

Shareholders’ Equity	14,581	14,576	0
Capital stock paid in	12,460	12,460	-
Capital reserves	90	70	28
Profit reserves	2,275	2,261	1
Other related results	(392)	(201)	62
Retained profits (losses)	567	-	-
Interest on shareholders’ equity	(359)	-
Transfer reserves and tax incentives	(59)	-	-
Treasury shares	(36)	(52)	(31)
Participation of non controling shareholders	35	38	(7)

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Cash Flow - R$ million	2Q13	2Q12	CH. %	1H13	1H12	CH. %

Operating Activities
Result for the fiscal year	208	6	3,163	567	160	255
Adjustments to the result	754	1,048	(28)	1,266	1,847	(31)

Changes in assets and liabilities
Accounts receivable from clients	(121)	(145)	(17)	8	380	(98)
Inventory	35	(91)	-	(135)	(423)	(68)
Biological Assets	38	(164)	-	90	(188)	-
Interest on Shareholders' Equity received	-	9	-	-	9	-
Suppliers	40	109	(64)	(82)	109	-
Payment of contingencies	(71)	(42)	71	(95)	(92)	2
Interest payments	(126)	(85)	48	(256)	(212)	20
Payment of income tax and social contribution	(1)	(8)	-	(1)	(27)	(96)
Salaries, social obligations and others	(46)	(154)	(70)	(106)	(458)	(77)
Net cash provided by operating activities	710	485	46	1,257	1,104	14

Investment Activities
Financial investments	43	24	77	76	(3)	-
Investments in restricted cash	(4)	(4)	(7)	(6)	(6)	9
Acquisition of companies	-	(11)	-	-	(11)	-
Other investments	0	(1)	-	(54)	(1)	4,342
Acquisition of fixed assets	(253)	(487)	(48)	(671)	(935)	(28)
Acquisition of biological assets	(134)	(121)	10	(255)	(238)	7
Revenue from the sale of fixed assets	172	4	3,793	173	8	2,140
Intangible investments	(3)	(2)	78	(32)	(3)	971
Cash from (invested) investment activities	(178)	(597)	(70)	(770)	(1,188)	(35)

Financing activities
Loans and financing	78	960	(92)	(226)	1,136	(120)
Capital Reduction	-	-	-	(10)	-	-
Interest on shareholders' equity	(45)	-	-	(220)	(340)	(35)
Acquisitions of treasury shares	12	-	-	16	-	-
Cash from (invested) in financing activities	44	960	(95)	(440)	796	(155)

Currency variation on cash and cash equivalents	71	53	33	52	28	83

Net increase (decrrease) in cash held	647	902	(28)	98	740	(87)

Cash and cash equivalents at the beginning of the period	1,381	1,205	15	1,931	1,367	41
Cash and cash equivalents at the end of the period	2,028	2,107	(4)	2,028	2,107	(4)

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Explanatory Notes

(in thousands of Brazilian Reais)

1.            COMPANY’S OPERATIONS

BRF S.A., new denomination of BRF – Brasil Foods S.A. as from April 9, 2013 (“BRF” or “parent company”) and its subsidiaries (collectively “Company”) is one of Brazil’s largest companies in the food industry. BRF is a public company, listed on the New Market of Brazilian Securities, Commodities & Futures Exchange (“BM&FBOVESPA”), under the ticker BRFS3, and listed on the New York Stock Exchange (“NYSE”), under the ticker BRFS. Its headquarter is located at 475, Jorge Tzachel Street in the City of Itajaí, State of Santa Catarina. With a focus on raising, producing and slaughtering of poultry, pork and beef, processing and/or sale of fresh meat, processed products, milk and dairy products, pasta, sauces, mayonnaise, frozen vegetables and soybean derivatives, among which the following are highlighted:

•      Whole chickens and frozen cuts of chicken, turkey, pork and beef;

•      Ham products, bologna, sausages, frankfurters and other smoked products;

•      Hamburgers, breaded meat products, kibe and meatballs;

•      Lasagnas, pizzas, cheese breads, pies and frozen vegetables;

•      Milk, dairy products and desserts;

•      Juices, soy milk and soy juices;

•      Margarine, sauces and mayonnaise; and

•      Soy meal and refined soy flour, as well as animal feed.

The Company's activities are segregated into 4 operating segments, being: domestic market, foreign market, food service and dairy products, as disclosed in note 5.

In the domestic market, the Company operates 29 meat processing plants, 11 dairy products processing plants, 2 margarine processing plants, 3 pasta processing plants, 1 dessert processing plant and 3 soybean crushing plant, all of them located near the Company’s raw material suppliers or the main consumer centers.

The Company has an advanced distribution system and uses 32 distribution centers (18 owned and 14 leased) to deliver its products to supermarkets, retail stores, wholesalers, restaurants and other institutional customers in the domestic market.

In the foreign market, the Company operates 6 meat processing plants, 1 margarine and oil processing plant, 1 sauces and mayonnaise processing plant, 1 pasta and pastries processing plant, 1 frozen vegetables processing plant, 1 cheese processing plant and 15 distribution centers (4 owned and 11 outsourced), besides subsidiaries or sales offices in the United Kingdom, Italy, Austria, Hungary, Japan, The Netherlands, Russia, Singapore, United Arab Emirates, Portugal, France, Germany, Turkey, China, Cayman Islands, South Africa, Venezuela, Uruguay and Chile.

The Company exports its products to more than 140 countries.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

BRF has a number of trademarks among which the most important are: Batavo, Claybon, Chester®, Elegê, Fazenda, Nabrasa, Perdigão, Perdix, Hot Pocket, Miss Daisy, Nuggets, Qualy, Sadia,  Speciale Sadia, Dánica and Paty, in addition to licensed trademarks such as Bob Esponja and  Trakinas.

The table below summarizes the direct and indirect ownership interests of the Company, as well as the activities of each subsidiary:

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

1.1.       Interest in subsidiaries

Subsidiary		Main activity	Country	06.30.13	12.31.12
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	88.00%	88.00%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercializations of products	Brazil	99.99%	99.99%
PDF Participações Ltda.		Holding	Brazil	1.00%	1.00%
Sino dos Alpes Alimentos Ltda.	(a)	Industrialization and commercializations of products	Brazil	0.01%	0.01%
Vip S.A. Emp. Part. Imobiliárias		Commercialization of ow ned real state	Brazil	100.00%	100.00%
Establecimiento Levino Zaccardi y Cia. S.A.		Industrialization and commercializations of dairy products	Argentina	10.00%	10.00%
Avipal S.A. Construtora e Incorporadora	(a)	Construction and real estate marketing	Brazil	100.00%	100.00%
Avipal Centro-oeste S.A.	(a)	Industrialization and commercializations of milk	Brazil	100.00%	100.00%
Establecimiento Levino Zaccardi y Cia. S.A.		Industrialization and commercializations of dairy products	Argentina	90.00%	90.00%
UP! Alimentos Ltda.	(b)	Industrialization and commercializations of products	Brazil	50.00%	50.00%
Perdigão Trading S.A.	(a)	Holding	Brazil	100.00%	100.00%
PSA Laboratório Veterinário Ltda.		Veterinary activities	Brazil	12.00%	12.00%
PDF Participações Ltda.		Holding	Brazil	99.00%	99.00%
BRF GmbH		Holding	Austria	100.00%	100.00%
Perdigão Europe Ltd.		Import and commercialization of products	Portugal	100.00%	100.00%
Perdigão International Ltd.		Import and commercialization of products	Cayman Island	100.00%	100.00%
BFF International Ltd.		Financial fundraising	Cayman Island	100.00%	100.00%
Highline International	(a)	Financial fundraising	Cayman Island	100.00%	100.00%
Plusfood Germany GmbH		Import and commercialization of products	Germany	100.00%	100.00%
Perdigão France SARL		Marketing and logistics services	France	100.00%	100.00%
Plusfood Holland B.V.		Administrative services	The Netherlands	100.00%	100.00%
Plusfood Groep B.V.	(h)	Holding	The Netherlands	-	100.00%
Plusfood B.V.		Industrialization, import and commercializations of products	The Netherlands	100.00%	100.00%
BRF Brasil Foods Japan KK		Marketing and logistics services	Japan	100.00%	100.00%
BRF Brasil Foods PTE Ltd.		Marketing and logistics services	Singapore	100.00%	100.00%
Plusfood Hungary Trade and Service LLC		Import and commercialization of products	Hungary	100.00%	100.00%
Plusfood Iberia SL		Marketing and logistics services	Spain	100.00%	100.00%
Plusfood Italy SRL		Import and commercialization of products	Italy	67.00%	67.00%
Plusfood UK Ltd.		Import and commercialization of products	United Kingdom	100.00%	100.00%
Plusfood Wrexham		Industrialization, import and commercializations of products	United Kingdom	100.00%	100.00%
BRF Global GmbH	(d)	Holding and trading	Austria	100.00%	100.00%
Xamol Consultores Serviços Ltda.	(a)	Import and commercialization of products	Portugal	100.00%	100.00%
BRF Brasil Foods África Ltd.		Import and commercialization of products	South Africa	100.00%	100.00%
Sadia Chile S.A.		Import and commercialization of products	Chile	40.00%	40.00%
Rising Star Food Company Ltd.	(c)	Industralization, import and commercialization of products	China	50.00%	50.00%
Badi Ltd.		Import and commercialization of products	United Arab Emirates	100.00%	100.00%
Al-Wafi Al-Takamol Imp.		Import and commercialization of products	Saudi Arabia	75.00%	75.00%
Federal Foods Ltd.	(c) (f )	Import and commercialization of products	United Arab Emirates	49.00%	-
Al-Wafi Food Products Factory LLC	(e)	Industrialization and commercialization of products	United Arab Emirates	49.00%	-
Wellax Food Logistics C.P.A.S.U. Lda.		Import and commercialization of products	Portugal	100.00%	100.00%
Qualy 5201 B.V.	(d)	Import and commercialization of products	The Netherlands	100.00%	100.00%
BRF Foods LLC		Import and commercialization of products	Russia	90.00%	90.00%
Sadia Foods GmbH	(a)	Import and commercialization of products	Germany	100.00%	100.00%
BRF Foods LLC		Import and commercialization of products	Russia	10.00%	10.00%
Quickfood S.A.		Industrialization and commercialization of products	Argentina	90.05%	90.05%
Sadia International Ltd.		Import and commercialization of products	Cayman Island	100.00%	100.00%
Sadia Uruguay S.A.		Import and commercialization of products	Uruguay	100.00%	100.00%
Sadia Alimentos S.A.		Import and export of products	Argentina	0.02%	0.02%
Sadia Chile S.A.		Import and commercialization of products	Chile	60.00%	60.00%
Sadia U.K. Ltd.	(a)	Import and commercialization of products	United Kingdom	100.00%	100.00%
Sadia Overseas Ltd.		Financial fundraising	Cayman Island	100.00%	100.00%
K&S Alimentos S.A.	(b)	Industrialization and commercialization of products	Brazil	49.00%	49.00%
Sadia Alimentos S.A.		Import and export of products	Argentina	99.98%	99.98%
Avex S.A.		Industrialization and commercialization of products	Argentina	99.46%	99.46%
Flora Dánica S.A.		Industrialization and commercialization of products	Argentina	95.00%	95.00%
GB Dan S.A.		Industrialization and commercialization of products	Argentina	5.00%	5.00%
Flora San Luis S.A.		Industrialization and commercialization of products	Argentina	95.00%	95.00%
Flora Dánica S.A.		Industrialization and commercialization of products	Argentina	5.00%	5.00%
GB Dan S.A.		Industrialization and commercialization of products	Argentina	95.00%	95.00%
Flora San Luis S.A.		Industrialization and commercialization of products	Argentina	5.00%	5.00%
BRF - Suínos do Sul Ltda.		Participation in other companies	Brazil	99.00%	99.00%
Nutrifont Alimentos S.A.	(c) (e)	Industrialization and commercialization of products	Brazil	50.00%	50.00%
Sadia GmbH	(g)	Holding	Germany	-	100.00%

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

(a)     Dormant subsidiaries.

(b)     Affiliated company.

(c)     Joint venture

(d)     The wholly-owned subsidiary BRF Global GmbH (previously denominated Acheron Beteiligung-sverwaltung GmbH) started to operate as a trading in the European market as from May 1, 2013. In addition, it owns 100 direct subsidiaries in Madeira Island, Portugal, which, as of June 30, 2013, total interest amounts to R$2,106 (R$2,169 as of December 31, 2012). The wholly-owned subsidiary Qualy 5201 B.V. owns 213 subsidiaries in The Netherlands, which as of June 30, 2013, the total interest is represented by a net capital deficiency of R$11,529 (R$10,957 as of December 31, 2012). The purpose of these subsidiaries is to operate in the European market to increase the Company’s market share, which is regulated by a system of poultry and turkey import quotas.

(e)     Company in pre-operational phase.

(f)      The BRF acquired 49% of the share interest equity with the rights to 60% of dividends as permitted by Federal Law. 8/1984, in force in the United Arab Emirates and according to the shareholders' agreement (note15.4)

(g)    Company incorporated by BRF GmbH on March 31, 2013.

(h)     Company extinguished on June 20, 2013.

1.2.       Acquisition of assets related to integration, production and slaughter of porks – DOUX to JBS

On November 7, 2012, BRF entered into an agreement with Administrative Council for Economic Defense (“CADE”) which allowed the disposal of assets from Doux, comprising a manufacturing plant located in the City of Ana Rech, State of Rio Grande do Sul, biological assets (hogs) and a farm property denominated André da Rocha, located in the City of Nova Prata, State of Rio Grande do Sul.

Such assets were given as collateral to BRF in order to guarantee certain cash advances made from BRF to Doux.

On June 01, 2013, BRF has completed the disposal of those assets to JBS S.A. (“JBS”) for the amount of R$200,000, recorded in other accounts receivable, to be settled by JBS in 50 consecutive monthly installments, updated by the Interbank Deposit Certificate  rate (“CDI”), with first maturity on December 01, 2013.Such disposal generated a loss of R$33,184.

1.3.       Seasonality

The Company does not operate with any significant seasonality through the fiscal year. In general, during the fourth quarter the demand in the domestic market is slightly stronger than in the other quarters, mainly due to the year-end holiday season such as Christmas and New Years Eve. Our bestselling products are: turkey, Chester® and ham.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

2.            MANAGEMENT’S STATEMENT AND BASIS OF PREPARATION AND PRESENTATION OF QUARTERLY FINANCIAL INFORMATION

The Company’s consolidated quarterly financial information is prepared in accordance with the accounting practices adopted in Brazil which comprise the rules issued by the Brazilian Securities Commission (“CVM”) and the pronouncements and interpretations of the Brazilian Accounting Pronouncements Committee (“CPC”), which are in conformity with the International Financial Reporting Standards (“IFRS”) issued by the International Accounting Standards Board (“IASB”).

The Company’s individual quarterly financial information has been prepared in accordance with the accounting practices adopted in Brazil and for presentation purposes, is identified as “BR GAAP”. Such information differs from IFRS in relation to the evaluation of investments in subsidiaries, affiliates and joint ventures, which were measured and recorded based on the equity pick-up accounting method rather than at cost or fair value, as required by IFRS.

The Company’s individual and consolidated quarterly financial information are expressed in thousands of Brazilian Reais (“R$”), as well as the amounts of other currencies disclosed in the quarterly financial information, when applicable, were also expressed in thousands.

The preparation of the Company’s quarterly financial information requires Management to make judgments, use estimates and adopt assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, as well as the disclosures of contingent liabilities. However, the uncertainty inherent to these judgments, assumptions and estimates could lead to results requiring a material adjustment to carrying amount of the affected asset or liability in future periods.

The settlement of the transactions involving such estimates can result in amounts significantly different from those recorded in the quarterly financial information due to the lack of precision inherent to the estimation process. The Company reviews its judgments, estimates and assumptions on a quarterly basis.

The individual and consolidated quarterly financial information were prepared based on the historical cost except for the following material items:

(i)     derivative financial instruments measured at fair value;

(ii)    non-derivative financial instruments measured at fair value through the statement of income;

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

(iii)  available for sale financial assets measured at fair value;

(iv)  assets and liabilities of acquired companies as from January 1, 2009 recorded initially at fair value; and

(v)    share-based payments measured at fair value.

3.            SUMMARY OF ACCOUNTING PRACTICES

The quarterly financial information was prepared according to CVM Deliberation No. 673/11, which establishes the minimum content of interim financial statements and the principles for measurement and recognition of a full set or a condensed financial statements for an interim period.

The interim financial statements, in this case denominated as quarterly financial information, aims to provide updated information based on the last annual financial statements disclosed. Therefore, the quarterly financial information is focused on new activities, events and circumstances and do not duplicate the information previously disclosed, except in the case where Management judged that the maintenance of the information was relevant.

The current quarterly financial information was consistently prepared based on the accounting policies and estimates calculation methodology adopted in the preparation of the annual financial statements for the year ended December 31, 2012 (note 3).

There were no changes of any nature related to such policies and estimates calculation methodology.  As allowed by CVM Deliberation No. 673/11, Management decided not to disclose again the details of the accounting policies adopted by the Company. Hence, the quarterly financial information should be read in conjuction with the annual financial statements for the year ended December 31, 2012, in order to allow the users of this financial information to further understand the Company’s capacity of profit and future cash flows generation as well as its financial conditions and liquidity.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The exchange rates effective at the date of these quarterly financial information were as follows:

Final rate	06.30.13	12.31.12
U.S. Dollar (US$)	2.2156	2.0435
Euro (€)	2.8827	2.6954
Pound Sterling (£)	3.3697	3.3031
Argentine Peso (AR$)	0.4114	0.4160

Average rates
U.S. Dollar (US$)	2.0329	1.9546
Euro (€)	2.6696	2.5114
Pound Sterling (£)	3.1368	3.0989
Argentine Peso (AR$)	0.3966	0.4295

4.            FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

4.1.       Overview

In the normal course of its business, the Company is exposed to market risks related mainly to the fluctuation of interest rates, variation of foreign exchange rates and changes in the commodities prices.

The Company utilizes hedging instruments to mitigate its exposure to these risks, based on a Risk Policy under the management of the Financial Risk Management Committee, Board of Executive Officers and Board of Directors. Such policy includes the monitoring of the levels of exposure to each market risk and its measurement is performed based on the accounting exposure and forecast of future cash flows. The monitoring, evaluation and approval processes of risk management were properly disclosed in details in the financial statements for the year ended December 31, 2012 and has not changed during the six month period ended June 30, 2013 and for this reason were not disclosed in this quarterly financial information.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

4.2.       Breakdown of the balances of exposure in foreign currency

The assets and liabilities denominated in foreign currency are as follows:

		BR GAAP	BR GAAP and IFRS
	Parent company			Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Cash and cash equivalents and marketable securities	169,511	120,671	1,895,770	1,502,407
Trade accounts receivable	294,654	231,560	1,619,730	1,606,544
Accounts receivable from subsidiaries	1,666,301	1,225,246	148,677	-
Restricted cash	-	-	9,118	9,137
Future dollar agreements	66,468	204,350	66,468	204,350
Inventories	2,561	1,973	158,765	543,030
Exchange rate contracts (Swap)	(26,692)	(31,652)	(26,692)	(31,652)
Loans and financing	(3,561,436)	(2,815,029)	(5,954,099)	(5,628,401)
Bonds designated as cash-flow hedge	664,680	306,525	664,680	306,525
Exports pre-payment designated as cash-flow hedge	788,121	815,778	788,121	815,778
Trade accounts payable	(210,190)	(233,867)	(457,461)	(479,730)
Advance to subsidiaries related to exports pre-payment	(2,541,088)	(3,258,361)	-	-
Other assets and liabilities, net	6,178	11,271	499,127	310,829
	(2,680,932)	(3,421,535)	(587,796)	(841,183)

Foreign exchange exposure in US$	(1,210,025)	(1,674,350)	(265,299)	(411,638)

The Company's net foreign exchange exposure as of June 30, 2013 totaled US$265,299 which is within the limit established by the Risk Policy.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

4.3.       Breakdown of the balances of derivative financial instruments

The positions of outstanding derivatives are as follows:

						BRGAAP
						Parent company
						06.30.13
					Reference
	Hedge				value	Market
Instrument	object	Maturity	Receivable (2)	Payable (2)	(notional)	value (1)	Note
Financial instruments designated as hedge accounting
NDF	Exchange rate	From 07/2013 to 05/2014	R$ (6.91%fixed)	US$	1,471,158	(93,714)	4.3.1
NDF	Exchange rate	From 07/2013 to 05/2014	R$ (6.96%fixed)	EUR	372,733	(20,225)	4.3.1
NDF	Exchange rate	From 07/2013 to 05/2014	R$ (6.73%fixed)	GBP	135,799	(4,350)	4.3.1
Swap	Exchange rate	03/2014 and 05/2018	R$ (8.99%fixed)	US$ +1.59%	572,990	(150,277)	4.3.2
Swap	Exchange rate	Up to 07/2013	US$ +7.00%	R$ (76.00%of CDI)(3)	77,546	1,249	4.3.2
Swap	Exchange rate	From 10/2013 to 12/2013	US$ +LIBOR 3M +3.83%	R$ (97.50%of CDI)(3)	73,853	(1,031)	4.3.2
Swap	Interest rate	06/2018	US$ +LIBOR 3M +2.60%	US$ +5.47%	221,560	(14,952)	4.3.2
Swap	Interest rate	From 07/2013 to 01/2018	US$ +LIBOR 6M +2.40%	US$ +5.57%	267,455	(18,961)	4.3.2
Fixed exchange rate	Exchange rate	From 01/2014 to 05/2014	R$ (8.01%fixed)	US$	144,014	(7,518)	4.3.3
Options	Exchange rate	From 07/2013 to 10/2013	R$	US$	376,652	(3,250)	4.3.4
					3,713,760	(313,029)	20
Financial instruments not designated as hedge accounting
Swap	Exchange rate	Up to 03/2015	R$ (8.41%fixed)	US$ - 0.20%	26,692	(6,845)
Options	Live cattle	From 07/2013 to 12/2013	R$	R$	50,691	(460)
NDF	Live cattle	Up to 01/2014	R$	R$	3,296	(36)
Future contract	Exchange rate	Up to 07/2013	US$	R$	66,468	1,284
Future contract	Live cattle	Up to 05/2014	R$	R$	107,872	(347)
					255,019	(6,404)	20
					3,968,779	(319,433)

BRGAAP
Parent company
12.31.12
					Reference
	Hedge				value	Market
Instrument	object	Maturity	Receivable (2)	Payable (2)	(notional)	value (1)
Financial instruments designated as hedge accounting
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (6.53%fixed)	US$	2,057,805	(20,044)
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (7.13%fixed)	EUR	530,994	(11,268)
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (6.22%fixed)	GBP	176,386	(6,425)
Fixed exchange rate	Exchange rate	From 01/2013 to 04/2013	R$ (7.66%fixed)	US$	132,828	2,080
Swap	Exchange rate	Up to 03/2014	R$ (9.75%fixed)	US$ +1.58%	408,700	(76,934)
Swap	Exchange rate	Up to 07/2013	US$ +7.00%	R$ (76.00%of CDI)(3)	56,112	2,119
Swap	Exchange rate	From 01/2013 to 12/2013	US$ +LIBOR 3M +3.83%	R$ (97.50%of CDI)(3)	330,750	(2,165)
Swap	Interest rate	From 01/2013 to 06/2018	US$ +LIBOR 3M +2.60%	US$ +5.47%	204,350	(21,661)
Swap	Interest rate	From 01/2013 to 02/2019	US$ +LIBOR 6M +1.96%	US$ +5.23%	319,662	(25,091)
					4,217,587	(159,389)
Financial instruments not designated as hedge accounting
Swap	Exchange rate	Up to 03/2015	R$ (8.41%fixed)	US$ - 0.20%	31,652	(5,609)
Options	Live cattle	From 01/2013 to 07/2013	R$	R$	28,784	10
NDF	Live cattle	Up to 01/2013	R$	R$	854	57
Future contract	Exchange rate	Up to 02/2013	US$	R$	204,350	(782)
Future contract	Live cattle	Up to 10/2013	R$	R$	20,309	(7)
					285,949	(6,331)
					4,503,536	(165,720)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

BRGAAP and IFR S
Consolidated
06.30.13
					Reference
	Subject to				value	Market
Instrument	hedge	Maturity	Receivable (2)	Payable (2)	(notional)	value (1)	Note
Financial instruments designated as hedge accounting
NDF	Exchange rate	From 07/2013 to 05/2014	R$ (6.91%fixed)	US$	1,471,158	(93,714)	4.3.1
NDF	Exchange rate	From 07/2013 to 05/2014	R$ (6.96%fixed)	EUR	372,733	(20,225)	4.3.1
NDF	Exchange rate	From 07/2013 to 05/2014	R$ (6.73%fixed)	GBP	135,799	(4,350)	4.3.1
Swap	Exchange rate	03/2014 and 05/2018	R$ (8.99%fixed)	US$ +1.59%	572,990	(150,277)	4.3.2
Swap	Exchange rate	Up to 07/2013	US$ +7.00%	R$ (76.00%of CDI)(3)	77,546	1,249	4.3.2
Swap	Exchange rate	From 04/2013 to 12/2013	US$ +LIBOR 3M +3.83%	R$ (97.50%of CDI)(3)	73,853	(1,031)	4.3.2
Swap	Interest rate	06/2018	US$ +LIBOR 3M +2.60%	US$ +5.47%	221,560	(14,952)	4.3.2
Swap	Interest rate	From 07/2013 to 02/2019	US$ +LIBOR 6M +2.59%	US$ +5.77%	710,575	(58,898)	4.3.2
Fixed exchange rate	Exchange rate	From 07/2014 to 05/2015	R$ (8.01%fixed)	US$	144,014	(7,518)	4.3.3
Options	Exchange rate	From 07/2013 to 10/2013	R$	US$	376,652	(3,250)	4.3.4
					4,156,880	(352,966)	20
Financial instruments not designated as hedge accounting
NDF	Exchange rate	Up to 06/2013	US$ (0.12%fixed)	EUR	230,616	2,667
Swap	Exchange rate	Up to 03/2015	R$ (8.41%fixed)	US$ - 0.20%	26,692	(6,845)
Options	Live cattle	From 07/2013 to 12/2013	R$	R$	50,691	(460)
NDF	Live cattle	Up to 01/2014	R$	R$	3,296	(36)
Future contract	Exchange rate	Up to 07/2013	US$	R$	66,468	1,284
Future contract	Live cattle	Up to 05/2014	R$	R$	107,872	(347)
					485,635	(3,737)	20
					4,642,515	(356,703)

BRGAAP and IFRS
Consolidated
12.31.12
	Subject to				value	M arket
Instrument	hedge	Maturity	Receivable (2)	Payable (2)	(notional)	value (1)
Financial instruments designated as hedge accounting
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (6.53%fixed)	US$	2,057,804	(20,044)
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (7.13%fixed)	EUR	530,994	(11,268)
NDF	Exchange rate	From 01/2013 to 11/2013	R$ (6.22%fixed)	GBP	176,385	(6,425)
Fixed exchange rate	Exchange rate	From 01/2013 to 04/2013	R$ (7.66%fixed)	US$	132,828	2,080
Swap	Exchange rate	Up to 03/2014	R$ (9.75%fixed)	US$ +1.58%	408,700	(76,934)
Swap	Exchange rate	Up to 07/2013	US$ +7.00%	R$ (76.00%of CDI)(3)	56,112	2,119
Swap	Exchange rate	From 01/2013 to 12/2013	US$ +LIBOR 3M +3.83%	R$ (97.50%of CDI)(3)	330,750	(2,165)
Swap	Interest rate	From 01/2013 to 06/2018	US$ +LIBOR 3M +2.48%	US$ +4.27%	408,700	(23,033)
Swap	Interest rate	From 01/2013 to 02/2019	US$ +LIBOR 6M +2.37%	US$ +5.60%	728,362	(78,615)
					4,830,635	(214,285)
Financial instruments not designated as hedge accounting
NDF	Exchange rate	Up to 03/2013	US$ (0.28%fixed)	EUR	134,770	396
Swap	Exchange rate	Up to 03/2015	R$ (8.41%fixed)	US$ - 0.20%	31,652	(5,609)
Options	Live cattle	From 01/2013 to 07/2013	R$	R$	28,784	10
NDF	Live cattle	Up to 01/2013	R$	R$	854	57
Future contract	Exchange rate	Up to 02/2013	US$	R$	204,350	(782)
Future contract	Live cattle	Up to 10/2013	R$	R$	20,309	(7)
					420,719	(5,935)
					5,251,354	(220,220)

(1)     The market value determination method used by the Company consists of calculating the future value based on the contracted conditions and determining the present value based on market curves, extracted from the database of Bloomberg and BM&F.

(2)     Refers to the average exchange rates.

(3)     Interbank Deposit Certificate (“CDI”).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

4.3.1.   Non-deliverable forwards – NDF

The position of non-deliverable forwards is set forth below:

														BR GAAP and IFRS
													Parent company and Consolidated
															06.30.13
NDF					R$ x US$					R$ x EUR					R$ x GBP
Maturities	Curve	MTM	Notional (US$)	Notional (R$)	Average US$	Curve	MTM	Notional (EUR)	Notional (R$)	Average EUR	Curve	MTM	Notional (GBP)	Notional (R$)	Average GBP
July 2013	(5,917)	(6,093)	60,000	132,936	2.1197	(3,113)	(3,209)	18,000	51,889	2.7132	(107)	(125)	4,800	16,174	3.3504
August 2013	(11,090)	(12,645)	104,000	230,422	2.1238	(2,081)	(2,486)	17,000	49,006	2.7779	(396)	(487)	4,500	15,164	3.3042
September 2013	(10,542)	(12,255)	105,000	232,638	2.1419	(2,166)	(2,484)	13,500	38,916	2.7564	(166)	(275)	4,000	13,479	3.3665
October 2013	(11,696)	(13,238)	100,000	221,560	2.1371	(1,520)	(1,809)	11,000	31,710	2.7931	(5)	(99)	4,000	13,479	3.4317
November 2013	(16,892)	(18,317)	110,000	243,716	2.1166	(744)	(1,081)	14,000	40,358	2.9027	296	177	4,000	13,479	3.5219
December 2013	(16,127)	(17,157)	90,000	199,404	2.1025	(1,241)	(1,571)	10,000	28,827	2.8340	(336)	(400)	4,000	13,479	3.3934
January 2014	-	-	-	-	-	(1,453)	(1,676)	13,000	37,475	2.8830	(631)	(743)	4,000	13,479	3.3259
February 2014	-	-	-	-	-	(1,774)	(1,947)	8,000	23,062	2.7816	(906)	(963)	2,500	8,424	3.1339
March 2014	-	-	-	-	-	(1,484)	(1,583)	6,300	18,161	2.7929	(646)	(690)	2,500	8,424	3.2709
April 2014	(8,472)	(9,086)	45,000	99,702	2.1418	(1,570)	(1,764)	9,500	27,385	2.8759	(475)	(544)	3,000	10,109	3.3862
May 2014	(3,786)	(4,923)	50,000	110,780	2.2665	(635)	(615)	9,000	25,944	3.0229	(187)	(201)	3,000	10,109	3.5301
	(84,522)	(93,714)	664,000	1,471,158	2.1362	(17,781)	(20,225)	129,300	372,733	2.8216	(3,559)	(4,350)	40,300	135,799	3.3714

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

4.3.2.   Interest rate and currency swap

The positions of interest rate and currency swap are set forth below:

BR GAAP
Parent company
06.30.13
Assets	Liabilities			Maturity	Balance	Balance
(Hedged object)	(Protected risk)	Notional (R$)	Notional (US$)	date	(Contract curve)	(MTM)
LIBOR 6M	4.06% p.a.	23,739	10,714	07.22.13	(375)	(424)
LIBOR 6M + 0.80% p.a.	4.31% p.a.	13,294	6,000	08.23.13	(142)	(201)
LIBOR 6M + 0.80% p.a.	4.36% p.a.	8,862	4,000	07.19.13	(121)	(135)
LIBOR 6M + 2.82% p.a.	5.86% p.a.	221,560	100,000	01.22.18	(2,000)	(18,201)
		267,455	120,714		(2,638)	(18,961)
LIBOR 3M + 2.60% p.a.	5.47% p.a.	221,560	100,000	06.18.18	(335)	(14,952)
		221,560	100,000		(335)	(14,952)
US$ + 7.00% p.a.	76.00% of CDI	77,546	35,000	07.15.13	1,178	1,249
		77,546	35,000		1,178	1,249
LIBOR 3M + 2.50% p.a.	92.50% of CDI	24,618	11,111	10.01.13	(172)	(292)
LIBOR 3M + 4.50% p.a.	100.00% of CDI	49,235	22,222	12.23.13	(22)	(739)
		73,853	33,333		(194)	(1,031)
R$ + 9.80%	US$ + 1.71%	65,440	40,000	03.17.14	(22,979)	(22,784)
R$ + 9.70%	US$ + 1.53%	47,910	30,000	03.17.14	(18,406)	(18,237)
R$ + 9.70%	US$ + 1.45%	112,080	70,000	03.17.14	(42,650)	(42,204)
R$ + 9.80%	US$ + 1.68%	48,600	30,000	03.17.14	(17,709)	(17,561)
R$ + 9.80%	US$ + 1.65%	48,960	30,000	03.17.14	(17,353)	(17,191)
R$ + 7.75%	US$ + 1.65%	250,000	123,280	05.22.18	(21,580)	(32,300)
		572,990	323,280		(140,677)	(150,277)
		1,213,404	612,327		(142,666)	(183,972)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

BR GAAP and IFRS
Consolidated
06.30.13
Assets	Liabilities			Maturity	Balance	Balance
(Hedged object)	(Protected risk)	Notional (R$)	Notional (US$)	date	(Contract curve)	(MTM)
LIBOR 6M	4.06% p.a.	23,739	10,714	07.22.13	(375)	(424)
LIBOR 6M + 0.80% p.a.	4.31% p.a.	13,294	6,000	08.23.13	(142)	(201)
LIBOR 6M + 0.80% p.a.	4.36% p.a.	8,862	4,000	07.19.13	(121)	(135)
LIBOR 6M + 2.82% p.a.	5.86% p.a.	221,560	100,000	01.22.18	(2,000)	(18,201)
LIBOR 6M + 2.70% p.a.	5.90% p.a.	221,560	100,000	02.01.19	(1,992)	(20,088)
LIBOR 6M + 2.70% p.a.	5.88% p.a.	221,560	100,000	02.01.19	(1,978)	(19,849)
		710,575	320,714		(6,608)	(58,898)
LIBOR 3M + 2.60% p.a.	5.47% p.a.	221,560	100,000	06.18.18	(335)	(14,952)
		221,560	100,000		(335)	(14,952)
US$ + 7.00% p.a.	76.00% of CDI	77,546	35,000	07.15.13	1,178	1,249
		77,546	35,000		1,178	1,249
LIBOR 3M + 2.50% p.a.	92.50% of CDI	24,618	11,111	10.01.13	(172)	(292)
LIBOR 3M + 4.50% p.a.	100.00% of CDI	49,235	22,222	12.23.13	(22)	(739)
		73,853	33,333		(194)	(1,031)
R$ + 9.80%	US$ + 1.71%	65,440	40,000	03.17.14	(22,979)	(22,784)
R$ + 9.70%	US$ + 1.53%	47,910	30,000	03.17.14	(18,406)	(18,237)
R$ + 9.70%	US$ + 1.45%	112,080	70,000	03.17.14	(42,650)	(42,204)
R$ + 9.80%	US$ + 1.68%	48,600	30,000	03.17.14	(17,709)	(17,561)
R$ + 9.80%	US$ + 1.65%	48,960	30,000	03.17.14	(17,353)	(17,191)
R$ + 7.75%	US$ + 1.60%	250,000	123,280	05.22.18	(21,580)	(32,300)
		572,990	323,280		(140,677)	(150,277)
		1,656,524	812,327		(146,636)	(223,909)

4.3.3.   Fixed exchange rate

The position of fixed exchange rate is set forth below:

BR GAAP and IFRS
Parent company and Consolidated
06.30.13
	R$ x US$
Maturities	Curve	MTM	Notional (US$)	Notional (R$)	Average US$
January 2014	(866)	(902)	15,000	33,234	2.2538
March 2014	(1,591)	(1,727)	10,000	22,156	2.1609
April 2014	(3,464)	(3,637)	20,000	44,312	2.1653
May 2014	(1,362)	(1,252)	20,000	44,312	2.3067
	(7,283)	(7,518)	65,000	144,014	2.2286

4.3.4.   Options

The Company designates only variation in the intrinsic value of its options as a hedge instrument (hedge accounting), recognizing the time value of the premium in the financial result. If the hedge is not effective and the option is not exercised due to devaluation of the Real, the losses related to the options will be registered as financial expenses in the statement of income.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The Company has designated as hedge accounting transactions involving options denominated collar where there is a purchase of a put option ("PUT") and a sale of a call option ("CALL").

When the quote of any of the options is not available in an active market, the fair value will be based on an option pricing model (Black-Scholes or Binomial).

BR GAAP and IFRS
Parent company and Consolidated
06.30.13
R$ x US$
Type	Maturities	MTM	Notional (US$)	Notional (R$)	US$ Average
Put	From July 2013 to October 2013	1,966	85,000	188,326	2.1724
Call	From July 2013 to October 2013	(5,216)	85,000	188,326	2.2507
		(3,250)	170,000	376,652

4.4.       Breakdown of the balances of non-derivative financial instruments

4.4.1.   Exports pre-payments – PPEs

The position of the PPEs is set forth below:

BR GAAP and IFRS
Parent company and Consolidated
Reference	Hedge				Notional
date	instrument	Hedge object	Type of risk hedged	Maturities	(US$)	MTM
06.30.13	PPE	Foreign Market Sales	US$ (E.R.)	From 07.2013 to 02.2019	355,714	788,121
12.31.12	PPE	Foreign Market Sales	US$ (E.R.)	From 10.2013 to 02.2019	399,206	815,778

The unrealized gains and losses from PPEs designated as hedge accounting, recorded in the shareholders’ equity are represented by a loss of R$100,672 (R$66,527 as of December 31, 2012), net of income tax of R$51,862 (R$34,271 as of December 31, 2012).

4.4.2.   Senior Unsecured Notes – Bonds

The position of the bonds designated as hedge accounting is set forth below:

BR GAAP and IFRS
Parent company and Consolidated
Fiscal year					Notional
ended	Hedge Instrument	Subject to hedge	Type of risk hedged	Maturity	(US$)	MTM
06.30.13	BRFSBZ 2022	Foreign Market Sales	US$ (E.R.)	06.2022	150,000	332,340
06.30.13	BRFSBZ 2023	Foreign Market Sales	US$ (E.R.)	05.2023	150,000	332,340
12.31.12	BRFSBZ 2022	Foreign Market Sales	US$ (E.R.)	06.2022	150,000	306,525

The unrealized gains and losses from bonds designated as hedge accounting, recorded in the shareholders’ equity are represented by a loss of R$36,749 (R$2,198 as of December 31, 2012), net of income tax of R$18,931 (R$1,132 as of December 31, 2012).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

4.5.       Gains and losses from derivative and non-derivative financial instruments designated as hedge accounting

The unrealized gains and losses from derivative financial instruments designated as hedge accounting are recognized in the shareholders’ equity and when realized are recorded as financial income or expense are set forth below:

	BR GAAP
	Parent company
	Shareholders' equity		Statement of income
	06.30.13	12.31.12	06.30.13	06.30.12
Derivatives for the purpose of protection
Foreign exchange risks	(191,823)	(40,746)	(87,293)	(64,591)
Interest rate risk	(30,940)	(43,465)	(2,973)	(7,759)
	(222,763)	(84,211)	(90,266)	(72,350)
Non derivatives for the purpose of protection
Foreign exchange risks	(208,214)	(104,128)	-	-
	(208,214)	(104,128)	-	-
Derivatives for the purpose of financial results
Foreign exchange risks	-	-	(5,561)	(14,141)
Market risk of live cattle	-	-	(843)	1,002
	-	-	(6,404)	(13,139)
	(430,977)	(188,339)	(96,670)	(85,489)

	BR GAAP and IFRS
	Consolidated
	Shareholders' equity		Statement of income
	06.30.13	12.31.12	06.30.13	06.30.12
Derivatives for the purpose of protection
Foreign exchange risks	(191,823)	(40,746)	(87,293)	(64,591)
Interest rate risk	(66,906)	(95,053)	(6,944)	(10,810)
	(258,729)	(135,799)	(94,237)	(75,401)
Non derivatives for the purpose of protection
Foreign exchange risks	(208,214)	(104,128)	-	-
	(208,214)	(104,128)	-	-
Derivatives for the purpose of financial results
Foreign exchange risks	-	-	(2,894)	(15,930)
Market risk of live cattle	-	-	(843)	1,002
	-	-	(3,737)	(14,928)
	(466,943)	(239,927)	(97,974)	(90,329)
Rollforward	(227,016)	(6,877)
Income taxes	82,497	(1,722)
Impact on other comprehensive income	(144,519)	(8,599)

The gains and losses from derivative financial instruments designated as hedge accounting, recorded in the shareholders’ equity, are represented by a loss of R$147,024 in the parent company and a loss of R$182,990 in the consolidated (loss of R$55,579 in the parent company and a loss of R$107,167 in the consolidated as of December 31, 2012), net of income tax of R$75,739 (R$28,632 as of December 31, 2012) in the parent company and consolidated.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

4.6.       Breakdown by category of the balances of financial instruments – except derivatives

	BR GAAP
	Parent company
	06.30.13
	Loans and	Available for	Trading	Held to	Financial
	receivables	sale	securities	maturity	liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	53,568	-	53,568
Trade accounts receivable	3,367,492	-	-	-	-	3,367,492
Credit notes	322,848	-	-	-	-	322,848
Other receivables	370,682	-	-	-	-	370,682
Fair value
Marketable securities	-	548	199,259	-	-	199,807
Restricted cash	-	-	-	90,259	-	90,259
Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(2,926,981)	(2,926,981)
Loans and financing
Local currency	-	-	-	-	(3,819,182)	(3,819,182)
Foreign currency	-	-	-	-	(3,561,436)	(3,561,436)
Capital lease	-	-	-	-	(159,586)	(159,586)
	4,061,022	548	199,259	143,827	(10,467,185)	(6,062,529)

	BR GAAP
	Parent company
	12.31.12
	Loans and	Available for	Trading	Held to	Financial
	receivables	sale	securities	maturity	liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	51,752	-	51,752
Trade accounts receivable	3,008,799	-	-	-	-	3,008,799
Credit notes	109,431	-	-	-	-	109,431
Other receivables	407,594	-	-	-	-	407,594
Fair value
Marketable securities	-	658	268,375	-	-	269,033
Restricted cash	-	-	-	83,877	-	83,877
Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(3,135,464)	(3,135,464)
Loans and financing
Local currency	-	-	-	-	(3,889,920)	(3,889,920)
Foreign currency	-	-	-	-	(2,815,029)	(2,815,029)
Capital lease	-	-	-	-	(70,493)	(70,493)
	3,525,824	658	268,375	135,629	(9,910,906)	(5,980,420)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
	06.30.13
	Loans and	Available for	Trading	Held to	Financial
	receivables	sale	securities	maturity	liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	102,823	-	102,823
Trade accounts receivable	3,168,288	-	-	-	-	3,168,288
Credit notes	449,392	-	-	-	-	449,392
Other receivables	370,682	-	-	-	-	370,682
Fair value
Marketable securities	-	265,257	210,949	-	-	476,206
Restricted cash	-	-	-	99,377	-	99,377
Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(3,176,279)	(3,176,279)
Loans and financing
Local currency	-	-	-	-	(3,819,182)	(3,819,182)
Foreign currency	-	-	-	-	(5,954,099)	(5,954,099)
Capital lease	-	-	-	-	(159,586)	(159,586)
	3,988,362	265,257	210,949	202,200	(13,109,146)	(8,442,378)

	BR GAAP and IFRS
	Consolidated
	12.31.12
	Loans and	Available for	Trading	Held to	Financial
	receivables	sale	securities	maturity	liabilities	Total
Assets
Amortized cost
Marketable securities	-	-	-	142,611	-	142,611
Trade accounts receivable	3,142,326	-	-	-	-	3,142,326
Credit notes	229,724	-	-	-	-	229,724
Other receivables	407,594	-	-	-	-	407,594
Fair value
Marketable securities	-	273,062	280,693	-	-	553,755
Restricted cash	-	-	-	93,014	-	93,014

Liabilities
Amortized cost
Trade accounts payable	-	-	-	-	(3,381,246)	(3,381,246)
Loans and financing
Local currency	-	-	-	-	(3,889,920)	(3,889,920)
Foreign currency	-	-	-	-	(5,628,401)	(5,628,401)
Capital lease	-	-	-	-	(70,493)	(70,493)
	3,779,644	273,062	280,693	235,625	(12,970,060)	(8,401,036)

4.7.       Determination of the fair value of financial instruments

The Company discloses its financial assets and liabilities at fair value, based on the appropriate accounting pronouncements, which refers to concepts of valuation and practices, and requires certain disclosures on the fair value.

Particularly related to the disclosure, the Company applies the hierarchy requirements set out in CVM Deliberation No. 604/09.

Management concluded that balances of cash and cash equivalents, trade accounts receivable and trade accounts payable approximate to their fair value due to the short-term cycle of these operations.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The book value of financing and loans in the quarterly financial information approximates to the fair value due to the fact that the major portion of the total gross debt bears interest based on the variation of Long Term Interest Rate (“TJLP”), London Interbank Offered Rate (“LIBOR”) and CDI, except the capital markets transactions (Bond). On June 30, 2013, the fair value adjustment for the Bond (“BRFSBZ”) is represented by a positive impact of R$14,768, which is composed by an increase of R$41,566 attributable to Sadia’s Bonds (“BRFSBZ17”), an increase of R$133,847 attributable to BFF’s Notes (“BRFSBZ20”), an increase of R$42,706 attributable to BRF’s Notes (“BRFSBZ22”) and a reduction of R$203,351 attributable to BRF’S Notes (“BRFSBZ23” and “BRFSBZ27”). This impact was measured only for disclosure purposes, not being recorded in the quarterly financial information.

4.7.1.   Comparison between book value and fair value of financial instruments

On June 30, 2013, the Company evaluated and determined that  the book of financial instruments is equivalent to the fair value, except for the items presented bellow.

	BR GAAP
	Parent company
	06.30.13		12.31.12
	Book	Fair	Book	Fair
	value	value	value	value
Bonds BRF
BRFSBZ22	(1,660,116)	(1,702,822)	(1,531,036)	(1,676,635)
BRFSBZ23	(1,005,239)	(872,303)	-	-
BRFSBZ27	(499,885)	(429,470)	-	-
	(3,165,240)	(3,004,595)	(1,531,036)	(1,676,635)

	BR GAAP e IFRS
	Consolidated
	06.30.13		12.31.12
	Book	Fair	Book	Fair
	value	value	value	value
Bonds BRF
BRFSBZ22	(1,660,116)	(1,702,822)	(1,531,036)	(1,676,635)
BRFSBZ23	(1,005,239)	(872,303)	-	-
BRFSBZ27	(499,885)	(429,470)	-	-
Bonds BFF
BRFSBZ20	(1,418,324)	(1,552,171)	(1,561,993)	(1,857,023)
Bonds Sadia
BRFSBZ17	(492,385)	(533,951)	(514,387)	(594,850)
	(5,075,949)	(5,090,717)	(3,607,416)	(4,128,508)

4.7.2.   Fair value valuation hierarchy

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The table below shows the overall classification of financial assets and liabilities according to the valuation hierarchy.

	BR GAAP
	Parent company
	06.30.13
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Stocks	548	-	-	548
Held for trading
Bank deposit certificates	-	126,519	-	126,519
Financial treasury bills	72,740	-	-	72,740
Other financial assets
Derivatives designed as hedge	-	3,511	-	3,511
Derivatives not designated as hedge	-	1,289	-	1,289
	73,288	131,319	-	204,607
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designed as hedge	-	(316,540)	-	(316,540)
Derivatives not designated as hedge	-	(7,693)	-	(7,693)
	-	(324,233)	-	(324,233)

	BR GAAP
	Parent company
	12.31.12
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Stocks	658	-	-	658
Held for trading
Bank deposit certificates	-	167,867	-	167,867
Financial treasury bills	100,508	-	-	100,508
Other financial assets
Derivatives designed as hedge	-	32,688	-	32,688
Derivatives not designated as hedge	-	116	-	116
	101,166	200,671	-	301,837
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designed as hedge	-	(192,077)	-	(192,077)
Derivatives not designated as hedge	-	(6,447)	-	(6,447)
	-	(198,524)	-	(198,524)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
	06.30.13
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	163,044	-	-	163,044
Brazilian foreign debt securities	101,665	-	-	101,665
Stocks	548	-	-	548
Held for trading
Bank deposit certificates	-	138,209	-	138,209
Financial treasury bills	72,740	-	-	72,740
Other financial assets
Derivatives designated as hedge	-	3,511	-	3,511
Derivatives not designated as hedge	-	4,010	-	4,010
	337,997	145,730	-	483,727
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designated as hedge	-	(356,477)	-	(356,477)
Derivatives not designated as hedge	-	(7,747)	-	(7,747)
	-	(364,224)	-	(364,224)

	BR GAAP and IFRS
	Consolidated
	12.31.12
	Level 1	Level 2	Level 3	Total
Assets
Financial assets
Available for sale
Credit linked notes	174,181	-	-	174,181
Brazilian foreign debt securities	89,004	-	-	89,004
Exclusive investment funds	9,219	-	-	9,219
Stocks	658	-	-	658
Held for trading
Bank deposit certificates	-	180,185	-	180,185
Financial treasury bills	100,508	-	-	100,508
Other financial assets
Derivatives designated as hedge	-	32,688	-	32,688
Derivatives not designated as hedge	-	512	-	512
	373,570	213,385	-	586,955
Liabilities
Financial liabilities
Other financial liabilities
Derivatives designated as hedge	-	(246,973)	-	(246,973)
Derivatives not designated as hedge	-	(6,447)	-	(6,447)
	-	(253,420)	-	(253,420)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

4.8.       Credit management

On June 30, 2013, the Company held financial investments over R$10.000 at the following financial institutions: Banco Bradesco, Banco do Brasil, Banco do Nordeste, Banco Itaú, Banco Safra, Banco Santander, Caixa Econômica Federal and Credit Suisse.

The Company also held derivative contracts with the following financial institutions: Banco Bradesco, Banco do Brasil, Banco Itaú, Banco Safra, Banco Santander, Banco Votorantim, Barclays, Citibank, Credit Suisse, Deutsche Bank, HSBC, ING Bank, JP Morgan, Merrill Lynch, Morgan Stanley and Rabobank.

4.9.       Liquidity risk management

Liquidity risk management aims to reduce the impacts caused by events which may affect the Company’s cash flow performance.

The table below summarizes the commitments and contractual obligations that may impact the Company’s liquidity as of June 30, 2013:

	BR GAAP
	Parent company
	06.30.13
	Book	Cash flow	Up to 6					After
	value	contracted	months	2014	2015	2016	2017	5 years
Non derivative financial liabilities
Loans and financing	4,215,378	4,793,249	1,391,911	1,399,116	308,236	228,524	399,896	1,065,566
Bonds BRF	3,165,240	4,779,454	90,066	180,133	180,133	180,133	180,133	3,968,856
Trade accounts payable	2,926,981	2,926,981	2,926,981	-	-	-	-	-
Capital lease (1)	159,586	234,630	7,930	26,842	29,418	26,390	144,050	-
Operational lease	-	305,760	36,193	57,461	34,375	30,681	30,575	116,475

Derivative financial liabilities
Designated as hedge accounting
Interest rate and exchange rate derivatives	185,221	26,596	(11,408)	31,565	(3,458)	(3,383)	(3,474)	16,754
Currency derivatives (NDF)	118,585	59,000	62,839	(3,839)	-	-	-	-
Fixed exchange rate	7,518	(836)	-	(836)	-	-	-	-
Currency derivatives (options)	5,216	620	620	-	-	-	-	-
Not designated as hedge accounting
Currency derivatives (Future)	347	347	347	-	-	-	-	-
Interest rate and exchange rate derivatives	6,845	(1,192)	(731)	(750)	289	-	-	-
Commodities derivatives	501	687	522	165	-	-	-	-

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
	06.30.13
	Book	Cash flow	Up to 6					After 5
	value	contracted	months	2014	2015	2016	2017	years
Non derivative financial liabilities
Loans and financing	4,697,332	5,308,687	1,570,195	1,474,635	332,020	235,034	406,334	1,290,469
Bonds BRF	3,165,240	4,779,454	90,066	180,133	180,133	180,133	180,133	3,968,856
Bonds BFF	1,418,324	2,202,178	55,823	111,647	111,647	111,647	111,647	1,699,767
Bonds Sadia	492,385	647,857	18,099	36,183	36,183	36,183	508,396	12,813
Trade accounts payable	3,176,279	3,176,279	3,176,279	-	-	-	-	-
Capital lease (1)	159,586	234,630	7,930	26,842	29,418	26,390	144,050	-
Operational lease	-	307,762	37,212	58,197	34,473	30,747	30,658	116,475

Derivative financial liabilities
Designated as hedge accounting
Interest rate and exchange rate derivatives	225,158	93,890	(5,327)	43,544	8,654	8,596	8,571	29,852
Currency derivatives (NDF)	118,585	59,000	62,839	(3,839)	-	-	-	-
Fixed exchange rate	7,518	(836)	-	(836)	-	-	-	-
Currency derivatives (options)	5,216	620	620	-	-	-	-	-
Not designated as hedge accounting
Currency derivatives (NDF)	54	(1,419)	(1,419)	-	-	-	-	-
Currency derivatives (Future)	347	347	347	-	-	-	-	-
Interest rate and exchange rate derivatives	6,845	(1,192)	(731)	(750)	289	-	-	-
Commodities derivatives	501	687	522	165	-	-	-	-

(1)     Does not comprise the capital leases contracted with financial institutions which are recorded as loans and financing.

4.10.    Commodity price risk management

During the six month period ended June 30, 2013, the Company utilized derivative instruments to mitigate the exposure to live cattle price variation.

The contracts are recorded at their fair value through the statement of income.

On June 30, 2013, the Company held a short position in the BM&F of 3,089 future contracts (636 contracts as of December 31, 2012) with maturity dates between May and December 2013.

In the counter market, the Company held a short position of 100 contracts with maturity dates in 2013. Additionally, through the utilization of options, the Company held a short position of 830 allotments (450 allotments as of December 31, 2012).

4.11.    Table of sensitivity analysis

The Company has financing and loans and receivables denominated in foreign currency and in order to mitigate the risks resulting from exchange rate exposure,  it contracts derivative financial instruments.

The Company understands that the current interest rate fluctuations do not significantly affect its financial results since it opted to fix the exchange rate of a considerable portion of its floating interest rates debts by using derivative transactions (interest rates swaps). The Company designates such derivatives as hedge accounting and, therefore, the effectiveness is monitored through prospective and retrospective tests.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

In the table showed below, five scenarios are considered for the next twelve-month period, considering the variations of the quote of the parity between the Brazilian Reais and U.S. Dollar, Brazilian Reais and Euro and Brazilian Reais and Pounds Sterling, whereas the most likely scenario is that one adopted by the Company. The total of export sales analyzed corresponds to the total of derivative financial instruments increased by the amortization flow of PPEs designated as hedge accounting.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Parity - Brazilian Reais x U.S. Dollar		2.2156	1.9940	1.6617	2.7695	3.3234
Transaction/Instrument	Risk	Scenario I	Scenario II	Scenario III	Scenario IV	Scenario V
		(probable)	(10% appreciation)	(25% appreciation)	(25% devaluation)	(50% devaluation)
NDF and Fixed exchange rate (hedge accounting)	Devaluation of R$	(51,896)	109,621	351,897	(455,689)	(859,482)
Options - currencies	Devaluation of R$	-	15,157	43,406	(44,098)	(91,179)
Exports pre payment	Devaluation of R$	(152,534)	(73,722)	44,496	(349,564)	(546,594)
Bonds	Devaluation of R$	(55,680)	10,788	110,490	(221,850)	(388,020)
Swaps	Devaluation of R$	(62,000)	9,626	117,065	(241,065)	(420,130)
Exports	Appreciation of R$	112,490	(120,839)	(476,348)	702,021	1,294,536
Net of tax effect		(209,620)	(49,369)	191,006	(610,245)	(1,010,869)
Statement of income		-	-	-	-	-
Shareholders' equity		(209,620)	(49,369)	191,006	(610,245)	(1,010,869)

Parity - Brazilian Reais x Euro		2.8827	2.5944	2.1620	3.6034	4.3241
Transaction/Instrument	Risk	Scenario I	Scenario II	Scenario III	Scenario IV	Scenario V
		(probable)	(10% appreciation)	(25% appreciation)	(25% devaluation)	(50% devaluation)
NDF (hedge accounting)	Devaluation of R$	(7,905)	29,368	85,278	(101,088)	(194,271)
Exports	Appreciation of R$	7,905	(29,368)	(85,278)	101,088	194,271
Net of tax effect		-	-	-	-	-
Statement of income		-	-	-	-	-
Shareholders' equity		-	-	-	-	-

Parity - Brazilian Reais x Pound Sterling		3.3697	3.0327	2.5273	4.2121	5.0546
Transaction/Instrument	Risk	Scenario I	Scenario II	Scenario III	Scenario IV	Scenario V
		(probable)	(10% appreciation)	(25% appreciation)	(25% devaluation)	(50% devaluation)
NDF (hedge accounting)	Devaluation of R$	70	13,650	34,020	(33,880)	(67,829)
Exports	Appreciation of R$	(70)	(13,650)	(34,020)	33,880	67,829
Net of tax effect		-	-	-	-	-
Statement of income		-	-	-	-	-
Shareholders' equity		-	-	-	-	-

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

5.            SEGMENT INFORMATION

The operating segments are reported consistently with the management’s reports provided to Board of Directors and to its main executives for assessment of the performance of each reporting segment and allocation of resources.

The segment information is prepared considering 4 reportable segments: domestic market, foreign market, dairy products and food service. The reportable segments identified primarily observe division by sales channel and the criteria was detailed in note 5 of the financial statements for the year ended December 31, 2012.

The net sales for each reportable operating segments are presented below:

	BR GAAP and IFRS
	Consolidated
Net sales	06.30.13	06.30.12
Domestic market
Poultry	721,474	530,019
Pork and Beef	462,423	422,543
Processed products	3,164,226	3,246,252
Other processed	1,358,664	1,353,558
Other	491,026	394,819
	6,197,813	5,947,191
Foreign market
Poultry	4,242,887	3,463,764
Pork and Beef	865,617	859,631
Processed products	1,165,175	732,854
Other processed	129,832	114,451
Other	55,374	7,722
	6,458,885	5,178,422
Dairy products
Milk	622,074	709,996
Dairy products and other beverages	730,371	637,706
	1,352,445	1,347,702
Food service
Poultry	178,622	157,624
Pork and Beef	109,904	112,447
Processed products	369,508	359,051
Other processed	67,166	76,812
	725,200	705,934
	14,734,343	13,179,249

The operating results for each reportable operating segments are presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
	06.30.13	06.30.12
Operating income
Domestic market	642,251	465,819
Foreign market	250,345	10,104
Dairy products	53,447	1,907
Food service	87,529	70,788
	1,033,572	548,618

No individual customer or economic group represented more than 5% of net sales for the six month period ended June 30, 2013.

Net export sales were originated in the segments of the foreign market, dairy products and food service, as set forth below:

	BR GAAP and IFRS
	Consolidated
	06.30.13	06.30.12
Net export sales per market
Foreign market	6,458,885	5,178,422
Dairy products	430	117
Food service	104,614	114,553
	6,563,929	5,293,092

Net export sales by region is presented below:

	BR GAAP and IFRS
	Consolidated
	06.30.13	06.30.12
Net export sales per region
Europe	936,981	884,715
Far East	1,313,956	1,196,593
Middle East	2,217,859	1,745,302
Eurasia (including Russia)	451,455	454,287
America / Africa / Other	1,643,678	1,012,195
	6,563,929	5,293,092

The goodwill originated from the expectation of future profitability of acquired companies, as well as the intangible assets with indefinite useful life (trademarks) was allocated to the reportable operating segments, taking into account the nature of the products manufactured by each segment (cash-generating unit). The allocation of intangible assets is presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
	Goodwill		Trademarks		Total
	06.30.13	12.31.12	06.30.13	12.31.12	06.30.13	12.31.12
Domestic market	1,069,958	1,069,958	982,478	982,478	2,052,436	2,052,436
Foreign market	1,279,687	1,260,368	321,777	323,459	1,601,464	1,583,827
Dairy products	671,398	671,398	-	-	671,398	671,398
Food service	81,539	81,539	-	-	81,539	81,539
	3,102,582	3,083,263	1,304,255	1,305,937	4,406,837	4,389,200

Information referring to the total assets by reportable segments is not being disclosed, as it is not included in the set of information made available to the Company’s Management, which make investment decisions and determine the allocation of assets on a consolidated basis.

6.            CASH AND CASH EQUIVALENTS

		BR GAAP		BR GAAP and IFRS
	Average rate	Parent company		Consolidated
	(%p.a.)	06.30.13	12.31.12	06.30.13	12.31.12
Cash and bank accounts:
U.S. Dollar	-	7,539	298	203,774	81,757
Brazilian Reais	-	88,291	147,448	88,608	147,629
Euro	-	2,397	-	184,648	17,046
Other currencies	-	219	-	57,513	8,964
		98,446	147,746	534,543	255,396
Cash equivalents
In Brazilian Reais:
Investment funds	6.27%	15,733	13,508	15,733	13,508
Bank deposit certificates	7.75%	314,363	626,292	342,232	630,412
		330,096	639,800	357,965	643,920
In U.S. Dollar:
Interest bearing account	-	-	45,572	-	359,416
Term deposit	0.36%	44,344	-	930,889	306,734
Overnight	0.10%	115,012	59,537	199,839	180,292
In Euro:
Interest bearing account	-	-	11,740	-	122,341
Term deposit	1.20%	-	-	1,962	4,916
Other currencies:
Interest bearing account	-	-	3,524	-	54,206
Term deposit	5.11%	-	-	3,181	3,472
		159,356	120,373	1,135,871	1,031,377
		587,898	907,919	2,028,379	1,930,693

7.            MARKETABLE SECURITIES

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

			Average	BR GAAP		BR GAAP and IFRS
			interest rate	Parent company		Consolidated
	WATM (1)	Currency	(% p.a.)	06.30.13	12.31.12	06.30.13	12.31.12
Available for sale
Credit linked note	7.02	US$	3.71%	-	-	163,044	174,181
Brazilian foreign debt securities	2.88	US$	2.71%	-	-	101,665	89,004
Shares	-	R$	-	548	658	548	658
Exclusive investment funds	-	US$	-	-	-	-	9,219
				548	658	265,257	273,062
Held for trading
Bank deposit certificates	2.62	R$	7.72%	126,519	167,867	138,209	180,185
Financial treasury bills	0.93	R$	7.90%	72,740	100,508	72,740	100,508
				199,259	268,375	210,949	280,693
Held to maturity
Credit linked note	0.37	US$	4.78%	-	-	49,255	90,859
Financial treasury bills	4.25	R$	7.90%	53,568	51,752	53,568	51,752
				53,568	51,752	102,823	142,611
				253,375	320,785	579,029	696,366
Current				199,807	269,033	525,461	621,908
Non-current				53,568	51,752	53,568	74,458

(1) Weighted average maturity in years.

There were no changes in the characteristics of marketable securities disclosed above, compared to the information disclosed in the financial statements for the year ended December 31, 2012 (note 8).

The unrealized gain resulted from the change in the fair value of the available for sale marketable securities, recorded in shareholders’ equity, corresponds to the accumulated amount of R$5,798 (R$18,224 as of December 31, 2012), net of income tax of R$242 (R$395 as of December 31, 2012).

Additionally, on June 30, 2013, R$72,689 of the total of marketable securities, were pledged as collateral for futures contract operations in U.S. Dollars and live cattle, traded on the Futures and Commodities Exchange (“BM&F”) (R$97,271 as of December 31, 2012).

On June 30, 2013, the maturities of the non-current balance of marketable securities in the consolidated balance sheet is as follow:

BR GAAP and IFRS
Maturities	Parent company and Consolidated
2017	53,568
53,568

The Company conducted an analysis of sensitivity to foreign exchange rate as presented in note 4.11.

8.            TRADE ACCOUNTS RECEIVABLE, NET AND OTHER RECEIVABLES

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The increase in the balance of other receivables is mainly due to disposal of assets from Doux to JBS (note 1.2).

The trade accounts receivable involving related parties are disclosed in note 28. The consolidated trade accounts receivable refers to transactions with the affiliated company UP! in the domestic market and with the joint ventures in the foreign market Federal Foods and Rising Star.

	BR GAAP		BR GAAP and IFRS
	Parent Company			Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Current
Domestic third parties	1,416,097	1,567,225	1,416,344	1,568,370
Domestic related parties	1,101	898	1,101	-
Foreign third parties	291,905	229,025	1,616,925	1,603,902
Foreign related parties	1,666,301	1,225,246	148,677	-
( - ) Estimated losses on doubtful accounts	(18,884)	(24,723)	(25,731)	(41,074)
	3,356,520	2,997,671	3,157,316	3,131,198
Non-current
Domestic third parties	93,717	90,476	93,864	90,619
Foreign third parties	2,749	2,535	2,805	2,642
( - ) Adjustment to present value	(123)	(189)	(123)	(189)
( - ) Estimated losses on doubtful accounts	(85,371)	(81,694)	(85,574)	(81,944)
	10,972	11,128	10,972	11,128
	3,367,492	3,008,799	3,168,288	3,142,326

	BR GAAP		BR GAAP and IFRS
	Parent Company		Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Current
Other receivables	68,507	31,398	133,955	77,421
	68,507	31,398	133,955	77,421
Non-current
Other receivables	254,341	78,033	315,437	152,303
	254,341	78,033	315,437	152,303
	322,848	109,431	449,392	229,724

The rollforward of estimated losses from doubtful accounts is presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

BR GAAP
Parent company
				Exchange rate
12.31.12	Additions	Reversals	Write-offs	variation	06.30.13
106,417	23,113	(11,561)	(13,927)	213	104,255
106,417	23,113	(11,561)	(13,927)	213	104,255

BR GAAP and IFRS
Consolidated
				Exchange rate
12.31.12	Additions	Reversals	Write-offs	variation	06.30.13
123,018	40,562	(37,220)	(13,927)	(1,128)	111,305
123,018	40,562	(37,220)	(13,927)	(1,128)	111,305

The breakdown by maturity of overdue amounts which were not included in estimated losses from doubtful accounts is set forth below:

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
91 to 120 days	-	5,311	525	5,461
121 to 180 days	150	4,078	1,572	4,240
181 to 360 days	1,301	7,805	2,589	8,010
More than 361 days	417	490	498	665
	1,868	17,684	5,184	18,376

The receivables excluded from estimated losses on doubtful accounts are secured by credit letters issued by financial institutions and by credit insurance hired from insurance companies.

The breakdown of accounts receivable by maturity is as follows:

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Current	3,255,499	2,978,506	2,957,912	3,040,239
Overdue
01 to 60 days	114,490	17,920	207,613	83,688
61 to 90 days	3,317	7,791	7,038	9,638
91 to 120 days	3,686	8,763	5,419	9,646
121 to 180 days	5,313	10,377	6,495	12,547
181 to 360 days	4,708	9,962	3,579	15,665
More than 361 days	84,857	82,086	91,660	94,110
( - ) Adjustment to present value	(123)	(189)	(123)	(189)
( - ) Estimated losses on doubtful accounts	(104,255)	(106,417)	(111,305)	(123,018)
	3,367,492	3,008,799	3,168,288	3,142,326

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

9.            INVENTORIES

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Finished goods	1,600,562	1,472,988	2,058,900	1,836,175
Goods for resale	37,028	24,505	37,807	24,577
Work in process	150,180	147,012	157,213	147,012
Raw materials	370,965	410,469	403,858	427,931
Packaging materials	69,408	81,301	85,671	84,195
Secondary materials	203,756	202,933	215,198	204,489
Spare parts	121,622	112,399	128,334	112,399
Goods in transit	-	1,420	17,198	152,091
Imports in transit	51,859	57,864	51,859	57,864
Advances to suppliers	11,679	10,138	11,679	10,138
(-) Provision for adjustment to maarket value	(5,515)	(9,087)	(8,612)	(14,920)
(-) Provision for deterioration	(8,776)	(19,978)	(10,780)	(21,740)
(-) Provision for obsolescense	(2,712)	(1,635)	(6,490)	(1,635)
	2,600,056	2,490,329	3,141,835	3,018,576

The transfers of products sold from inventories to cost of sales during the six month period ended June 30, 2013 totaled R$10,581,016 in the parent company and R$11,160,384 in the consolidated (R$5,635,986 in the parent company and R$10,346,610 in the consolidated as of June 20, 2012). Such amounts include the additions and reversals of inventory provisions as presented in the table below:

	BR GAAP
	Parent company
	12.31.12	Additions	Reversals	Write-offs	06.30.13
Provision for adjustment to market value	(9,087)	(5,169)	8,741	-	(5,515)
Provision for deterioration	(19,978)	(6,514)	-	17,716	(8,776)
Provision for obsolescence	(1,635)	(1,170)	-	93	(2,712)
	(30,700)	(12,853)	8,741	17,809	(17,003)

	BR GAAP and IFRS
	Consolidated
					Exchange
	12.31.12	Additions	Reversals	Write-offs	rate variation	06.30.13
Provision for adjustment to market value	(14,920)	(8,814)	14,634	-	488	(8,612)
Provision for deterioration	(21,740)	(8,962)	-	19,840	82	(10,780)
Provision for obsolescence	(1,635)	(5,016)	-	93	68	(6,490)
	(38,295)	(22,792)	14,634	19,933	638	(25,882)

Additionally, during the six month period ended June 30, 2013, there were write-offs of inventories in the amount of R$30,346 in the parent company and R$31,296 in the consolidated (R$15,272 in the parent company and R$24,163 in the consolidated as of June 30, 2012) referring to deteriorated items, which have been charged directly to the statement of income.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Management expects inventories to be recovered in a period shorter than 12 months.

On June 30, 2013, R$50,000 of the total balance of inventories of the parent company and consolidated was pledged as collateral for rural credit operations (R$50,000 as of December 31, 2012).

10.         BIOLOGICAL ASSETS

The group of biological assets of the Company comprises living animals which are segregated in the following categories: poultry, pork and cattle. In addition, these categories are separated into consumable and production biological assets.

In Management’s opinion, the fair value of the biological assets is substantially represented by the cost of formation, mainly due to the short life cycle of the animals and to the fact that a significant portion of the profitability of the Company’s products derives from the manufacturing process and not from obtaining in natura meat (raw materials at slaughtering point). This opinion is supported by a fair value appraisal report prepared by an independent expert in 2012, which presented an insignificant difference between the two methodologies. Therefore, biological assets are recorded at formation cost.

During the six month period ended June 30, 2013, Management did not identify any event that could impact the business model or the assumptions utilized in the analysis performed in 2012.

The quantities and balances per category of biological assets are presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP
	Parent company
	06.30.13		12.31.12
	Quantity	Value	Quantity	Value
Consumable biological assets
Immature poultry	200,335	529,129	203,420	583,677
Immature pork	3,358	593,556	3,461	627,790
Immature cattle	133	145,826	139	146,648
Total current	203,826	1,268,511	207,020	1,358,115
Production biological assets
Immature poultry	7,605	103,799	7,759	110,422
Mature poultry	11,178	146,394	11,022	139,428
Immature pork	167	34,348	162	32,441
Mature pork	373	156,968	374	145,899
Total non-current	19,323	441,509	19,317	428,190
	223,149	1,710,020	226,337	1,786,305

	BR GAAP and IFRS
	Consolidated
	06.30.13		12.31.12
	Quantity	Value	Quantity	Value
Consumable biological assets
Immature poultry	206,418	541,790	208,695	596,561
Immature pork	3,358	593,556	3,461	627,790
Immature cattle	133	145,826	139	146,648
Total current	209,909	1,281,172	212,295	1,370,999
Production biological assets
Immature poultry	7,605	103,799	7,759	110,422
Mature poultry	11,178	146,394	11,022	139,428
Immature pork	167	34,348	162	32,441
Mature pork	373	156,968	374	145,899
Total non-current	19,323	441,509	19,317	428,190
	229,232	1,722,681	231,612	1,799,189

The rollforward of biological assets for the period is presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP
	Parent company
	Current				Non-current
	Poultry	Pork	Cattle	Total	Poultry	Pork	Total
Balance as of 12.31.12	583,677	627,790	146,648	1,358,115	249,850	178,340	428,190
Increase due to acquisition	80,396	536,007	91,834	708,237	13,663	58,124	71,787
Increase due to reproduction, consumption
of animal feed, medication and
remuneration of outgrowers	1,895,007	449,979	7,522	2,352,508	176,193	7,266	183,459
Depreciation	-	-	-	-	(165,341)	(17,951)	(183,292)
Transfer between current and non-current	24,172	26,404	-	50,576	(24,172)	(26,404)	(50,576)
Reduction due to slaughtering	(2,054,123)	(1,046,624)	(100,178)	(3,200,925)	-	-	-
Write-off	-	-	-	-	-	(8,059)	(8,059)
Balance as of 06.30.13	529,129	593,556	145,826	1,268,511	250,193	191,316	441,509

	BR GAAP and IFRS
	Consolidated
	Current				Non-current
	Poultry	Pork	Cattle	Total	Poultry	Pork	Total
Balance as of 12.31.12	596,561	627,790	146,648	1,370,999	249,850	178,340	428,190
Increase due to acquisition	80,396	536,007	91,834	708,237	13,663	58,124	71,787
Increase due to reproduction, consumption
of animal feed, medication and
remuneration of outgrowers	1,895,007	449,979	7,522	2,352,508	176,193	7,266	183,459
Depreciation	-	-	-	-	(165,341)	(17,951)	(183,292)
Transfer between current and non-current	24,172	26,404	-	50,576	(24,172)	(26,404)	(50,576)
Reduction due to slaughtering	(2,054,346)	(1,046,624)	(100,178)	(3,201,148)	-	-	-
Write-off	-	-	-	-	-	(8,059)	(8,059)
Balance as of 06.30.13	541,790	593,556	145,826	1,281,172	250,193	191,316	441,509

The costs of breeding animals are depreciated using the straight-line method for a period from 15 to 30 months.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

11.         RECOVERABLE TAXES

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
State ICMS ("VAT")	992,162	944,808	1,040,694	966,892
PIS and COFINS ("Federal Taxes to Social Fund Programs")	782,818	890,441	782,959	890,642
Withholding income and social contribution tax	333,388	241,175	373,875	277,776
IPI ("Federal VAT")	60,287	58,689	60,287	58,689
Other	65,214	62,508	97,921	84,914
Provision for realization	(180,699)	(170,929)	(182,954)	(172,347)
	2,053,170	2,026,692	2,172,782	2,106,566
Current	1,136,421	892,104	1,251,308	964,769
Non-current	916,749	1,134,588	921,474	1,141,797

The reduction in the balance of PIS and COFINS is mainly due to the realization of credits through offsetting against other federal taxes.

The increase in the balance of VAT (“ICMS”) arises from operations in the State of Santa Catarina, Paraná and Mato Grosso do Sul.

The rollforward of the provisions is presented below:

	BR GAAP
	Parent company
	12.31.12	Additions	Write-offs	06.30.13
State ICMS ("VAT")	(145,891)	(33,108)	23,338	(155,661)
PIS and COFINS ("Federal Taxes to Social Fund Programs")	(10,298)	-	-	(10,298)
IPI ("Federal VAT")	(14,740)	-	-	(14,740)
	(170,929)	(33,108)	23,338	(180,699)

	BR GAAP and IFRS
	Consolidated
	12.31.12	Additions	Write-offs	06.30.13
State ICMS ("VAT")	(145,892)	(33,108)	23,338	(155,662)
PIS and COFINS ("Federal Taxes to Social Fund Programs")	(10,298)	-	-	(10,298)
IPI ("Federal VAT")	(14,740)	-	-	(14,740)
Other	(1,417)	(837)	-	(2,254)
	(172,347)	(33,945)	23,338	(182,954)

The increase in the provision for VAT credits results from evaluations made by the Company indicating possible negative goodwill or losses at the time of their realization.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

12.         INCOME TAX AND SOCIAL CONTRIBUTION

12.1.    Deferred income tax and social contribution composition

	BR GAAP		BR GAAP and IFRS
	Parent company			Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Assets:
Tax loss carryforwards (corporate income tax)	689,831	641,749	723,050	670,447
Valuation allowance for tax losses	-	-	(289)	(274)
Negative calculation basis (social contribution tax)	274,307	251,581	275,085	252,354
Allowance for negative calculation basis losses	-	-	(110)	(104)

Assets temporary differences:
Provisions for tax, civil and labor risk	116,752	109,899	122,363	115,473
Suspended collection taxes	61,740	51,340	61,740	51,340
Provision for estimated losses with doubtful accounts	8,349	10,237	9,509	10,665
Provision for property, plant and equipment losses	5,324	3,145	6,149	3,313
Provision for tax credits realization	61,438	55,539	68,903	60,935
Provision for other obligations	37,667	28,391	38,293	29,676
Employees' profit sharing	36,163	25,033	36,163	25,033
Provision for inventories	5,781	10,438	5,781	10,900
Employees' benefits plan	109,124	103,308	109,124	103,308
Amortization on fair value of business combination	3,371	5,372	3,371	5,372
Business combination - Sadia	817,858	817,858	817,858	817,858
Unrealized losses on derivatives	88,898	45,015	88,898	45,015
Unrealized losses on inventories	-	-	-	2,604
Adjustments relating to the transition tax regime	53,930	143,575	53,930	143,574
Provision for losses	12,800	14,672	13,135	14,671
Other temporary differences	13,376	51,589	12,583	53,370
	2,396,709	2,368,741	2,445,536	2,415,530
Liabilities:
Liabilities temporary differences:
Business combination - Sadia and Quickfood	(829,734)	(865,998)	(947,720)	(990,028)
Unrealized losses on inventories	-	-	(3,220)	-
Adjustments relating to the transition tax regime	(753,318)	(675,127)	(755,327)	(677,137)
Other temporary differences	(572)	(1,618)	(18,919)	(23,423)
	(1,583,624)	(1,542,743)	(1,725,186)	(1,690,588)
Total deferred tax legally enforceable	813,085	825,998	720,350	724,942
Estimated annual effective tax rate - CPC 21	(13,132)	-	(13,132)	-
Business combination - Dánica and Avex	-	-	(25,174)	(27,792)
Total deferred tax	799,953	825,998	682,044	697,150

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

12.2.    Estimated time of realization

Temporary differences will be realized as they are settled or realized. The period of the settlement or realization of such differences is imprecise and is tied to several factors that are not under Management’s control.

Management estimates that the deferred tax assets originated from tax losses carry forwards and negative basis of social contribution are expected to be realized as set forth below:

	BR GAAP	BR GAAP and IFRS
	Parent company	Consolidated
2013	32,258	35,816
2014	60,517	64,346
2015	73,744	77,088
2016	87,530	93,947
2017	102,143	109,109
2018-2020	429,896	439,312
2021-2022	178,050	178,118
	964,138	997,736

Management considers the scheduled reversal of deferred tax liabilities, projected taxable income and tax-planning strategies. Based on the level of historical taxable income and projections for future taxable income, Management believes that it is more likely than not that the Company will realize the benefits of these deductible differences. However, it could be impacted in the short term if estimates of future taxable income during the carryforward period are reduced.

The rollforward of the deferred tax assets is set forth below:

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Beginning balance	825,998	595,001	697,150	836,853
Deferred income tax recorded in the statement of income	(113,662)	281,780	(105,726)	21,321
Deferred income tax recorded in other comprehensive income	87,621	(50,783)	87,774	19,298
Business combination - Dánica/Avex	-	-	-	(52,925)
Business combination - Quickfood	-	-	-	(124,440)
Other	(4)	-	2,846	(2,957)
Ending balance	799,953	825,998	682,044	697,150

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

STATEMENT OF EXECUTIVE BOARD ON THE QUARTERLY FINANCIAL INFORMATION AND INDEPENDENT AUDITOR’S REPORT ON REVIEW OF INTERIM FINANCIAL INFORMATION

12.3.    Income and social contribution taxes reconciliation

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	06.30.12	06.30.13	06.30.12
Income before taxes	680,634	123,554	672,831	186,178
Nominal tax rate	34.00%	34.00%	34.00%	34.00%
Tax expense at nominal rate	(231,416)	(42,008)	(228,763)	(63,301)

Adjustments of taxes and contributions on:
Equity interest in income of affiliates	(52,411)	84,084	3,264	3,674
Exchange rate variation on foreign investments	54,198	18,254	57,990	41,213
Difference of tax rates on earnings from foreign subsidiaries	-	-	(82,686)	(10,992)
Interest on shareholders' equity, net	122,060	34,000	122,060	34,000
Results from foreign subsidiaries	(572)	-	(572)	(343)
Profit sharing	(2,645)	(695)	(2,645)	(92)
Donations	(1,257)	(267)	(1,257)	(1,268)
Penalties	(3,265)	(7,037)	(3,265)	(4,950)
Investment grant	20,190	13,309	20,190	23,815
Estimated annual effective tax rate CPC 21	(13,132)	(57,717)	(13,132)	(49,506)
Other adjustments	(5,412)	(5,891)	21,163	5,655
	(113,662)	36,032	(107,653)	(22,095)
Current income tax	-	-	(1,927)	(43,277)
Deferred income tax	(113,662)	36,032	(105,726)	21,182

The taxable income, current and deferred income tax from foreign subsidiaries is set forth below:

The Company determined that the total profit accounted for by holdings of their foreign wholly-owned subsidiary will not be redistributed. Such resources will be used for investments in the subsidiaries, and thus no deferred income taxes were recognized. The total of undistributed earnings corresponds to R$1,165,150 as of June 30, 2013 (R$2,223,356 as of December 31, 2012). This variation is mainly due to the effect of the merger of Sadia GmbH into BRF GmbH on March 31, 2013.

	BR GAAP and IFRS
	Consolidated
	06.30.13	06.30.12
Taxable income from foreign subsidiaries	(278,973)	(19,183)
Current income taxes expense from foreign subsidiaries	(743)	(7,165)
Deferred income taxes benefit from foreign subsidiaries	10,864	4,896

13.  JUDICIAL DEPOSITS

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The rollforward of the judicial deposits is set forth below:

	BR GAAP
	Parent company
						Price index
		12.31.12	Additions	Reversals	Write-offs	update	06.30.13
Tax		240,450	16,779	(369)	(3,031)	10,227	264,056
Labor		93,409	39,389	(7,904)	(7,503)	693	118,084
Civil, commercial and other		30,016	3,075	(4,386)	(6,674)	219	22,250
		363,875	59,243	(12,659)	(17,208)	11,139	404,390

	BR GAAP and IFRS
	Consolidated
					Price index	Exchange
	12.31.12	Additions	Reversals	Write-offs	update	rate variation	06.30.13
Tax (1)	240,582	16,779	(369)	(3,031)	10,244	-	264,205
Labor (2)	93,503	39,389	(7,904)	(7,561)	693	-	118,120
Civil, commercial and other	31,216	3,075	(4,386)	(6,674)	219	(537)	22,913
	365,301	59,243	(12,659)	(17,266)	11,156	(537)	405,238

(1)     The additions are mainly represented by judicial deposits related to the discussion of the incidence of VAT in a different rate of certain products sold as the state of origin in the amount of R$16,163.

(2)     The additions are mainly represented by the increase in the number of cases entered on the period.

14.  RESTRICTED CASH

			Average	BR GAAP		BR GAAP and IFRS
			interest rate	Parent company		Consolidated
	WATM (1)	Currency	(% p.a.)	06.30.13	12.31.12	06.30.13	12.31.12
Guarantee deposit	1.53	US$	0.22	-	-	9,118	9,137
National treasury certificates	6.77	R$	18.15	90,259	83,877	90,259	83,877
				90,259	83,877	99,377	93,014

(1)     Weighted average maturity term (in years).

The guarantee deposit above relates to financial debt of the subsidiary Quickfood with Rabobank.

The national treasure certificates are pledged as collateral for the loan obtained through the Special Program Asset Restructuring (“PESA”), see note 18 of these quarterly financial information.

15.  INVESTMENTS

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

15.1.    Investments breakdown

	BR GAAP		BR GAAP and IFRS
	Parent company			Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Investment in subsidiaries and affiliates	2,704,565	2,713,155	89,102	34,711
Goodwill Quickfood	452,498	457,568	-	-
Advance for future capital increase	100	100	-	-
Other investments	873	880	2,135	1,947
	3,158,036	3,171,703	91,237	36,658

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

15.2.    Summarized financial information of subsidiaries and affiliates

								Heloísa Ind.
		VIP S.A.						Com.
		Empr. e	Avipal	Avipal		Perdigão	PDF Partici-	Produtos	Establec.				Sadia	Sadia	Sadia
		Particip.	Construtora	Centro Labor.	PSA	Trading	pações	Lácteos	Levino		Quickfood	Sadia	International	Alimentos	Overseas
	Sadia S.A. (1)	Imob.	S.A.	Oeste S.A.	Veter. Ltda.	S.A.	Ltda.	Ltda. (1)	Zaccardi	BRF GmbH	S.A.	GmbH (2)	Ltd.	S.A.	S.A.
	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13	06.30.13
Current assets	-	102,537	122	85	394	12	1	-	6,401	853,111	144,362	-	4,038	32,968	106
Non-current assets	-	64,608	-	-	8,065	1,003	-	-	2,248	1,453,120	93,543	-	157,972	210,555	478,029
Current liabilities	-	(1,724)	(5)	-	-	(1)	-	-	(1,960)	(1,088)	(132,321)	-	(1,259)	(23,478)	(3,362)
Non-current liabilities	-	(3,024)	-	-	-	-	-	-	(6,639)	(217,518)	(44,339)	-	-	(25,842)	(489,023)
Shareholders' equity	-	(162,397)	(117)	(85)	(8,459)	(1,014)	(1)	-	(50)	(2,087,625)	(61,245)	-	(160,751)	(194,203)	14,250

Net revenues	-	-	-	-	5	-	-	-	4,090	438	378,582	54	-	25,437	-
Net income (loss)	-	17,357	1	-	54	(101)	-	-	(480)	(290,370)	(1,781)	62,083	404	(17,515)	(11,905)

	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12	12.31.12
Current assets	-	60,212	121	85	467	119	1	-	5,953	184,901	145,221	741,488	6,737	36,776	2
Non-current assets	-	89,158	-	-	8,022	997	-	-	2,199	1,162,152	86,207	221,394	142,261	236,615	512,537
Current liabilities	-	(142)	(5)	-	(84)	(1)	-	-	(1,451)	(717)	(122,999)	(282)	(1,197)	(115,892)	(3,512)
Non-current liabilities	-	(4,185)	-	-	-	-	-	-	(6,131)	-	(40,492)	(121,858)	-	(28,058)	(510,875)
Shareholders' equity	-	(145,043)	(116)	(85)	(8,405)	(1,115)	(1)	-	(570)	(1,346,336)	(67,937)	(840,742)	(147,801)	(129,441)	1,848

Net revenues	15,226,451	4,025	-	-	366	-	-	63,917	8,950	739	391,875	739	-	38,735	-
Net income (loss)	1,039,680	11,859	62	(180)	(3,028)	(873)	-	(3,934)	(33)	(85,473)	(5)	83,884	2,613	1,641	(29)

(1)         Merger of wholly-owned subsidiaries on December 31, 2012.

(2)         Merger of wholly-owned subsidiary by BRF GmbH on March 31, 2013.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

15.3.    Rollforward of direct investments of subsidiaries and affiliates – Parent company

	VIP S.A. Empr.			Avipal				Establec.				Sadia	Sadia	K&S	Sadia	Nutrifont	BRF
	e Particip.	Avipa Centro	PSA Labor.	Construtora	Perdigão	UP! Alimen-	PDF Partici-	Levino		Quickfood	Sadia	Internati-	Alimentos	Alimentos	Overseas	Alimentos	Suínos do		Total
	Imob	Oeste S.A.	Veter. Ltda	S.A.	Trading S.A.	tos Ltda	pações Ltda	Zaccardi	BRF GmbH (1)	S.A.	GmbH	onal Ltd.	S.A.	S.A.	S.A. (1)	S.A.	Sul Ltda.	06.30.13	12.31.12
a) Capital share as of June 30, 2013
% of share	100,00%	100,00%	88,00%	100,00%	100,00%	50,00%	1,00%	90,00%	100,00%	90,05%	-	100,00%	99,98%	49,00%	100,00%	50,00%	99,00%
Total number of shares and membership interests	14.249.459	6.963.854	5.463.850	445.362	100.000	1.000	1.000	100	1	36.469.606	-	900	33.717.308	27.664.086	50.000	20.000	100
Number of shares and membership interest held	14.249.459	6.963.854	4.808.188	445.362	100.000	500	10	90	1	32.841.224	-	900	33.717.308	13.555.402	50.000	10.000	50
b) Subsidiaries' information as of June 30, 2013
Capital stock	40.061	5.972	5.564	445	100	1	1	41	4.858	16.291	-	1.839	142.661	27.664	2	20.000	-
Shareholders' equity	162.397	85	8.459	117	1.014	25.477	1	50	2.087.625	61.245	-	160.751	194.203	26.567	(14.250)	20.218	-
Fair value adjustments of assets and liabilities acquired	-	-	-	-	-	-	-	-	-	206.239	-	-	-	-	-	-	-
Goodwill based on expectation of future profitability	-	-	-	-	-	-	-	-	-	246.259	-	-	-	-	-	-	-
Income (loss) for the period	17.357	-	54	1	(101)	25.476	-	(480)	(290.370)	(1.781)	62.083	404	(17.515)	3.464	(11.905)	218	-
c) Balance of investments as of June 30, 2013
Balance of the investment in the beginning of the period	145.043	85	7.407	116	1.115	22.287	-	382	1.346.336	518.746	840.742	147.801	129.441	11.322	-	-	-	3.170.823	10.158.756
Equity pick-up	17.357	-	48	1	(101)	12.738	-	(432)	(222.989)	(1.604)	62.083	404	(17.515)	1.696	(946)	109	-	(149.151)	976.635
Premium related to Exchange Offer	-	-	-	-	-	-	-	-	(67.381)	-	-	-	-	-	(10.959)	-	-	(78.340)	-
Unrealized profit in inventory	-	-	-	-	-	-	-	(8)	-	-	-	-	78	-	-	-	-	70	(34)
Goodwill in the acquisition of non-controlling entities	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(33.851)
Exchange rate variation on goodwill in the acquisiton of non-controlling entities	-	-	-	-	-	-	-	-	(918)	-	-	-	(373)	-	-	-	-	(1.291)	(1.280)
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	457.568
Exchange rate variation on foreign investments	-	-	-	-	-	-	-	-	172.157	(5.068)	(35.850)	12.546	11.051	-	(497)	-	-	154.339	121.198
Other comprehensive income	(3)	-	-	-	-	-	-	(31)	(6.555)	(4.424)	-	-	(8.773)	-	-	-	-	(19.786)	(50.817)
Advance for future capital increase	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	23.000
Capital increase	-	-	-	-	-	-	-	-	-	-	-	-	80.294	-	-	10.000	-	90.294	-
Dividends and interests on shareholders' equity	-	-	-	-	-	(22.286)	-	-	-	-	-	-	-	-	-	-	-	(22.286)	(8.988)
Write-off plants from the execution of TCD	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(252.850)
Net assets acquired	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	63.852
Impairment losses for investments	-	-	-	-	-	-	-	89	-	-	-	-	-	-	12.402	-	-	12.491	-
Business combination	-	-	-	-	-	-	-	-	866.975	-	(866.975)	-	-	-	-	-	-	-	(8.282.366)
Total	162.397	85	7.455	117	1.014	12.739	-	-	2.087.625	507.650	-	160.751	194.203	13.018	-	10.109	-	3.157.163	3.170.823

(1)     As disclosed in note 18.1, the Company entered into an operation denominated Exchange Offer involving the wholly-owned subsidiaries Sadia Overseas and BFF International. In the execution of this transaction there were payments of premium and interest by these subsidiaries in the amounts of R$10,959 and R$67,381, respectively, which were reclassified as a reduction of debt bonds and will be amortized over the terms of Senior Notes BRF 2013.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

15.4.    Summary financial information in joint venture and affiliates

	Affiliate				Joint venture
	UP!		K&S		Rising Star		Nutrifont	Federal Foods
	06.30.13	12.31.12	06.30.13	12.31.12	06.30.13	12.31.12	06.30.13	06.30.13
Current assets	44,870	32,395	13,149	11,304	45,501	68,619	3,759	155,069
Non-current assets	33	34	7,712	8,030	1,523	1,354	6,356	3,982
Current liabilities	(32,164)	(10,142)	(7,307)	(7,523)	(46,239)	(68,750)	(6)	(102,231)
Non-current liabilities	-	-	(537)	(489)	-	(121)	-	(4,368)
	12,739	22,287	13,017	11,322	785	1,102	10,109	52,452

	UP!		K&S		Rising Star		Nutrifont	Federal Foods
	06.30.13	06.30.12	06.30.13	06.30.12	06.30.13	06.30.12	06.30.13	06.30.13
Net revenues	41,073	36,753	21,056	16,953	221,523	65,548	-	106,387
Operational expenses	(9,636)	(7,691)	(5,054)	(6,546)	(3,278)	(168)	(4)	(14,449)
Net income (loss)	12,738	11,557	1,696	(1,124)	84	389	109	(5,029)

% participation	50%	50%	49%	49%	50%	50%	50%	49%

On January 16, 2013, the Company concluded through its wholly-owned subsidiary in Austria, the acquisition of 49% of the capital stock of Federal Foods for the amount of U$37,100 equivalent to R$75,384, generating a goodwill of R$20,210 (note 17).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

16.  PROPERTY, PLANT & EQUIPMENT

Property, plant and equipment rollforward is set forth below:

	BR GAAP
	Parent company
	Weighted
	average
	depreciation						Transfers to	Transfers from
	rate (% p.a.)	12.31.12	Additions (1)	Write-off	Transfers		held for sale	held for sale	06.30.13
Cost
Land	-	615,927	16,831	(16,735)	7,596		-	-	623,619
Buildings and improvements	-	4,810,401	95,549	(30,884)	196,722		-	-	5,071,788
Machinery and equipment	-	5,744,113	28,229	(9,979)	278,116		(993)	32	6,039,518
Facilities	-	1,417,435	1,663	(5,805)	46,987		-	-	1,460,280
Furniture	-	81,977	205	(4,358)	14,617		-	-	92,441
Vehicles and aircrafts	-	150,971	42	(1,698)	8,522		(1,436)	59	156,460
Other	-	211,585	281	(2,348)	19,963		-	-	229,481
Construction in progress	-	838,643	447,196	-	(513,542)		-	-	772,297
Advances to suppliers	-	49,576	44,170	-	(79,436)		-	-	14,310
		13,920,628	634,166	(71,807)	(20,455)		(2,429)	91	14,460,194
Depreciation
Buildings and improvements	3.05	(1,183,791)	(68,161)	1,867	(16,054)		-	-	(1,266,139)
Machinery and equipment	5.86	(1,972,574)	(166,023)	8,664	5,684		426	-	(2,123,823)
Facilities	3.83	(366,100)	(29,607)	1,225	(11)		-	-	(394,493)
Furniture	7.99	(34,813)	(3,462)	1,497	(3,385)		-	-	(40,163)
Vehicles and aircrafts	14.63	(40,536)	(11,865)	58	13,882		995	-	(37,466)
Other	3.57	(62,989)	(7,537)	2,329	(121)		-	-	(68,318)
		(3,660,803)	(286,655)	15,640	(5)		1,421	-	(3,930,402)
Provision for losses		(9,249)	(6,409)	-	-		-	-	(15,658)
		10,250,576	341,102	(56,167)	(20,460)	(2)	(1,008)	91	10,514,134

(1)     The amount of R$127,048 is due to the conclusion of the construction of the distribution center in the city of Salvador (State of Bahia) and the building of the administrative services center located in the city of Curitiba (State of Paraná), which were recorded as finance leases, see note 21.2.

(2)     Net transfer to intangible assets in the amount of R$13,521 (note 17) and net transfer to other rights relating to employees’ housing program in the amount of R$6,848.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
	Weighted
	average
	depreciation					Transfers to	Transfers from	Exchange rate
	rate (% p.a.)	12.31.12	Additions (1)	Write-off	Transfers	held for sale	held for sale	variation	06.30.13
Cost
Land	-	618,740	16,831	(16,735)	7,596	-	-	(438)	625,994
Buildings and improvements	-	4,966,733	97,810	(31,210)	196,928	-	-	1,293	5,231,554
Machinery and equipment	-	6,033,839	32,769	(15,884)	279,153	(993)	32	(10,986)	6,317,930
Facilities	-	1,446,392	2,047	(6,003)	47,056	-	-	(6,956)	1,482,536
Furniture	-	95,424	1,845	(5,427)	14,701	-	-	(1,265)	105,278
Vehicles and aircrafts	-	160,879	643	(1,975)	8,522	(1,436)	59	361	167,053
Other	-	223,212	1,895	(2,408)	19,963	-	-	2,476	245,138
Construction in progress	-	877,857	470,958	(130)	(514,276)	-	-	9,305	843,714
Advances to suppliers	-	60,478	46,649	-	(80,098)	-	-	(68)	26,961
		14,483,554	671,447	(79,772)	(20,455)	(2,429)	91	(6,278)	15,046,158
Depreciation
Buildings and improvements	3.04	(1,179,907)	(72,686)	1,935	(15,788)	-	-	(449)	(1,266,895)
Machinery and equipment	5.85	(2,092,973)	(175,424)	9,089	11,222	426	-	1,587	(2,246,073)
Facilities	3.84	(389,234)	(31,686)	1,280	(36)	-	-	257	(419,419)
Furniture	8.01	(42,187)	(4,186)	1,766	(3,277)	-	-	(310)	(48,194)
Vehicles and aircrafts	15.08	(44,055)	(12,600)	241	13,882	995	-	(115)	(41,652)
Other	3.57	(55,249)	(9,717)	2,337	(6,008)	-	-	279	(68,358)
		(3,803,605)	(306,299)	16,648	(5)	1,421	-	1,249	(4,090,591)
Provision for losses		(9,249)	(6,409)	-	-	-	-	-	(15,658)
		10,670,700	358,739	(63,124)	(20,460)	(1,008)	91	(5,029)	10,939,909

(1)     The amount of R$127,048 is due to the conclusion of the construction of the distribution center in the city of Salvador (State of Bahia) and the building of the administrative services center located in the city of Curitiba (State of Paraná), which were recorded as finance leases, see note 21.2.

(2)     Net transfer to intangible assets in the amount of R$13,521 (note 17) and net transfer to other rights relating to employees’ housing program in the amount of R$6,848.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Since the period ended March 31, 2013, the Management started to diclose the additions in property, plant and equipment by cathegory of investment.

The Company classifies its investments in the following cathegories:

(i)     growth: refers to projects that result in increase of revenue through expansion of operational capacity;

(ii)    efficiency: refers to projects aiming to increase operating income with no impact on the production volume; and

(iii)   support: refers to projects aiming compliance with quality standards, safety or continuity of operations, not considering economic returns.

The consolidated acquisitions during the six month period ended June 30, 2013 are substantially represented by construction in progress in the total amount of R$470,958 and buildings and improvements of R$97,810 which are mainly comprised of:

BR GAAP and IFRS
Consolidated
Description	06.30.13
Expansion
Expansion of productive capacity of cooked sausages, frankfurters, sausage, frozen prepared entrees, cooked meals, pizzas and smoked products of the industrial units located in the cities of Lucas do Rio Verde (State of Mato Grosso), Videira (State of Santa Catarina), Ponta Grossa
(State of Paraná), Capinzal (State of Santa Catarina), Tatuí (State of São Paulo) and Uberlândia	104,997
Construction of a margarine industrial unit in the city of Vitória de Santo Antão (State of
Pernambuco)	44,928

Construction of a cheese industrial unit in the city of Três de Maio (State of Rio Grande do Sul)	34,843
Expansion of slaughterhouse of industrial units located in the cities of Rio Verde (State of Goiás),
Nova Mutum (State of Mato Grosso), Lucas do Rio Verde (State of Mato Grosso) and Dourados
(State of Mato Grosso do Sul)	34,683
Construction of a UHT plant in the city of Barra do Pirai (State of Rio de Janeiro)	16,168
Construction of a distribution center in the city of Rio de Janeiro (State of Rio de Janeiro)	8,662
Construction of a processing of fineshed goods industrial unit in Abu Dabhi (UAE)	4,514
248,795

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Efficiency

Automation of poultry production (gutting and deboning) of the industrial units located in the cities of Carambeí (State of Paraná), Chapecó (State of Santa Catarina), Lajeado (State of Rio Grande
do Sul), Várzea Grande (State of Mato Grosso) and Capinzal (State of Santa Catarina)	37,602
Automation of production of yogurt, pizzas, ready meals and sandwiches in the city of Carambeí
(State of Paraná)	22,165

Automation of poultry packaging proars of industrial units located in the cities of Chapecó (State
of Santa Catarina), Videira (State of Santa Catarina) and Marau (State of Rio Grande do Sul)	6,469
Adequacy of the production of raw materials (condiment) of the industrial unit located in the city
of Concórdia (State of Santa Catarina)	5,571
Expansion of receiving grain of the industrial units located in the cities of Dourados (State of
Mato Grosso do Sul) and Uberlândia (State of Minas Gerais).	2,201
Improvement in the production of breeding stock (aiming the animal welfare) of the industrial unit
located in the city of Uberlândia (State of Minas Gerais)	2,111
Innovation in the format of packaging of UHT milk in the industrial unit located in the city of
Ravena (State of Minas Gerais)	1,421
Automation of pork leg deboning process og the industrial unit located in the city of Lucas do Rio
Verde (State of Mato Grosso)	1,031
78,571

Support
Formation of forests to generate stocks of firewood for the boilers	20,253
Construction of houses for employees - 270 units in the city of Nova Mutum (State of Mato
Grosso) and 280 units in the city of Mineiros (State of Goiás)	12,043
Renewal and acquisition of Microsoft licenses	8,642
Construction of a technology center in the city of Jundiaí (State of São Paulo)	8,050
facilities, freight elevators and logistics warehouse in the units located in the cities of Várzea
Grande (State of Mato Grosso), Concórdia (State of Santa Catarina), Uberlândia (State of Minas
Gerais), Paranaguá (State of Paraná), Embu (State of São Paulo) and Toledo (State of Paraná)	6,898

Adequacy of pork slaughtering of the industrial unit located in the city of Toledo (State of Paraná)	6,695
Implementation of information systems in foreign units	2,838
Adequacy of cereal receiving of the industrial unit located in the city of Arroio do Meio (State of
Rio Grande do Sul)	1,312
66,731
Financial lease (1)	132,546

(1)     See note 21.2.

The disposals are mainly related to the disposal of rural property in the amount of R$37,869, obsolete items in the amount of R$7,730 and replaced assets in the amount of R$4,940, recorded in other operating expenses.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The Company has fully depreciated items which are still in operation, as set forth below:

	BR GAAP		BR GAAP and IFRS
	Parent company			Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Cost
Buildings and improvements	109,268	107,970	120,003	118,008
Machinery and equipment	554,677	525,052	587,065	555,336
Facilities	70,221	70,854	70,221	70,854
Furniture	14,057	12,265	18,007	15,959
Vehicles and aircrafts	4,632	3,450	4,632	3,450
Others	26,724	19,127	26,724	19,127
	779,579	738,718	826,652	782,734

During the six month period ended June 30, 2013, the Company capitalized interest in the amount of R$25,908 in the consolidated (R$24,024 as of June 30, 2012). The weighted interest rate utilized to determine the capitalized amount was 7.12% p.a. (7.49% as of June 30, 2012).

On June 30, 2013, the Company had no commitments assumed related to acquisition and/or construction of properties, except those disclosed in note 18, item 18.3.

The property, plant and equipment that are held as collateral for transactions of different natures are presented below:

	BR GAAP and IFRS
	Parent company and Consolidated
	06.30.13		12.31.12
		Book value of the	Book value of the
	Type of collateral	collateral	collateral
Land	Financial/Labor/Tax/Civil	356,123	355,931
Buildings and improvements	Financial/Labor/Tax/Civil	1,735,260	1,735,376
Machinery and equipment	Financial/Labor/Tax	2,156,671	2,104,092
Facilities	Financial/Labor/Tax	645,930	638,450
Furniture	Financial/Labor/Tax/Civil	20,177	18,579
Vehicles and aircrafts	Financial/Tax	1,234	1,636
Others	Financial/Labor/Tax/Civil	80,858	73,640
		4,996,253	4,927,704

The Company is not allowed to assign these assets as collateral to other transactions or to sell them.

17.  INTANGIBLE

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Intangible assets are comprised of the following items:

	BR GAAP
	Parent company
	Weighted
	average
	amortization		Accumulated
	rate (% p.a.)	Cost	amortization	06.30.13	12.31.12
Goodwill	-	2,767,985	-	2,767,985	2,767,985
Outgrowers fidelization	12.50	9,871	(1,880)	7,991	6,869
Trademarks	-	1,173,000	-	1,173,000	1,173,000
Patents	16.51	3,722	(484)	3,238	3,418
Supplier relationship	42.00	135,000	(134,998)	2	2,752
Software	20.00	276,353	(141,345)	135,008	142,640
		4,365,931	(278,707)	4,087,224	4,096,664

	BR GAAP and IFRS
	Consolidated
	Weighted
	average
	amortization		Accumulated
	rate (% p.a.)	Cost	amortization	06.30.13	12.31.12
Non-compete agreement	2.44	426	(351)	75	394
Goodwill	-	3,102,582	-	3,102,582	3,083,263
Exclusivity agreement	100.00	558	(422)	136	452
Outgrowers fidelization	12.50	9,871	(1,880)	7,991	16,642
Trademarks	-	1,304,255	-	1,304,255	1,305,937
Patents	17.26	5,431	(1,514)	3,917	3,895
Customer relationship	7.71	181,956	(6,666)	175,290	181,803
Supplier relationship	42.00	147,461	(138,410)	9,051	4,743
Software	20.00	298,479	(142,928)	155,551	154,532
		5,051,019	(292,171)	4,758,848	4,751,661

The intangible assets rollforward is set forth below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP
	Parent company

	12.31.12	Additions	Write-offs	Transfers	06.30.13
Cost:
Goodwill:	2,767,985	-	-	-	2,767,985
Ava	49,368	-	-	-	49,368
Batavia	133,163	-	-	-	133,163
Cotochés	39,590	-	-	-	39,590
Eleva Alimentos	1,273,324	-	-	-	1,273,324
Heloísa	33,461	-	-	-	33,461
Incubatório Paraíso	656	-	-	-	656
Paraíso Agroindustrial	16,751	-	-	-	16,751
Perdigão Mato Grosso	7,636	-	-	-	7,636
Sadia	1,214,036	-	-	-	1,214,036
Outgrowers fidelization	8,204	1,667	-	-	9,871
Trademarks	1,173,000	-	-	-	1,173,000
Patents	3,722	-	-	-	3,722
Supplier relationship	135,000	-	-	-	135,000
Software	323,157	11	(60,331)	13,516	276,353
	4,411,068	1,678	(60,331)	13,516	4,365,931
Amortization:
Outgrowers fidelization	(1,335)	(545)	-	-	(1,880)
Patents	(304)	(180)	-	-	(484)
Supplier relationship	(132,248)	(2,750)	-	-	(134,998)
Software	(180,517)	(21,164)	60,331	5	(141,345)
	(314,404)	(24,639)	60,331	5	(278,707)
	4,096,664	(22,961)	-	13,521	4,087,224

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
					Exchange
	12.31.12	Additions	Write-offs	Transfers	rate variation	06.30.13
Cost:
Goodwill:	3,083,263	20,210	-	(3,201)	2,310	3,102,582
Ava	49,368	-	-	-	-	49,368
Avex	37,989	-	-	-	(420)	37,569
Batavia	133,163	-	-	-	-	133,163
Cotochés	39,590	-	-	-	-	39,590
Dánica	10,145	-	-	-	(768)	9,377
Eleva Alimentos	1,273,324	-	-	-	-	1,273,324
Federal Foods	-	20,210	-	-	2,349	22,559
Heloísa	33,461	-	-	-	-	33,461
Incubatório Paraíso	656	-	-	-	-	656
Paraíso Agroindustrial	16,751	-	-	-	-	16,751
Perdigão Mato Grosso	7,636	-	-	-	-	7,636
Plusfood	17,684	-	-	-	1,149	18,833
Quickfood	249,460	-	-	(3,201)	-	246,259
Sadia	1,214,036	-	-	-	-	1,214,036
Non-compete agreement	442	-	-	-	(16)	426
Exclusivity agreement	603	-	-	-	(45)	558
Outgrowers fidelization	18,791	1,667	-	(10,587)	-	9,871
Trademarks	1,305,937	-	-	(245)	(1,437)	1,304,255
Patents	5,107	27	-	251	46	5,431
Customer relationship	182,496	-	-	-	(540)	181,956
Supplier relationship	136,991	-	-	10,587	(117)	147,461
Software	336,956	10,079	(61,215)	13,510	(851)	298,479
	5,070,586	31,983	(61,215)	10,315	(650)	5,051,019
Amortization:
Non-compete agreement	(48)	(294)	-	-	(9)	(351)
Exclusivity agreement	(151)	(280)	-	-	9	(422)
Outgrowers fidelization	(2,149)	(545)	-	814	-	(1,880)
Patents	(1,212)	(285)	-	-	(17)	(1,514)
Customer relationship	(693)	(5,925)	-	-	(48)	(6,666)
Supplier relationship	(132,248)	(5,299)	-	(814)	(49)	(138,410)
Software	(182,424)	(21,397)	60,839	5	49	(142,928)
	(318,925)	(34,025)	60,839	5	(65)	(292,171)
	4,751,661	(2,042)	(376)	10,320	(715)	4,758,848

For the six month period ended June 30, 2013, Management did not identify any event that could indicate an impairment of such assets..

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

18.  LOANS AND FINANCING

	BR GAAP
	Parent company
		Weighted average			Non-
	Charges (% p.a.)	interest rate (% p.a.)	WAMT (1)	Current	current	06.30.13	12.31.12
Local currency
	FIXED RATE + TJLP + 4.38%
BNDES, FINEM, development bank credit	(FIXED RATE + TJLP + 4.13% on	6.65%
lines, other secured debts and financial lease	12.31.12)	(7.28% on 12.31.12)	2.7	317,525	850,444	1,167,969	1,390,617
	98.50% CDI + TJLP + 3.80%
	(102.21% CDI + TJLP + 3.80% on	7.91%
Export credit facility	12.31.12)	(7.91% on 12.31.12)	0.9	349,155	300,000	649,155	1,048,128
	5.50%	5.50%
Working capital	(5.66% on 12.31.12)	(5.66% on 12.31.12)	0.4	1,292,105	1,494	1,293,599	1,244,836
	FIXED RATE + IGPM + 1.25%
	(FIXED RATE + IGPM + 1.22% on	1.76%
Fiscal incentives	12.31.12)	(1.89% on 12.31.12)	10.9	5	12,802	12,807	12,401
Bonds	7.75%	7.75%	5.0	4,140	495,744	499,884	-
	IGPM + 4.90%	11.05%
PESA	(IGPM + 4.90% on 12.31.12)	(12.46% on 12.31.12)	6.8	1,511	194,257	195,768	193,938
				1,964,441	1,854,741	3,819,182	3,889,920
Foreign currency
	UMBNDES + 2.18%	5.75%
BNDES, FINEM, development bank credit	(UMBNDES + 2.22% on 12.31.12)	(5.78% on 12.31.12)
lines, other secured debts and financial lease	e.r. (US$ and other currencies)	e.r. (US$ and other currencies)	1.4	36,766	44,605	81,371	105,899
	LIBOR + FIXED RATE + 2.33%
	(LIBOR + FIXED RATE + CDI +	3.42%
	2.20% on 12.31.12)	(3.35% on 12.31.12)
Export credit facility	e.r. (US$ and other currencies)	e.r. (US$ and other currencies)	3.9	163,158	651,551	814,709	1,075,882
Advances for foreign exchange rate contracts	(0.62% + e.r. US$ on 12.31.12)	(0.62% + e.r. US$ on 12.31.12)	-	-	-	-	102,212
	5.11%	5.11%
	(5.88% on 12.31.12)	(5.88% on 12.31.12)
Bonds	e.r. US$	e.r. US$	5.1	12,903	2,652,453	2,665,356	1,531,036
				212,827	3,348,609	3,561,436	2,815,029
				2,177,268	5,203,350	7,380,618	6,704,949

(1) Weighted average maturity term (in years).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
		Weighted average			Non-
	Charges (% p.a.)	interest rate (% p.a.)	WAMT (1)	Current	current	06.30.13	12.31.12
Local currency
	FIXED RATE + TJLP + 4.38%
BNDES, FINEM, development bank credit	(FIXED RATE + TJLP + 4.13% on	6.65%
lines, other secured debts and financial lease	12.31.12)	(7.28% on 12.31.12)	2.7	317,525	850,444	1,167,969	1,390,617
	98.50% CDI + TJLP + 3.80%
	(102.21% CDI + TJLP + 3.80% on	7.91%
Export credit facility	12.31.12)	(7.91% on 12.31.12)	0.9	349,155	300,000	649,155	1,048,128
	5.50%	5.50%
Working capital	(5.66% on 12.31.12)	(5.66% on 12.31.12)	0.4	1,292,105	1,494	1,293,599	1,244,836
	FIXED RATE + IGPM + 1.25%
	(FIXED RATE + IGPM + 1.22% on	1.76%
Fiscal incentives	12.31.12)	(1.89% on 12.31.12)	10.9	5	12,802	12,807	12,401
Bonds	7.75%	7.75%	5.0	4,140	495,744	499,884	-
	IGPM + 4.90%	11.05%
PESA	(IGPM + 4.90% on 12.31.12)	(12.46% on 12.31.12)	6.8	1,511	194,257	195,768	193,938
				1,964,441	1,854,741	3,819,182	3,889,920
Foreign currency
	UMBNDES + 1.59%	8.31%
BNDES, FINEM, development bank credit	(UMBNDES + 2.15% on 12.31.12)	(6.08% on 12.31.12)
lines, other secured debts and financial lease	e.r. (US$ and other currencies)	e.r. (US$ and other currencies)	1.4	43,350	68,030	111,380	109,412
	LIBOR + FIXED RATE + 2.49%
	(LIBOR + FIXED RATE + CDI +	3.40%
	2.36% on 12.31.12)	(3.28% on 12.31.12)
Export credit facility	e.r. (US$ and other currencies)	e.r. (US$ and other currencies)	3.9	246,340	889,592	1,135,932	1,691,553
Advances for foreign exchange rate contracts	(0.62% + e.r. US$ on 12.31.12)	(0.62% + e.r. US$ on 12.31.12)	-	-	-	-	102,212
	19.21%	19.21%
	(21.25% on 12.31.12)	(21.25% on 12.31.12)
Working capital	e.r. ARS	e.r. ARS	0.3	130,722	-	130,722	117,808
	5.96%	5.96%
	(7.20% on 12.31.12)	(7.20% on 12.31.12)
Bonds	e.r. US$	e.r. US$	8.2	58,635	4,517,430	4,576,065	3,607,416
				479,047	5,475,052	5,954,099	5,628,401
				2,443,488	7,329,793	9,773,281	9,518,321

 (1) Weighted average maturity term (in years).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The main characteristics of loans and financing agreements entered by the Company were detailed disclosed in note 19 of financial statements for the year ended December 31, 2012.

18.1.    Bonds

Senior Notes BRF 2023: On May 15, 2013, BRF priced international offerings of (i) 10 (ten) year bonds in the aggregate amount of U.S.$500,000 (the “USD Bonds”), which will mature on May 22, 2023 (“Senior Notes BRF 2023”), issued with a coupon of 3.95% per year (yield to maturity 4.135%), payable semi-annually beginning on November 22, 2013 and (ii) 5 (five) year bonds in the aggregate amount of R$500,000 (the “BRL Bonds”) which will mature on May 22, 2018, issued with a coupon of 7.75% per year (yield to maturity 7.75%), payable semi-annually beginning as from November 22, 2013.

From the total amount raised in the USD Bonds (“Senior Notes BRF 2023”), US$150,000 was used in a operation denominated Exchange Offer to exchange a portion of debt of Sadia Overseas Bonds 2017 of US$250,000 and a portion of debt of BFF Notes 2020 of US$750,000 (“existing bonds”) by Senior Notes BRF 2023.

In the execution of the Exchange Offer, the Company mady payments of premium and incurred interest to the date of the closing of the transaction in the amounts of US$5,043 and US$31,008 to the Sadia Overseas Bonds 2017 and BFF Notes 2020 bondholders. The Company determined there was no substantial change in the terms of the existing bonus, therefore, the exchange transaction was recorded as a modification of a financial liability. The amounts of premium and interest paid and transaction costs will be amortized over the terms of Senior Notes BRF 2023, according to the requirements of CPC 38 (IAS 39).

BFF Notes: On January 28, 2010, BFF International Limited issued senior notes in the total amount of US$750,000, whose notes are guaranteed by BRF, with a nominal interest rate of 7.25% p.a. and effective rate of 7.31% p.a. maturing on January 28, 2020. On June 20, 2013, the amount of US$120,718 of these senior notes has exchanged by Senior Notes BRF 2023, and the remaining balance amounted US$629,282 as of June 30, 2013.

Sadia Bonds: In the total value of US$250,000, such bonds are guaranteed by BRF, with an interest rate of 6.88% p.a. and maturing on May 24, 2017. On June 20, 2013, the amount of US$29,282 of these senior notes has exchanged by Senior Notes BRF 2023, and the remaining balance amounted US$220,718 as of June 30, 2013.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

18.2.    Loans and financing maturity schedule

The maturity schedule of the loans and financing balance is as follow:

	BR GAAP	BR GAAP and IFRS
	Parent company	Consolidated
	06.30.13	06.30.13
2013	1,335,558	1,555,908
2014	1,268,745	1,337,807
2015	242,843	260,171
2016	173,775	173,775
2017 onwards	4,359,697	6,445,620
	7,380,618	9,773,281

18.3.    Guarantees

	BR GAAP		BR GAAP and IFRS
	Parent company			Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Total of loans and financing	7,380,618	6,704,949	9,773,281	9,518,321
Mortgage guarantees	1,191,930	1,405,735	1,191,930	1,405,735
Related to FINEM-BNDES	703,322	900,226	703,322	900,226
Related to FNE-BNB	353,287	361,144	353,287	361,144
Related to tax incentives and other	135,321	144,365	135,321	144,365
Statutory lien on assets acquired with financing	59,390	91,079	61,392	91,079
Related to FINEM-BNDES	3,058	5,209	3,058	5,209
Related to financial lease	56,332	85,870	58,334	85,870

The Company is the guarantor of a loan obtained by Instituto Sadia de Sustentabilidade with the BNDES. The loan was obtained with the purpose of allowing the implementation of biodigestors in the properties of the outgrowers which take part in the Company’s integration system, targeting the reduction of the emission of Greenhouse Gases. The value of these guarantees on June 30, 2013, totaled R$66,569 (R$72,123 as of December 31, 2012).

The Company is guarantor of loans related to a special program, which aimed the local development of outgrowers in the central region of Brazil. The proceeds of such loans shall be utilized to improve farm conditions and will be paid in 10 years, taking as collateral the land and equipment acquired by the outgrowers though this program.  The total of guarantee as of June 30, 2013, amounted to R$404,444 (R$441,077 as of December 31, 2012).

On June 30, 2013, the Company entered into financial guarantees agreements in the amount of R$1,366,648 (R$1,234,215 as of December 31, 2012) offered mainly in litigation on which the Company is discussing the use of tax credits. These guarantees have an average cost of 0.95% p.a. (0.87% p.a. as of December 31, 2012).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

18.4.    Commitments

In the normal course of the business, the Company enters into agreements with third parties which are mainly related to the purchase of raw materials, such as corn, soymeal and hog, where the agreed prices can be fixed or to be fixed. The agreements consider the market value of the commodities on the date of these quarterly financial information and the amounts are set forth below:

	BR GAAP	BR GAAP and IFRS
	Parent company	Consolidated
	06.30.13	06.30.13
2013	1,274,013	1,274,172
2014	1,181,858	1,181,877
2015	456,041	456,041
2016	445,645	445,645
2017 onwards	1,368,116	1,368,116
	4,725,673	4,725,851

The Company entered into leasing agreements denominated “built to suit” in which the real state will be build by third parties. The agreements terms are 10 years from the signing date as well as the charge of rent expenses. If the Company defaults on its obligations, it will be subject to fines and/or rent falling due, according to each contract.

The schedule of future payments related to the built to suit agreements is set forth below:

BR GAAP and IFRS
Parent company and
Consolidated
06.30.13
2013	450
2014	900
2015	900
2016	900
2017 onwards	5,850
9,000

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The decrease in the estimate of future payments of R$203,128 on December 31, 2012 to R$9,000 on June 30, 2013, is due to the conclusion of the construction of the distribution center in the city of Salvador (State of Bahia) and the building of the administrative services center located in the city of Curitiba (State of Paraná), which were recorded as finance leases, see note 21.2.

19.  ACCOUNTS PAYABLE

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Domestic suppliers
Third parties	2,709,519	2,890,875	2,711,546	2,890,879
Related parties	7,272	10,722	7,272	10,637
	2,716,791	2,901,597	2,718,818	2,901,516
Foreign suppliers
Third parties	206,371	231,065	457,261	479,730
Related parties	3,819	2,802	200	-
	210,190	233,867	457,461	479,730
	2,926,981	3,135,464	3,176,279	3,381,246

Accounts payable to suppliers are not subject to interest charges and are generally settled in average within 38 days.

The information on accounts payable involving related parties is presented in note 28. The consolidated trade accounts payable refer to transactions with the affiliated UP! in the domestic market and with the joint venture Federal Foods in the foreign market.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

20.  OTHER FINANCIAL ASSETS AND LIABILITIES

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	12.31.12	06.30.13	12.31.12
Derivative financial instruments
Cash flow hedge
Assets
Non-deliverable forward (NDF)	296	28,489	296	28,489
Currency option contracts	1,966	-	1,966	-
Fixed exchange rate contracts	-	2,080	-	2,080
Exchange rate contracts (Swap)	1,249	2,119	1,249	2,119
	3,511	32,688	3,511	32,688
Liabilities
Non-deliverable forward (NDF)	(118,585)	(66,226)	(118,585)	(66,226)
Currency option contracts	(5,216)	-	(5,216)	-
Fixed exchange rate contracts	(7,518)	-	(7,518)	-
Exchange rate contracts (Swap)	(185,221)	(125,851)	(225,158)	(180,747)
	(316,540)	(192,077)	(356,477)	(246,973)

Derivatives not designated as hedge accounting
Assets
Non-deliverable forward (NDF)	-	-	2,721	396
Live cattle forward contracts	-	57	-	57
Live cattle option contracts	5	59	5	59
Dollar future contracts	1,284	-	1,284	-
	1,289	116	4,010	512
Liabilities
Non-deliverable forward (NDF)	-	-	(54)	-
Live cattle forward contracts	(36)	-	(36)	-
Live cattle option contracts	(465)	(49)	(465)	(49)
Exchange rate contracts (Swap)	(6,845)	(5,609)	(6,845)	(5,609)
Dollar future contracts	-	(782)	-	(782)
Live cattle future contracts	(347)	(7)	(347)	(7)
	(7,693)	(6,447)	(7,747)	(6,447)
Current assets	4,800	32,804	7,521	33,200
Current liabilities	(324,233)	(198,524)	(364,224)	(253,420)

The collaterals given in the transactions presented above are disclosed in note 7.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

21.  LEASES

The Company is the lessee in several contracts, which can be classified as operating or finance lease.

21.1.   Operating lease

The minimum future payments of operating lease agreements not cancelable, in total and for each of the following years, are presented below:

	BR GAAP	BR GAAP and IFRS
	Parent company	Consolidated
	06.30.13	06.30.13
2013	36,193	37,212
2014	57,461	58,197
2015	34,375	34,473
2016	30,681	30,747
2017 onwards	147,050	147,133
	305,760	307,762

On June 30, 2013, the payments of lease agreements recognized as expense in the current period amounted to R$120,386 (R$46,988 as of June 30, 2012) in the parent company and R$134,012 in the consolidated (R$117,381 as of June 30, 2012).

21.2.   Finance lease

The leased assets are presented below:

	BR GAAP
	Parent company
	Weighted average interest rate (% p.a.) (1)	06.30.13	12.31.12
Cost
Machinery and equipment		30,912	21,098
Software		22,108	22,108
Vehicles		139,577	135,660
Land		16,462	389
Buildings (2)		110,516	14,999
		319,575	194,254

Accumulated depreciation
Machinery and equipment	19.41	(5,149)	(9,218)
Software	20.00	(6,703)	(4,492)
Vehicles	14.20	(27,490)	(16,969)
Buildings	12.41	(3,112)	(154)
		(42,454)	(30,833)
		277,121	163,421

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
	Weighted average interest rate (% p.a.) (1)	06.30.13	12.31.12
Cost
Machinery and equipment		42,632	21,098
Software		22,108	22,108
Vehicles		139,577	135,660
Land		16,462	389
Buildings (2)		110,516	14,999
		331,295	194,254

Accumulated depreciation
Machinery and equipment	19.41	(14,371)	(9,218)
Software	20.00	(6,703)	(4,492)
Vehicles	14.20	(27,490)	(16,969)
Buildings	12.41	(3,112)	(154)
		(51,676)	(30,833)
		279,619	163,421

(1)     The period of depreciation of leased assets corresponds to the lower amount between term of the contract and the life of the asset, as determined by CVM Deliberation 645/10.

(2)     The increase is due to the conclusion of construction of distribution center located in the city of Salvador (State of Bahia) and the building of Administrative Services Center located in the city of Curitiba (State of Paraná).

The future minimum payments required are segregated as follows, and were recorded as current and non-current liabilities:

	BR GAAP and IFRS
	Parent Company
	06.30.13
	Present value of		Minimum future
	minimum payments(1)	Interest	payments (2)
2013	38,290	1,961	40,251
2014	43,592	8,270	51,862
2015	21,732	8,141	29,873
2016	18,582	7,808	26,390
2017 onwards	93,113	50,935	144,048
	215,309	77,115	292,424

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
	06.30.13
	Present value of		Minimum future
	minimum payments (1)	Interest	payments (2)
2013	39,250	2,113	41,363
2014	44,129	8,589	52,718
2015	21,808	8,184	29,992
2016	18,704	7,864	26,568
2017 onwards	93,113	50,935	144,048
	217,004	77,685	294,689

(1)     Comprises the amount of R$55,723 related to financial lease of vehicles which are recorded on loans and financing.

(2)     Comprises the amount of R$57,794 related to financial lease of vehicles which are recorded on loans and financing.

22.  SHARE BASED PAYMENT

The rules for the stock options plan granted to Company’s executive, were disclosed in the annual financial statements for the year ended December 31, 2012 (see note 23) and has not changed during this period.

The breakdown of the outstanding granted options is presented as follows:

Date			Quantity		Price of converted share (1)		Share price (1)
	Beginning	End of the	Options	Outstanding
Grant date	of the year	year	granted	options	Granting date	Updated IPCA	at 06.30.13
05/03/10	05/02/11	05/02/15	1,540,011	686,921	23.44	28.05	48.45
07/01/10	06/30/11	06/30/15	36,900	36,900	24.75	27.58	48.45
05/02/11	05/01/12	05/01/16	2,463,525	1,849,899	30.85	34.66	48.45
05/02/12	05/01/13	05/01/17	3,708,071	3,228,267	34.95	37.36	48.45
05/02/13	05/01/14	05/01/18	3,490,201	3,490,201	46.86	47.03	48.45
			11,238,708	9,292,188

(1)     Amounts in Brazilian Reais.

The rollforward of the outstanding granted options for the six month period ended June 30, 2013 is presented as follows:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

BR GAAP and IFRS
Consolidated
Quantity of outstanding options as of December 31, 2012	6,617,581
Issued - grant of 2013	3,490,201
Exercised - grant of 2012	(234,705)
Exercised - grant of 2011	(336,731)
Exercised - grant of 2010	(176,669)
Canceled
Grant of 2012	(67,489)
Quantity of outstanding options as of June 30, 2013	9,292,188

The weighted average strike prices of the outstanding options is R$39.73 (thirty nine Brazilian Reais and seventy three cents) and the weighted average of the remaining contractual term is 47 months.

The Company presented in shareholders’ equity the fair value of the options in the amount of R$56,388 (R$45,464 as of December 31, 2012). In the statement of income for the six month period ended June 30, 2013 the amount recognized as expense was R$10,924 (expense of R$8,735 as of June 30, 2012).

During the six month period ended June 30, 2013, the Company’s executives exercised  748,105 shares, with an average price of R$33.60 (thirty three Brazilian Reais and sixty cents) totaling R$25,137. In order to comply with this commitment, the Company utilized treasury shares with an acquisition cost of R$21.63 (twenty one Brazilian Reais and sixty three cents), recording a gain in the amount of R$8,956 as capital reserve.

The fair value of the stock options was measured using the Black-Scholes pricing model, as disclosed in the annual financial statements for the year ended December 31, 2012 (note 23). There is no change in the methodology adopted during the three month period ended June 30, 2013.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

23.  SUPPLEMENTARY RETIREMENT PLAN AND OTHER BENEFITS TO EMPLOYEES

The Company offers supplementary retirement plans and other benefits to its employees. The characteristics of the supplementary retirement plans, as well as of the other employee benefits, were disclosed in the annual financial statements for the year ended December 31, 2012 (note 24) and have not been changed during this period.

The actuarial liabilities and the related effects in the statement of income are presented below:

	BR GAAP and IFRS
	Consolidated
	Liabilities		Statement of income
	06.30.13	12.31.12	06.30.13	06.30.12
Retirement supplementary plan - BFPP (1)	-	-	(7,907)	(7,197)
Retirement supplementary plan - FAF (2)	-	-	15,075	24,930
Medical assistance	96,010	92,408	(3,602)	(6,443)
Penalty F.G.T.S. (3)	160,631	150,715	(9,916)	(8,954)
Reward for working time	43,163	40,483	(2,680)	(2,403)
Other	21,148	20,240	(908)	(2,269)
	320,952	303,846	(9,938)	(2,336)
Current	18,390	17,414
Non-current	302,562	286,432

(1)       BFPP – Brasil Foods Pension Plan

(2)       FAF – Attilio Francisco Xavier Fontana Foundation

(3)       F.G.T.S. – Government Severance Indemnity Fund for employees

24.  PROVISION FOR TAX, CIVIL AND LABOR RISK

The Company and its subsidiaries are involved in certain legal proceedings arising from the regular course of business, which include civil, administrative, tax, social security and labor lawsuits.

The Company classifies the risk of unfavorable decisions in the legal suits as “probable”, “possible” or “remote”. The provision recorded relating to such lawsuits is determined by the Company’s Management, based on the legal opinion of advisors and reasonably reflect the estimated probable losses.

The Company’s Management believes that the provisions for tax, civil and labor contingencies, accounted for according to CVM Deliberation No. 594/09, is sufficient to cover eventual losses related to its legal lawsuits, as presented below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

24.1.    Contingencies for probable losses

The rollforward of the provisions for tax, civil and labor risks is summarized below:

	BR GAAP
	Parent company
					Price index
	12.31.12	Additions	Reversals	Payments	update	06.30.13
Tax	175,888	36,210	(4,953)	(9,956)	4,485	201,674
Labor	118,723	114,249	(42,092)	(65,023)	3,802	129,659
Civil, commercial and other	50,354	23,673	(11,937)	(17,677)	1,144	45,557
Contingent liabilities	558,060	-	(1,018)	-	-	557,042
	903,025	174,132	(60,000)	(92,656)	9,431	933,932
Current	163,798					92,069
Non-current	739,227					841,863

	BR GAAP and IFRS
	Consolidated
					Price index	Exchange
	12.31.12	Additions	Reversals	Payments	update	rate variation	06.30.13
Tax	179,542	36,210	(6,956)	(9,956)	4,485	(6)	203,319
Labor	134,443	116,773	(42,557)	(67,025)	3,802	675	146,111
Civil, commercial and other	50,371	23,673	(11,937)	(17,677)	1,144	-	45,574
Contingent liabilities	570,473	-	(1,018)	-	-	(932)	568,523
	934,829	176,656	(62,468)	(94,658)	9,431	(263)	963,527
Current	173,916						98,110
Non-current	760,913						865,417

24.2.    Contingencies classified as a risk of possible loss

The Company is involved in other labor and social security, civil and tax lawsuits, which the expected loss evaluated by management and supported by legal advisors is classified as possible, and therefore, no provision has been recognized. Tax lawsuits totaled R$7,192,282 (R$6,582,085 as of December 31, 2012), from which R$551,044 (R$552,060 as of December 31, 2012) were recorded at the estimated fair value resulting from business combinations with Sadia, Avex and Dánica as determined by paragraph 23 of CVM Deliberation No. 665/11, presented in the table of item 25.1. The main natures of these contingencies were properly disclosed in the annual financial statements for the year ended December 31, 2012 (note 25.2).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

25.  SHAREHOLDERS’ EQUITY

25.1.    Capital stock

On June 30, 2013 and December 31, 2012, the capital subscribed and paid by the Company was R$12,553,417,953.36 (twelve billion, five hundred and fifty three million, four hundred and seventeen thousand, nine hundred and fifty three Brazilian Reais and thirty six cents), composed of 872,473,246 shares of common stock without par value.  The realized value of the capital stock in the balance sheet is net of the expenses with public offering in the amount of R$92,947.

The Company is authorized to increase the capital stock, irrespective of amendments to the bylaws, up to the limit of 1,000,000,000 shares of common stock, in book-entry form, and without par value.

25.2.    Interest on shareholders’ equity and dividends

On June 18, 2013, in the Board of Directors Extraordinary Meeting was approved the payment pf R$359,000 related to interest on shareholder’s equity to be paid on August 15, 2013.

On February 15, 2013 the payment of R$174,750 was made related to the interest on shareholders’ equity proposed by the Management on December 20, 2012 and approved in the Shareholders Ordinary and Extraordinary Meeting on April 9, 2013. In the same meeting a distribution of dividends was approved in the amount of R$45,300, to be paid on April 30, 2013.

25.3.    Breakdown of capital stock by nature

	BR GAAP and IFRS
	Consolidated
	06.30.13	12.31.12
Common shares	872,473,246	872,473,246
Treasury shares	(1,651,230)	(2,399,335)
Outstanding shares	870,822,016	870,073,911

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

25.4.    Rollforward of outstanding shares

	BR GAAP and IFRS
	Consolidated
	Quantity of outstanding of shares
	06.30.13	12.31.12
Shares at the beggining of the period	870,073,911	869,453,804
Sale of treasury shares	748,105	620,107
Shares at the end of the period	870,822,016	870,073,911

25.5.    Treasury shares

The Company has 1,651,230 shares in treasury, with an average cost of R$21.63 (twenty one Brazilian Reais and sixty three cents) per share, with a market value corresponding to R$80,002. The reduction of 748,105 in the number of treasury shares occurred due the options exercised by the Company’s executives.

26.  EARNING PER SHARE

	06.30.13	06.30.12
Basic numerator
Net income for the period attributable to BRF shareholders	566,972	159,586

Basic denominator
Common shares	872,473,246	872,473,246
Weighted average number of outstanding shares - basic (except treasury shares)	870,346,975	869,469,377
Net earnings per share basic - R$	0.65143	0.18354

Diluted numerator
Net income for the period attributable to BRF shareholders	566,972	159,586

Diluted denominator
Weighted average number of outstanding shares - basic (except treasury shares)	870,346,975	869,469,377
Number of potential shares (stock options)	859,155	216,220
Weighted average number of outstanding shares - diluted	871,206,130	869,685,597
Net earnings per share diluted - R$	0.65079	0.18350

On June 30, 2013, all of the 9,292,188 outstanding options granted to the Company’s executives were considered in the calculation of the diluted earnings per share due to the fact that the strike price was lower than the average market price.

27.  GOVERNMENT GRANTS

The Company has tax benefits related to ICMS for investments granted by the governments of the States of Goiás, Pernambuco, Mato Grosso and Bahia. Such incentives are directly associated to the manufacturing facilities operations, job generation and to the economic and social development in the respective states, being accounted for as a reserve for tax incentives in the shareholders’ equity.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

As of June 30, 2013, the amount related to this incentive totaled R$59,381 (R$67,431 as of December 31, 2012).

28.  RELATED PARTIES – PARENT COMPANY

Within the Company’s business operations context, rights and obligations arise between related parties, resulting from transactions of purchase and sale of products, loans agreed on normal conditions of market for similar transactions, based on contracts.

All the relationships between the Company and its subsidiaries were disclosed irrespective of the existence or not of transactions between these parties.

All the transactions and balances among the companies were eliminated in the consolidation and refer to commercial and/or financial transactions.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

28.1.      Transactions and balances

The balances of the assets and liabilities are demonstrated below:

	Balance sheet
	06.30.13	12.31.12
Accounts receivable
UP! Alimentos Ltda.	1,101	898
Perdigão Europe Ltd.	273,629	162,943
Perdigão International Ltd.	549,544	329,714
BRF Global GmbH	176,199	-
Wellax Foods Logistics C.P.A.S.U. Lda.	634,916	685,488
Sadia Uruguai S.A.	2,847	4,188
Sadia Chile S.A.	15,633	14,860
Avex S.A.	-	5,059
Sadia Alimentos S.A.	13,533	22,994
	1,667,402	1,226,144
Dividends and interest on the shareholders' equity receivable
Avipal S.A. Construtora e Incorporadora	5	5
UP! Alimentos Ltda. (1)	21,831	-
	21,836	5

(1) Recorded in other accounts receivable.

Loan contracts
Perdigão International Ltd.	(6,056)	(4,553)
Highline International Ltd.	(4,041)	(3,727)
Establecimiento Levino Zaccardi y Cia. S.A.	5,163	4,762
	(4,934)	(3,518)
Trade accounts payable
Wellax Foods Logistics C.P.A.S.U. Lda.	158	146
Sadia Uruguai S.A.	205	154
Avex S.A.	911	-
Sadia Chile S.A.	-	9
UP! Alimentos Ltda.	7,272	10,722
Perdigão International Ltd.	2,472	2,423
Sadia Alimentos S.A.	73	70
	11,091	13,524

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Advance for future capital increase
PSA Laboratório Veterinário Ltda.	100	100
	100	100
Other rights and obligations
BFF International Ltd.	1,208	971
Avex S.A.	15,466	11,133
UP! Alimentos Ltda.	2,909	3,164
Establecimiento Levino Zaccardi y Cia S.A.	1,399	1,294
Sino dos Alpes Alimentos Ltda.	(5,174)	(5,174)
Perdigão International Ltd. (1)	(1,609,227)	(1,924,823)
Wellax Foods Logistics C.P.A.S.U. Lda. (1)	(931,861)	(1,333,538)
Sadia Uruguai S.A.	-	(471)
PSA Laboratório Veterinário Ltda.	(41)	(344)
Avipal Centro Oeste S.A.	(38)	(38)
K&S Alimentos S.A.	(195)	-
	(2,525,554)	(3,247,826)

(1) The amount corresponds to advances for export pre-payment.

	Statement of income
	06.30.13	06.30.12
Revenue
UP! Alimentos Ltda.	5,463	1,607
K & S Alimentos Ltda.	122	-
Perdigão Europe Ltd.	332,086	326,801
Perdigão International Ltd.	2,098,808	1,621,124
BRF Global GmbH	153,294	-
Wellax Foods Logistics C.P.A.S.U. Lda.	2,092,615	-
Sadia Uruguai S.A.	5,611	-
Sadia Chile S.A.	30,281	-
Sadia Alimentos S.A.	13,834	-
Sadia S.A. (1)	-	707,022
	4,732,114	2,656,554

(1) Wholly-owned subsidiary merged into BRF on December 31, 2012.

Financial results, net
Perdigão Trading S.A.	-	(38)
Perdigão International Ltd.	(34,578)	(37,790)
Wellax Foods Logistics C.P.A.S.U. Lda.	(31,333)	-
	(65,911)	(37,828)

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	Acquisitons of the period
	06.30.13	06.30.12
UP! Alimentos Ltda.	(73,883)	(65,379)
K&S Alimentos S.A.	(45,494)	-
Avex S.A.	(3,143)	-
Quickfood S.A.	(6,695)	-
Sadia Uruguai S.A.	(79)	-
Establecimiento Levino Zaccardi y Cia. S.A.	(1,969)	(2,933)
Sadia S.A. (1)	-	(667,767)
Sino dos Alpes Alimentos Ltda.	-	(5,174)
Heloísa Ltda.	-	(19,064)
	(131,263)	(760,317)

(1) Wholly-owned subsidiary merged into BRF on December 31, 2012.

All the companies listed above are controlled by BRF, except for UP! Alimentos Ltda. and K&S which are affiliated company.

The Company entered into loan agreements with Instituto Perdigão de Sustentabilidade. On June 30, 2013, the total receivable is R$11,257 (R$9,031 as of December 31, 2012), being remunerated at interest rate of 12% p.a.

The Company also recorded a liability in the amount of R$8,648 (R$16,018 as of December 31, 2012) related to the fair value of the guarantees offered to BNDES concerning a loan made by the Instituto Sadia de Sustentabilidade.

Due to the acquisition of biodigesters from Instituto Sadia de Sustentabilidade, as of June 30, 2013, the Company recorded a liability in the amount of R$57,921 within other obligations (R$57,921 as of December 31, 2012) with this entity.

The parent company and its subsidiaries carry out intercompany loans. Below is a summary of the balances and rates charged for the transactions which corresponding balance is above R$10,000 on the date of these quarterly financial information:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Counterparty		Balance	Interest
Creditor	Debtor	06.30.13	rate
BFF International Ltd.	Perdigão International Ltd.	951,781	8.0% p.a.
Sadia Overseas Ltd.	Wellax Food Comércio	478,029	7.0% p.a.
BFF International Ltd.	Wellax Food Comércio	314,517	8.0% p.a.
Sadia International Ltd.	Wellax Food Comércio	133,544	1.5% p.a.
BRF GmbH	Plusfood Holland B.V.	112,091	3.0% p.a.
Plusfood Holland B.V.	Plusfood B.V.	65,574	3.0% p.a.
BRF GmbH	BRF Foods LLC	40,411	7.0% p.a.
Wellax Food Comércio	BRF GmbH	22,563	1.5% p.a.
BRF GmbH	Qualy B.V.	17,435	1.5% p.a.
BRF GmbH	BRF Global GmbH	13,005	1.5% p.a.
Plusfood Holland B.V.	BRF GmbH	11,264	1.5% p.a.

28.2.    Other related parties

The Company leased properties owned by FAF. For the six month period ended June 30, 2013 the amount paid as rent amounted to R$3,071 (R$5,225 as of June 30, 2012). The rent value was set based on market conditions.

28.3.    Granted guarantees

All granted guarantees on behalf of related parties were disclosed in note 18.3.

28.4.    Management remuneration

The management key personnel includes the directors and officers, members of the executive committee and the head of internal audit. On March 31, 2013, there were 25 professionals (25 professionals as of December 31, 2012).

The total remuneration and benefits paid to these professionals is demonstrated below:

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

	BR GAAP and IFRS
	Consolidated
	06.30.13	06.30.12
Salary and profit sharing	12,148	25,061
Short term benefits of employees (1)	690	683
Post-employment benefits	80	60
Termination benefits	607	318
Stock-based payment	4,101	3,638
	17,626	29,760

(1) Comprises medical assistance, educational expenses and other.

29.  NET SALES

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	06.30.12	06.30.13	06.30.12
Gross sales
Domestic sales	7,494,055	3,346,986	7,502,275	7,130,362
Foreign sales	5,623,881	2,330,921	6,799,730	5,310,599
Dairy products	1,593,080	1,520,995	1,593,514	1,589,693
Food service	804,335	324,729	835,052	802,031
	15,515,351	7,523,631	16,730,571	14,832,685
Sales deductions
Domestic sales	(1,304,634)	(545,557)	(1,304,462)	(1,183,171)
Foreign sales	(46,709)	(216)	(340,845)	(132,177)
Dairy products	(241,066)	(233,625)	(241,069)	(241,991)
Food service	(99,417)	(41,989)	(109,852)	(96,097)
	(1,691,826)	(821,387)	(1,996,228)	(1,653,436)
Net sales
Domestic sales	6,189,421	2,801,429	6,197,813	5,947,191
Foreign sales	5,577,172	2,330,705	6,458,885	5,178,422
Dairy products	1,352,014	1,287,370	1,352,445	1,347,702
Food service	704,918	282,740	725,200	705,934
	13,823,525	6,702,244	14,734,343	13,179,249

The increase in the parent company balances is due to the merger of the wholly-owned subsidiaries Sadia S.A. and Heloísa Ind. e Com. de Prod Lácteos Ltda., occurred on December 31, 2012.

30.  RESEARCH AND DEVELOPMENT COSTS

Consists of expenditures on internal research and development of new products, recognized when incurred in the statement of income. The total expenditure with research and development for the six month period ended June 30, 2013, amounted to R$16,998 in the parent company and in the consolidated (R$12,126 in the parent company and R$15,255 in the consolidated as of June 30, 2012).

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

31.  EXPENSES WITH EMPLOYEE’S REMUNERATION

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	06.30.12	06.30.13	06.30.12
Salaries and social charges	1,315,130	656,962	1,481,011	1,367,034
Social security cost (1)	169,205	178,472	178,323	356,701
Government severance indemnity fund for employees,
guarantee fund for length of service	102,305	50,135	103,685	98,956
Medical assistance and ambulatory care	58,796	19,401	61,127	55,767
Retirement supplementary plan	7,621	4,426	7,907	7,197
Employees profit sharing (2)	76,011	(40,684)	80,318	18,935
Other benefits	280,019	132,012	294,842	267,241
Provision for labor risks	71,100	30,315	72,446	60,352
	2,080,187	1,031,039	2,279,659	2,232,183

(1) The reduction of the balance refers to the application of the Provisional Measure No. 563/12 enacted in January, 2013 (partial payroll exemption), when such expenses started to be accounted for as sales deduction.

(2) The credit balance for the six month period ended June 30, 2012 refers to the reversal of the provision for the employees profit sharing for the fiscal year of 2011 net of R$51,822 of expenses from the current period.

The increase in the parent company balances is due to the merger of the wholly-owned subsidiaries Sadia S.A. and Heloísa Ind. e Com. de Prod. Lácteos Ltda., occurred on December 31, 2012.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

32.  OTHER OPERATING INCOME (EXPENSES), NET

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	06.30.12	06.30.13	06.30.12
Income
Recovery of expenses	26,709	4,764	31,772	5,633
Employees benefits	15,075	-	15,075	24,930
Insurance indemnity	12,421	2,633	13,244	12,974
Provision reversal	8,167	58,122	8,167	29,333
Net income from the transfer of Carambeí plant	-	64,817	-	64,817
Other	6,380	894	8,450	11,860
	68,752	131,230	76,708	149,547
Expenses
Employees profit sharing	(76,011)	(11,139)	(80,318)	(18,935)
Idleness costs (1)	(34,401)	(29,042)	(34,408)	(56,191)
Provision for tax risks	(30,134)	(5,644)	(28,982)	(10,561)
Insurance claims costs	(18,485)	(12,422)	(18,739)	(23,953)
Net losses from the disposal of property, plant and
equipment	(26,253)	(11,611)	(18,212)	(13,127)
Other employees benefits	(17,106)	(8,850)	(17,106)	(20,069)
Stock options plan	(10,924)	(8,735)	(10,924)	(8,735)
Management profit sharing	(9,806)	(1,922)	(9,806)	(1,922)
Provision for civil and labor risks	(7,786)	(2,267)	(7,786)	(5,462)
Net loss from the execution of TCD	-	(101,583)	-	(69,339)
Other	(12,689)	(5,557)	(37,044)	(21,433)
	(243,595)	(198,772)	(263,325)	(249,727)
	(174,843)	(67,542)	(186,617)	(100,180)

(1) Idleness cost includes depreciation expense in the amount of R$17,674 and R$17,974 for the six month periods ended June 30, 2013 and June 30, 2012, respectively.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

33.  FINANCIAL INCOME (EXPENSES), NET

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	06.30.12	06.30.13	06.30.12
Financial income
Gains on the translation of foreign investments	-	-	373,972	363,646
Exchange rate variation on other assets	169,669	51,919	120,063	93,998
Interest on other assets	33,852	20,597	41,131	23,463
Interests on financial assets classified as:	15,579	15,619	35,677	44,387
Available for sale	-	-	16,643	7,309
Held to maturity	8,198	-	11,254	9,176
Held for trading	7,381	15,619	7,780	27,902
Exchange rate variation on marketable securities	9,745	8,278	18,949	15,187
Interest on marketable securities	10,843	3,588	12,314	6,828
Financial income on accounts payable	8,816	-	8,816	148
Interest income on loans to related parties	-	400	615	2,052
Exchange rate variation on other liabilities	-	47,411	-	80,819
Gains on derivative transactions	-	16,262	-	11,013
Other	16,483	692	19,128	17,227
	264,987	164,766	630,665	658,768
Financial expenses
Interest on loans and financing	(174,561)	(88,534)	(250,830)	(229,284)
Exchange rate variation on other liabilities	(223,401)	(226,500)	(240,143)	(382,065)
Losses on the translation of foreign investments	-	-	(203,385)	(242,433)
Exchange rate variation on loans and financing	(187,346)	(33,599)	(189,363)	(76,211)
Interest on other liabilities	(54,552)	(13,205)	(68,761)	(31,575)
Losses on derivative transactions	(13,804)	(17,159)	(16,143)	(12,959)
Exchange rate variation on other assets	-	(1,314)	-	(13,979)
Exchange rate variation on marketable securities	-	(697)	-	(5,376)
Interest expenses on loans to related parties	(65,295)	(37,828)	-	-
Financial expenses on accounts payable	-	(3,016)	-	-
Other	(15,477)	(6,955)	(22,781)	(27,326)
	(734,436)	(428,807)	(991,406)	(1,021,208)
	(469,449)	(264,041)	(360,741)	(362,440)

The information regarding interest on loans to related parties is presented in note 28.1. In the consolidated this interest refers to the transactions with Instituto de Sustentabilidade Perdigão.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

34.  STATEMENT OF INCOME BY NATURE

The Company has opted to disclose its statement of income by function and thus presents below the details by nature:

	BR GAAP		BR GAAP and IFRS
	Parent company		Consolidated
	06.30.13	06.30.12	06.30.13	06.30.12
Costs of sales
Costs of goods	7,642,380	4,203,333	8,083,254	7,356,847
Depreciation	469,808	199,445	482,470	420,215
Amortization	3,671	755	6,696	5,148
Salaries and employees benefits	1,398,332	753,779	1,509,079	1,557,194
Other	1,066,825	478,674	1,078,885	1,007,206
	10,581,016	5,635,986	11,160,384	10,346,610
Sales expenses
Depreciation	22,184	9,920	25,004	16,246
Amortization	520	102	874	621
Salaries and employees benefits	424,216	202,444	483,540	468,188
Direct logistics expenses	632,067	273,796	849,389	785,843
Other	685,094	315,983	783,370	743,521
	1,764,081	802,245	2,142,177	2,014,419
Administrative expenses
Depreciation	6,169	1,258	10,330	3,443
Amortization	20,448	11,337	26,455	16,909
Salaries and employees benefits	110,528	85,185	134,276	127,514
Fees	10,525	11,112	10,525	11,362
Other	11,090	(7,030)	39,605	20,997
	158,760	101,862	221,191	180,225

Other operating expenses (1)
Depreciation	17,674	13,866	17,675	14,538
Other	225,921	184,906	245,650	235,189
	243,595	198,772	263,325	249,727

(1) The composition of other operating expenses is presented in note 32.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

35.  INSURANCE COVERAGE – CONSOLIDATED

The Company adopts the policy of contracting insurance coverage for assets subject to risks in amounts sufficient to cover any claims, considering the nature of its activity.

		06.30.13
		Insured	Amount of
Assets covered	Coverage	amounts	coverage
	Fire, lightning, explosion, windstorm, deterioration of
	refrigerated products, breakdown of machinery, loss of
Inventories and property, plant and equipment	profit and other	25,030,792	1,191,511
Garantee	Judicial, traditional and customer garantees	753,572	753,600
National transport	Road risk and civil liability of cargo carrier	20,763,848	111,692
International transport	Transport risk during imports and exports	10,611,833	139,841
General civil liability for directors and officers	Third party complaints	29,979,799	1,436,774
Credit	Customer default	337,741	315,807

36.  NEW RULES AND PRONOUNCEMENTS RECENTLY ADOPTED

IAS 19 – Employee Benefits

In June 2011, the IASB revised IAS 19, which was fully adopted by CVM Deliberation No. 695/12. The Company had already adopted these changes, except for the segregation between short and long term of the liabilities since January 1, 2013.

IAS 27 – Separate Financial Statements

In May 2011, the IASB revised IAS 27. The change addresses issues related to investments in subsidiaries, jointly-controlled entities and associate companies, when an entity prepares separate financial statements. The revised standard is effective for annual reporting periods beginning on or after January 1, 2013. As disclosed in the annual financial statements for the year ended December 31, 2012, the Company does not prepare separate financial statements and thus there is no impact arising from these changes in this quarterly financial information.

IAS 28 – Investments in associates and joint ventures

In May 2011, the IASB revised IAS 28. The change addresses issues related to investments in associate companies and establishes the rules for using the equity accounting method for investments in associate companies and jointly-controlled entities. The revised standard is effective for annual reporting periods beginning on or after January 1, 2013. The Company had already adopted these changes, thus there is no impact in this quarterly financial information.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

IFRS 7 – Financial Instruments – Disclosures: Offsetting of Financial Assets and Liabilities

In December 2011, the IASB issued a revision of the rule establishing requirements for disclosure of compensation arrangements of financial assets and liabilities. This standard is effective for annual periods beginning on or after January 1, 2013. The Company does not have any compensation agreements related to financial assets and liabilities, thus there is no impact in this quarterly financial information.

IFRS 10 – Consolidated Financial Statements

In May 2011, the IASB issued IFRS 10. This standard provides the principles for the presentation and preparation of financial statements of the Consolidated Financial Statement when the entity controls one or more entities. The standard provides additional guidance to assist in determining control when there is doubt in the assessment. This standard is effective for annual reporting periods beginning on or after January 1, 2013. The Company had already adopted these changes, thus there is no impact in this quarterly financial information.

IFRS 11 – Joint Arrangements

In May 2011, the IASB issued IFRS 11. This standard deals with aspects related to the accounting treatment for jointly-controlled entities and joint operations. This standard also limit the use of proportional consolidation just for joint operations, and also establish the equity accounting method as the only method acceptable for joint ventures. This standard is effective for annual reporting periods beginning on or after January 1, 2013. There was no impact arising from the adoption of this standard, due to the fact that investments in jointly-controlled entities were not proportionally consolidated in the financial statements of the Company.

IFRS 12 – Disclosure of Interests in Other Entities

In May 2011, the IASB issued IFRS 12. This standard deals with aspects related to the disclosure of nature and risks related to interests owned in subsidiaries, jointly-controlled entities and associate companies. This standard is effective for annual reporting periods beginning on or after January 1, 2013. The Company's Management believes that the information disclosed in these quarterly financial information regarding the risks mentioned above is sufficient for the expected content regarding to quarterly financial information.

IFRS 13 – Fair Value Measurement

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

In May 2011, the IASB issued IFRS 13. This standard establishes fair value and consolidates in a single standard the aspects of fair value measurement and establishes the requirements of disclosure related to fair value. This standard is effective for annual reporting periods beginning on or after January 1, 2013. The Company's Management believes that those requirements were properly disclosed in the financial statements for the year ended December 31, 2012 and the disclosure considered relevant for quarterly financial information was maintained.

37.  NEW RULES AND PRONOUNCEMENTS NOT ADOPTED

The interpretations and amendments to the rules existent below, applicable to the following accounting periods, were published by IASB and it application to the financial statements of the Company to be filed with CVM (the Brazilian Securities Commission) only if there is a Deliberation by that agency, therefore, there was no anticipated adoption of these rules.

IFRS 9 – Financial Instruments

In October 2010, the IASB revised IFRS 9. The change of this standard addresses the first stage of the project of replacement of IAS 39. The date of application of this standard was extended to January 1, 2015. The Company is evaluating the impact of adopting this standard and any differences from IAS 39 in its consolidated financial statements.

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

38.  APPROVAL OF THE QUARTERLY FINANCIAL INFORMATION

The quarterly financial information was approved and its disclosure authorized by the Board of Directors on July 29, 2013.

BOARD OF DIRECTORS

Chairman	Abilio dos Santos Diniz
Vice-Chairman	Sérgio Ricardo Silva Rosa

Independent Member	Décio da Silva
Independent Member	José Carlos Reis de Magalhães Neto
Independent Member	Luiz Fernando Furlan
Independent Member	Manoel Cordeiro Silva Filho
Independent Member	Pedro de Andrade Faria
Independent Member	Walter Fontana Filho

Board Member	Carlos Fernando da Costa
Board Member	Luis Carlos Fernandes Afonso
Board Member	Paulo Assunção de Sousa

FISCAL COUNCIL / AUDIT COMITTEE

Chairman and Financial Specialist	Attílio Guaspari
Members	Decio Magno Andrade Stochiero
Members	Susana Hanna Stiphan Jabra

BOARD OF EXECUTIVE OFFICERS

Chief Executive Officer	José Antônio do Prado Fay

Vice President of Foreign Market	Antônio Augusto de Toni
Vice President of Food Service	Ely David Mizrahi
Vice President of Human Resources	Gilberto Antônio Orsato
Vice President of Local Market	José Eduardo Cabral Mauro
Vice President of Finance, Administration and Investor Relations	Leopoldo Viriato Saboya
Vice President of Supply Chain	Luiz Henrique Lissoni
Vice President of Strategy and M&A	Nelson Vas Hacklauer
Vice President of Operations and Technology	Nilvo Mittanck
Vice President of Corporate Affairs	Wilson Newton de Mello Neto

Marcos Roberto Badollato

Controller

Joloir Nieblas Cavichini

Accountant - CRC 1SP 257406/O-5

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

The shareholding position of the largest shareholders, management, members of the Board of Directors and Audit Committee of the Company is presented below (not reviewed):

	06.30.13		12.31.12
Shareholders	Quantity	%	Quantity	%
Major shareholders
Fundação Petrobrás de Seguridade Social - Petros (1)	105,530,869	12.10	106,616,230	12.22
Caixa de Previd. dos Func. Do Banco do Brasil (1)	106,404,122	12.20	106,355,822	12.19
Tarpon	68,667,090	7.87	69,988,490	8.02
BlackRock, Inc	44,776,961	5.13	44,776,961	5.13
Fundação Vale do Rio Doce de Seg. Social - Valia (1)	21,507,009	2.47	22,167,625	2.54
Fundação Sistel de Seguridade Social (1)	9,930,948	1.14	10,396,048	1.19
FAPES/BNDES	2,569,604	0.29	3,474,904	0.40
Management
Board of Directors	58,648,194	6.72	9,564,898	1.10
Executives	175,213	0.02	152,755	0.02
Treasury shares	1,651,230	0.19	2,399,335	0.28
Other	452,612,006	51.87	496,580,178	56.91
	872,473,246	100.00	872,473,246	100.00

(1) The pension funds are controlled by employees that participate in the respective companies.

(2) Investment fund held solely by the Fundação de Assistência e Previdência Social of BNDES-FAPES. The shares of common stock currently held by this fund are tied to the voting agreement signed by the Pension Funds.

The shareholding position of the controlling shareholders that belong to the voting agreement and/or holders of more than 5% of the voting stock is presented below (not reviewed):

	06.30.13		12.31.12
Shareholders	Quantity	%	Quantity	%
Fundação Petrobrás de Seguridade Social - Petros (1)	105,530,869	12.10	106,616,230	12.22
Caixa de Previd. dos Func. Do Banco do Brasil (1)	106,404,122	12.20	106,355,822	12.19
Tarpon	68,667,090	7.87	69,988,490	8.02
BlackRock, Inc	44,776,961	5.13	44,776,961	5.13
	325,379,042	37.30	327,737,503	37.56
Other	547,094,204	62.70	544,735,743	62.44
	872,473,246	100.00	872,473,246	100.00

(1) The pension funds are controlled by employees that participate in the respective companies.

(2) Investment fund held solely by the Fundação de Assistência e Previdência Social of BNDES-FAPES. The shares of common stock currently held by this fund are tied to the voting agreement signed by the Pension Funds.

The Company is bound to arbitration in the Market Arbitration Chamber, as established by the arbitration clause in the by-laws.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

INDEPENDENT AUDITOR’S REPORT ON REVIEW OF QUARTERLY FINANCIAL INFORMATION

The Shareholders and Officers

BRF S.A.

Itajaí - SC

Introduction

We have reviewed the accompanying individual and consolidated interim financial information of BRF S.A. (“Company”), contained in the Quarterly Information Form (ITR) for the quarter ended June 30, 2013, which comprise the balance sheet as at June 30, 2013 and the related statements of income and comprehensive income for the three and six month periods then ended, and changes in equity and cash flow for the six-month period then ended, including other explanatory information.

Management is responsible for the preparation of individual interim financial information in accordance with Accounting Pronouncement CPC 21 - Demonstração Intermediária (“CPC 21”) and the consolidated interim financial information in accordance with CPC 21 and International Accounting Standard IAS 34 - Interim Financial Reporting, issued by the International Accounting Standards Board (IASB), as well as for the presentation of this information in a manner consistent with the standards issued by the Brazilian Securities and Exchange Commission (CVM) applicable to the preparation of the Quarterly Information (ITR). Our responsibility is to express a conclusion on this interim financial information based on our review.

Scope of the review

We conducted our review in accordance with Brazilian and International Standards on Review Engagements (NBC TR 2410 - Revisão de Informações Intermediárias Executada pelo Auditor da Entidade) and ISRE 2410 - Review of Interim Financial Information Performed by the Independent Auditor of the Entity). A review of interim financial information consists of making inquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Brazilian and International Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Conclusion on the individual interim financial information

Based on our review, nothing has come to our attention that causes us to believe that the accompanying individual interim financial information included in the quarterly information referred to above is not prepared, in all material respects, in accordance with CPC 21 applicable to the preparation of quarterly financial information (ITR), consistently with the rules issued by the Brazilian Securities and Exchange Commission.

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ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

Conclusion on the consolidated interim financial information

Based on our review, nothing has come to our attention that causes us to believe that the accompanying consolidated interim financial information included in the quarterly information referred to above is not prepared, in all material respects, in accordance with CPC 21 and IAS 34, applicable to the preparation of quarterly financial information (ITR), consistently with the rules issued by the Brazilian Securities and Exchange Commission.

Other matters

Statements of value added

We have also reviewed the individual and consolidated statements of value added for the six-month period ended June 30, 2013, prepared under the responsibility of Company management, the presentation of which in the interim information is required by the rules issued by the Brazilian Securities and Exchange Commission (CVM) applicable to preparation of Quarterly Information, and considered as supplementary information under IFRS – International Financial Reporting Standards, which does not require the presentation of the statement of value added. These statements have been subject to the same review procedures previously described and, based on our review, nothing has come to our attention that causes us to believe that they are not prepared, in all material respects, in a manner consistent with the overall individual and consolidated interim financial information.

São Paulo, July 29, 2013.

ERNST & YOUNG TERCO

Auditores Independentes S.S.

CRC-SC-000048/F-0

Antonio Humberto Barros dos Santos

Contador CRC-1SP161745/O-3 S-SC

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

OPINION OF THE FISCAL COUNCIL

The Fiscal Council of BRF S.A., in fulfilling its statutory and legal duties, reviewed:

(i)     the conclusion issued by Ernst & Young Terco Auditores Independentes;

(ii)      the Management Report; and

(iii)  the quarterly financial information (parent company and consolidated) for the six month period ended on June 30, 2013.

Based on the documents reviewed and on the explanations provided, the members of the Fiscal Council, undersigned, issued an opinion for the approval of the financial information identified above.

São Paulo, July 29, 2013.

Attílio Guaspari

Chairman and Financial Expert

Decio Magno Andrade Stochiero

Fiscal Council Member

Susana Hanna Stiphan Jabra

Fiscal Council Member

(CONVENIENCE TRANSLATION INTO ENGLISH FROM THE ORIGINAL PREVIOUSLY ISSUED IN PORTUGUESE)

ITR – Quarterly Financial Information – June 30, 2013 – BRF S.A.

STATEMENT OF EXECUTIVE BOARD ON THE QUARTERLY FINANCIAL INFORMATION AND INDEPENDENT AUDITOR’S REPORT ON REVIEW OF INTERIM FINANCIAL INFORMATION

In compliance with the dispositions of sections V and VI of article 25 of CVM Instruction No. 480/09, the executive board of BRF S.A., states:

(i)     reviewed, discussed and agreed with the Company's quarterly financial information for the six month period ended June 30, 2013; and

(ii)    reviewed, discussed and agreed with conclusions expressed in the report issued by Ernst & Young Terco Auditores Independentes for the Company's quarterly financial information for the six month period  ended  June 30, 2013.

São Paulo, July 29, 2013.

José Antônio do Prado Fay

Chief Executive Officer Director

Antônio Augusto de Toni

Export Market Executive Officer

Ely David Mizrahi

Food Service Executive Officer

Gilberto Antônio Orsato

Human Resources Executive Officer

José Eduardo Cabral Mauro

Local Market Executive Officer

Leopoldo Viriato Saboya

Chief Financial, Administrative and IR Officer

Luiz Henrique Lissoni

Supply Chain Executive Officer

Nelson Vas Hacklauer

Strategy and M&A Executive Officer

Nilvo Mittanck

Operations and Technology Executive Officer

Wilson Newton de Mello Neto

Corporate Affairs Executive Officer